UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-21335

Exact name of registrant as specified in charter:	Optimum Fund Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2014

Item 1. Reports to Stockholders

Optimum Fixed Income Fund

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small-Mid Cap Growth Fund

Optimum Small-Mid Cap Value Fund

Annual report

March 31, 2014

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and, if available, their summary prospectus, which may be obtained by visiting optimummutualfunds.com or calling 800 914-0278. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Investments in Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of March 31, 2014, and subject to change. Holdings are as of the date indicated and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

All third-party marks cited are the property of their respective owners.

© 2014 Delaware Management Holdings, Inc.

Portfolio management review

Optimum Fixed Income Fund

April 8, 2014

Performance review (for the year ended March 31, 2014)

Optimum Fixed Income Fund (Class A shares)	1-year return	– 1.40%
Optimum Fixed Income Fund (Institutional Class shares)	1-year return	– 1.05%
Barclays U.S. Aggregate Index (benchmark)	1-year return	– 0.10%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Fixed Income Fund, please see the table on page 17.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisor

Pacific Investment Management Company LLC (PIMCO)

Market overview

The fiscal year ended March 31, 2014 saw an uptick in global economic growth that was spurred largely by central bank activism across the globe. In the United States, financial markets — fixed income assets in particular — deteriorated somewhat during the summer of 2013 as investors seemed to react to signals by the U.S. Federal Reserve that it would begin slowing the pace of asset purchases toward the end of 2013. Those signals set the tone for a volatile two-month period: Treasury bonds and notes sold off dramatically, sending yields higher during the first three months of the Fund’s fiscal year. At the same time, premiums or spreads on most other fixed income sectors widened versus Treasurys.

The Fed took note of the damage, and in July 2013 began a campaign of soothing markets with reassurance that low rates would continue despite the slowing of its asset purchases. By the end of 2013, the Fed formally announced that it would taper the bond-buying program, causing equities and other risk assets to soar while fixed income markets saw yields drift higher.

Early in 2014, markets were roiled after the first press conference by incoming Fed Chair Janet Yellen. During her remarks, she indicated that the Fed could raise the fed funds rate as early as May 2015. Short-term interest rates rose dramatically as a result.

Outside the U.S:

—    The Fed-induced volatility had a negative effect on emerging markets investments, especially those denominated in local currencies. Worries about interest rates (combined with local political unrest and concerns about current-account deficits) led to market declines in Turkey, Brazil, Thailand, Venezuela, Argentina, India, Indonesia, and South Africa.

—    The euro-zone economy struggled to grow, as evidenced by contracting gross domestic product (a measure of all goods and services produced) and increasing unemployment.

—    The European Union showed signs of economic stabilization. However, with headline growth still anemic and inflation trending below target, the European Central Bank unexpectedly cut its benchmark interest rate to a record low during the final months of 2013.

—    The Bank of Japan stunned markets by introducing new measures aimed at ending the country’s chronic deflation. Along with a dose of fiscal stimulus, the combined measures constituted one of the boldest economic policy experiments in the country’s history.

Fund performance

For the fiscal year, Optimum Fixed Income Fund (Class A shares with all dividends reinvested and excluding applicable sales charges) underperformed its benchmark index, the Barclays U.S. Aggregate Index. The following remarks describe several factors that affected performance within the respective portions of the Fund.

DMC

DMC effectively invested in higher-returning sectors of the bond market to outperform the Fund’s benchmark index. DMC’s bottom-up (bond-by-bond) style led to selecting securities in the high yield corporate, investment grade corporate, and bank loan sectors, all of which helped performance. Detractors from performance included DMC’s allocations to emerging markets bonds and mortgage-backed securities (MBS).

As market volatility increased following the Fed’s tapering comments, DMC implemented some risk management strategies that employed derivatives. DMC lowered the portfolio’s duration sensitivity using interest rate futures. DMC also lowered exposures to local-currency emerging markets bonds and to the currencies themselves, using currency forwards as a hedging tool. These derivatives had no net material effect on the performance of its portion of the Fund.

Here are key factors that influenced DMC’s performance relative to the benchmark index:

(continues)	1

Portfolio management review

Optimum Fixed Income Fund

High yield corporate bonds. Over the course of the Fund’s fiscal year, DMC invested an average of 13% of its portion of the Fund’s portfolio in this sector, which returned a robust 9.1%. DMC’s analysis pointed to low default risk and, thanks to the persistence of low interest rates, good interest coverage statistics. Corporate fundamentals appeared reasonably good, with maturity and liquidity issues seemingly postponed to a later date. DMC’s management estimates its high-yield bond exposure contributed at least 1 percentage point of outperformance.

Investment grade credit. DMC maintained a large exposure to this sector — an average of 35% of its portion of the Fund’s portfolio over the course of the fiscal year. While the return here was modest (at 2.2%), the fact that it was positive while the benchmark declined by 0.1% allowed this sector to contribute approximately 50 basis points to its portion of the Fund’s benchmark-relative performance (one basis point equals 1/100th of a percentage point).

Bank loans. Thanks to their short duration, bank loans are generally considered less risky than high yield bonds. Nevertheless, this asset class returned 4.9% during the fiscal year. An 8% exposure within DMC’s portion of the Fund’s portfolio netted approximately 35 basis points of outperformance.

Emerging markets bonds. DMC maintained an average exposure of 9% of its portion of the Fund’s portfolio to emerging markets bonds during the fiscal year. Because the sector declined 3.15%, this allocation resulted in a loss of approximately 45 basis points relative to the index.

MBS. Spreads on MBS were volatile during the fiscal year. DMC maintained an average of 17% of its portion of the Fund’s portfolio in MBS — most of them agency securities. The sector declined 0.7 percent, resulting in a negative effect on the Fund’s relative performance.

PIMCO

Note: The portfolio-level discussion presented below appears in two sections. The first section covers PIMCO’s portion of the Fund that focused on an intermediate-term strategy, while the second section covers its portion of the Fund that focused on a low duration strategy.

Within the Fund, part I: the intermediate-term component

The intermediate-term component of PIMCO’s portion of the Fund posted negative returns during the Fund’s fiscal year, both on an absolute basis and relative to its benchmark, the Barclays U.S. Aggregate Index. Its portion of the Fund maintained an overall underweight to U.S. duration (a measure of sensitivity to changes in interest rates), which was positive for returns as rates rose during the fiscal year. However, a focus on the intermediate portion of the yield curve (where rates rose the most) more than offset the positive effects of U.S. duration positioning. Duration exposure in other developed markets, particularly Australia and the United Kingdom, detracted from returns because interest rates also rose in those countries during the fiscal year.

An underweight to investment grade credit was negative for returns, because the sector outperformed during the fiscal year. Within the MBS sector, an underweight to agency MBS was negative for returns as the sector outperformed like-duration Treasurys. However, positive security selection within agency MBS more than offset the negative effects of the underweighting agency MBS as the selected securities benefited from the Fed’s asset purchases. An allocation to nonagency MBS also contributed to performance as the sector has been supported by positive housing momentum.

Beyond the core sectors, positions within the high yield corporate sector (which were designed to benefit from the widening of European credit spreads) detracted from performance for PIMCO’s portion of the Fund, as European credit spreads tightened during the period. An allocation to emerging market local debt, concentrated in Brazil, was negative for performance as the Brazilian central bank hiked rates several times during the fiscal year in order to control inflation. Lastly, holdings of Treasury inflation-protected securities (TIPS) detracted from returns as breakeven levels tightened due to a decrease in inflation expectations.

Overall, PIMCO’s use of derivatives generated slightly negative results during the fiscal year. For instance, exposure to Brazilian zero- coupon bonds through so-called “receive fixed swaps” detracted from returns as Brazilian interest rates rose significantly. Holdings of long credit default swaps on a basket of European credits detracted from performance as those credit spreads tightened. Use of interest rate options, and swaptions (which provide the option to enter into an interest rate swap) during the latter part of the fiscal year contributed to performance of PIMCO’s portion of the Fund, as rates remained relatively range bound after the fixed income selloff in the summer of 2013. Holdings of U.S. government futures contributed to performance as these securities were used to target the 5-year portion of the yield curve during mid-2013, where rates were not as negatively affected when the Fed began hinting at tapering. Lastly, the use of euro-dollar futures (money market instruments used to target the front end of the yield curve) had neutral effects on PIMCO’s portion of the Fund.

Within the Fund, part II: the low duration component

The low duration component of PIMCO’s portion of the Fund posted positive absolute returns but trailed PIMCO’s internal benchmark, the BofA Merrill Lynch 1–3 Year U.S. Treasury Index, for the fiscal year ended March 31, 2014 (please note that PIMCO did not begin managing pursuant to this low-duration strategy until approximately Feb. 1, 2014). This portion of the Fund maintained an overall overweight to U.S. duration, which was negative for returns as the

2

10-year U.S. Treasury yield rose during this since-inception period. A focus on the front end of the yield curve, where rates rose more than intermediate and long-end rates, also detracted from returns. Short exposure to intermediate Australian rates toward the end of the fiscal year detracted from returns as Australian rates fell.

Modest exposure to investment grade credit was positive for returns as credit spreads tightened during the period from Feb. 1, 2014 to March 31, 2014. A small exposure to agency MBS was neutral for performance as agency MBS performed in line with Treasurys during this period. An allocation to nonagency MBS contributed to performance for this portion of the Fund as there was appreciation in nonagency prices supported by positive housing momentum.

Beyond the core sectors, positions within high yield credit contributed to performance while an allocation to emerging market local debt, focused in Brazil, was negative for performance for this portion of the Fund.

Overall, derivative usage for this portion of the Fund was positive for performance during the period from Feb. 1, 2014 to March 31, 2014. Holdings of credit default swaps, which benefited from spread tightening, contributed to performance. Use of interest rate swaptions to generate income through volatility sales contributed to performance as rates remained range bound. Holdings of Australian government futures were negative for performance as these securities were used to target the 3-year portion of the Australian yield curve, where rates rose more than intermediate and long-end rates.

(continues)	3

Portfolio management review

Optimum International Fund

April 8, 2014

Performance review (for the year ended March 31, 2014)
Optimum International Fund (Class A shares)	1-year return	+15.31%
Optimum International Fund (Institutional Class shares)	1-year return	+15.79%
MSCI EAFE Index (gross) (benchmark)	1-year return	+18.06%
MSCI EAFE Index (net) (benchmark)	1-year return	+17.56%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum International Fund, please see the table on page 20.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

BlackRock Advisors, LLC (BlackRock)

EARNEST Partners LLC (EARNEST)

The Board of Trustees of the Fund approved the appointment of EARNEST Partners LLC (“EARNEST”) as a sub-advisor to the Fund during the Fund’s fiscal year. EARNEST replaced Mondrian Investment Partners Limited (“Mondrian”) as a sub-advisor to Optimum International Fund. Please see the supplement to the Fund’s prospectus, dated Sept. 25, 2013, for more information.

Market overview

Developed international markets performed well during the Fund’s fiscal year ended March 31, 2014. Investor confidence was bolstered by a series of improving economic indicators, predominantly positive corporate results, and generally accommodative policies from major central banks.

Developments during the course of the fiscal year, by region:

—	European economic trends continued to generally improve, led by Germany. For the region, growth in gross domestic product (a measure of all goods and services produced) remained modest at less than 1%. Spain and Italy, two of the more fragile countries in the region, saw long-term rates fall to approximately 3.5%, representing an eight-year low. The European Central Bank continued to evaluate options — including potential asset purchases — to further boost the economy and stave off deflationary pressures.

—	In peripheral Europe, indicators suggested that the worst of the economic problems likely had passed, although analysts warned that for most economies, it would be a long and fragile road back to a full recovery.
—	Meanwhile, in the Asia-Pacific region, markets ended the fiscal year in negative territory as concerns persisted about the health of the Chinese economy. Japanese equities bucked the trend, advancing 6% for the fiscal year.

—	Emerging market equities struggled for most of the Fund’s fiscal year due to worries over continued deceleration in Chinese growth and the prospect of higher interest rates in the United States. However, many emerging market central banks raised rates, taking action to stem weakness in their currency and equity markets.

Source: Bloomberg

Fund performance

Optimum International Fund posted a positive return for its fiscal year but trailed its benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index (both gross and net figures).

BlackRock

For the fiscal year, positive performance for BlackRock’s portion of the Fund was driven primarily by the effects of strong stock selection. Stock selection in the financial sector was the largest contributor to the Fund’s overall performance, highlighted by a few key sub-industries such as diversified banks, asset managers, custody banks, and real estate services.

BlackRock’s constructive outlook on European periphery financials favored names such as Bank of Ireland and the Italian asset manager Banca Generali due to still-cheap valuations relative to their earnings potential, combined with significant industry restructuring following the credit crisis. Additionally, BlackRock’s position in Foxtons Group PLC, a real estate agency with 46 offices in London and Surrey, was another example of a notable contributor. Foxtons’ performance was positively affected by an improving property market in the United Kingdom. The government’s

4

so-called Help to Buy program also contributed by guaranteeing to make mortgages available with a small down payment of only 5%.

The industrials sector was another area of relative strength where BlackRock’s preference for quality European businesses with global operations benefited performance for its portion of the Fund. As an example, Sacyr S.A., a Spanish-based construction company with projects across Europe and Central America, contributed meaningfully to BlackRock’s performance as investors focused on potential earnings growth from the company’s restructuring plans.

In terms of detractors, stock selection in utilities hurt relative performance as Centrica PLC, a British multi-utilities company, came under pressure due to proposed regulatory changes. Elsewhere, performance volatility in consumer staples detracted from relative results as Treasury Wine States, an Australian company, underperformed due to unexpected weakness in the Australian dollar, coupled with lower-than-expected sales volume.

The use of derivatives in the portfolio was a small but deliberate part of BlackRock’s risk management decisions during the fiscal year. Derivatives were used in the form of forward currency transactions to hedge currency exposure of portfolio holdings, effectively paring these exposures back to a level more consistent to that within the benchmark; these actions had a minimal effect on performance.

EARNEST

For the period from Oct. 18, 2013 (when EARNEST started sub-advising the Fund) to March 31, 2014, its portion of the Fund’s portfolio trailed the Fund’s benchmark. This was largely due to the portfolio’s 28% allocation to emerging markets equities, whose performance trailed that of developed markets within the MSCI EAFE Index.

During this period, the consumer discretionary and financials sectors contributed to EARNEST’s portion of the Fund, while the industrials and energy sectors detracted. Performance within each sector was driven by the effects of individual stock selection. Underperformance in the industrials and energy sectors was largely due to several of the portfolio’s Chinese holdings that trailed the overall index during this period.

At the individual stock level, the strongest contributors to the EARNEST’s portion of the Fund were Norsk Hydro and Conwert Immobilien Invest. Norsk Hydro is a materials company listed on the Norway exchange. It produces alumina, aluminum, and aluminum products from operations in the Middle East, Europe, and Brazil.

Norsk Hydro had low-cost operations and continued to execute its business beyond analysts’ expectations by managing and reducing costs while maintaining a strong balance sheet and positive free cash flow. The stock was up 16% for the period.

Headquartered in Austria, Conwert Immobilien Invest is an integrated property group focused on residential properties and apartment buildings in metropolitan areas within eastern Germany and Austria. Despite the ill effects of the European debt crisis on companies with euro zone-based operations, Conwert’s markets have remained relatively stable and the stock was up 7% for the period based on better-than-expected earnings.

Detractors within EARNEST’s portion of the Fund included DENSO Corporation, a Japanese automotive parts maker that is the chosen supplier of manufacturers that include Toyota, Honda, and Nissan. Renewed concerns about a possible deceleration of growth in China put pressure on foreign parts manufacturers because it would probably create higher input costs. This led the stock to decline by 1% for the period, despite the company’s raised guidance for revenue and operating profit (given improvements in demand fundamentals as well as pricing).

Mindray MedicalInternational was another notable detractor for EARNEST’s portion of the Fund. It is one of the most highly regarded medical equipment manufacturers in China, with a focus on delivering high-quality, competitively priced medical devices to the Chinese market. Sales growth at the company slowed due to a regulatory campaign by the Chinese government that has led local hospitals to delay their purchasing for the final months of 2013. As a result, Mindray’s shares were down 19% for the period.

Mondrian

During the period Mondrian was a sub-advisor to the Fund, Mondrian’s portion of the Fund generated a strong absolute return, in what was a strong period for equity markets.

Mondrian’s country allocation decisions contributed to relative performance for its portion of the Fund, led by underweight positions in the weak equity markets in Australia, Japan, and Sweden. These positive effects were partly offset by the negative effects of overweight allocations to the Israeli and Singaporean equity markets, which fell more than the broader index.

The effects of stock selection were positive versus the benchmark, led by strong results in France and Germany. Stock selection at the sector level also added to relative investment returns, particularly in the consumer staples and industrials sectors.

Among the strongest-performing stocks in Mondrian’s portion of the Fund were Telefonica Deutschland Holding, the integrated German telecommunications services company, and Orange (previously named France Telecom). Both companies’ share prices benefited from more supportive regulation combined with optimism that the European Union Competition Commissioner may allow wireless market consolidation. Orange’s share price rose 30% and Deutsche Telekom gained more than 55% during the period that Mondrian managed the Fund.

(continues)	5

Portfolio management review

Optimum International Fund

Also, the French company Saint Gobain saw its share price appreciate by nearly 45%. With four main businesses — innovative materials, construction products, building distribution, and packaging — the company rode the tailwinds of improving economic leading indicators in Europe.

Despite the positive effects of stock selection within Mondrian’s portion of the Fund over the period, the following stocks disappointed:

AMP, an Australian company that provides superannuation plans (the equivalent of 401(k)-type retirement plans in the U.S.) experienced weakness during the period due to a combination of (1) the weaker Australian dollar, (2) poor operating results, and (3) concerns about potential superannuation policy changes.

Takeda, the Japanese pharmaceutical company, saw its share price fall 12% due to a combination of the depreciation of the yen and weaker-than-expected fiscal-year results.

Canon, the well-known imaging technology company, witnessed its share price come under pressure, declining 10% during the period as camera sales remained weak, especially within SLR (single-lens reflex) cameras.

Derivatives exposure within Mondrian’s portion of the Fund was limited to a defensive hedge out of the Australian dollar. Overall, Mondrian’s currency allocation strategies added to relative investment returns during the period that Mondrian sub-advised the Fund.

6

Optimum Large Cap Growth Fund

April 8, 2014

Performance review (for the year ended March 31, 2014)
Optimum Large Cap Growth Fund (Class A shares)	1-year return	+25.17%
Optimum Large Cap Growth Fund (Institutional Class shares)	1-year return	+25.51%
Russell 1000® Growth Index (benchmark)	1-year return	+23.22%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Growth Fund, please see the table on page 23.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Fred Alger Management, Inc. (Alger)

T. Rowe Price Associates, Inc. (T. Rowe Price)

During the Fund’s fiscal year, the Board of Trustees of the Fund approved the removal of Marsico Capital Management, LLC (Marsico) as a sub-advisor to the Fund. Please see the supplement to the Fund’s prospectus, dated June 13, 2013, for more information.

Market overview

U.S. stock market indices recorded strong gains during the fiscal year ended March 31, 2014, as optimism over rising corporate profits, job growth, and steady economic improvement overcame uncertainty about U.S. monetary and fiscal policies. The U.S. Federal Reserve began to reduce its asset purchases at a measured pace at the beginning of 2014, and Congress ultimately agreed on a budget for fiscal year 2014 and a suspension of the debt ceiling until March 2015. Global economic growth progressed slowly, but European weakness highlighted the attractiveness of U.S. equities, especially those of higher-quality growth companies, regardless of market capitalization. As measured by Russell indices, growth stocks outperformed value stocks.

Fund performance

Optimum Large Cap Growth Fund delivered positive double-digit returns for the fiscal year, outperforming its benchmark. Sector allocation and stock selection in information technology and healthcare contributed to performance within the portions of the Fund managed by Alger and T. Rowe, and financial stocks were a primary contributor within Marsico’s portion of the Fund during its brief time as a sub-advisor to the Fund during its fiscal year. The industrial sector was the most significant detractor within Alger’s and T. Rowe’s portions of the Fund, while the materials sector hindered performance within Marsico’s portion of the Fund.

Alger

With its strategy of investing in companies undergoing “positive dynamic change,” Alger seeks what it views as high-quality, domestic growth stocks that can potentially generate strong earnings growth and free cash flow. The top contributions to performance within Alger’s portion of the Fund came from these types of companies in the information technology and healthcare sectors. The most significant detractors within Alger’s portion of the Fund were in the industrials and materials sectors.

The continued growth of e-commerce and social networks helped Alger’s performance in the technology sector. Facebook was the largest individual relative contributor to overall results within Alger’s portion of the Fund, gaining more than 130% during the period. Facebook, the world’s largest social network, earns revenue by selling display and instream newsfeed advertising on its desktop and mobile applications (90% of revenue) and earns payments from games and e-commerce transactions conducted on its platform (10% of revenue). Alger believes that Facebook is still in the early stages of exploiting its dominance of online audiences, as it still only garners a mid-single-digit percentage of total online advertising budgets. In the near term, despite a rapid increase in share price, Alger believes Facebook may be poised to continue to outperform market expectations, as its mobile app ads and Facebook Exchange drive near-term revenue growth.

Many of Alger’s favored holdings in the healthcare sector posted strong earnings increases, raised dividends, and generated strong levels of free cash flow, in addition to authorizing substantial share repurchase programs. Actavis, a leading global specialty pharmaceutical company, was a leading contributor to Alger’s portion of the Fund; its shares gained more than 120% during the Fund’s fiscal year. The company manufactures and distributes generic and branded pharmaceutical products focused on women’s health and urology globally, and gastroenterology and dermatology in the United States. Actavis has consistently maintained one of the largest, most diversified pipelines of first-to-file, difficult-to-manufacture,

(continues)	7

Portfolio management review

Optimum Large Cap Growth Fund

various-dosage formulations, and patent challenges in the industry have allowed it to have one of the more profitable and sustainable generic pipelines in the industry. Its recent merger with Warner Chilcott created a broad international distribution platform whereby Actavis can launch Warner Chilcott’s products through its network, and vice versa. In addition, Alger believes Actavis is positioned to continue to cut costs across the company, potentially allowing for greater merger and acquisition opportunities and pipeline investment.

Union Pacific was the largest relative detractor from Alger’s portion of the Fund. The company is the second-largest railroad operator within the U.S., operating out of the Northwest. Alger initiated positions in the shares of this well-run railroad late in 2013 and only captured a small portion of its fiscal year positive return. Because Alger’s average exposure to the stock was well below the benchmark weighting, the position acted as a detractor from performance within Alger’s portion of the Fund. Alger remains constructive on Union Pacific, given the positive fundamentals internally, consistent and increasing returns to shareholders, and what it views as a reasonable valuation.

Mosaic was another notable detractor within Alger’s portion of the Fund, as the shares declined more than 30%. The company produces, blends, and distributes crop nutrient and animal feed products. It holds the number-one position in global phosphate fertilizer production and number two in global potash fertilizer production. The company sells phosphate overseas through two joint-venture entities with PotashCorp. For years, the price of potash was controlled by a cartel led by Russian potash producers Uralkali and Belaruskali. Last July, Uralkali got into a dispute with Belaruskali, and they jointly decided to halt export sales through their joint venture, Belarusian Potash Company, thus, ending the cartel. As a result, potash prices had a significant price decline, leading to substantially lower profitability for Mosaic.

T. Rowe Price

Overall, stock selection was the principal reason for relative outperformance within T. Rowe Price’s portion of the Fund, but sector weighting was also positive. The consumer discretionary, consumer staples, and healthcare sectors were the leading relative outperformers. Industrials and business services, energy, and telecommunication services were the largest detractors.

Consumer discretionary was by far the leading contributor within T. Rowe Price’s portion of the Fund, driven mainly by stock selection. ThePriceline Group benefited from higher travel-related booking activity, particularly in European and Asian markets. The company has increased customer traffic to its websites by the acquisition of Web- based travel information company Kayak.com. Vehicle production of Tesla Motors trended well in 2013, helped by the firm’s collaboration with suppliers to ensure access to lithium-ion batteries, a critical component for its fully electric automobiles.

T. Rowe Price’s significant underweight to consumer staples aided relative performance of its portion of the Fund, as this was the second-weakest sector in the benchmark index for the fiscal year. Stock selection also helped results. Within this sector, national drugstore chain CVS Caremark announced a joint venture with Cardinal Health to focus on generic-drug distribution. Pharmacy chains have entered into distribution agreements in recent years, as consolidation in the pharmaceutical supply chain may provide significant cost savings.

Stock selection within healthcare contributed, as McKesson benefited from a combination of the release of multiple widely used generic drugs in recent quarters and from strong pricing of generics.

Stock selection with industrials and business services detracted from results within T. Rowe Price’s portion of the Fund. Shares of railroad company Kansas City Southern declined, as the abundance of low-cost natural gas led to decreased demand for coal, a major part of the company’s shipping volume. The nonresidential-construction and mining industries, which represent a large portion of Fastenal’s customers, have struggled over the past year amid a slow construction recovery and a decline in mining activity due to weak commodity prices.

Energy also detracted from portfolio results due to stock selection and a harmful underweighting. Shares of Range Resources were up during the Fund’s fiscal year, but lagged the broader energy sector. Prior to the colder winter experienced in most of the U.S., mild summer weather drove down demand for natural gas, which negatively affected company revenues.

Marsico

For the period that Marsico sub-advised the Fund (from April 1, 2013 through June 17, 2013), its portion of the Fund performed in line with the benchmark, benefiting primarily from stock selection in the financials sector. Stock selection in the materials and consumer staples sectors detracted from performance.

Positions in Citigroup, Wells Fargo, and American International Group (AIG) were strong contributors to performance within Marsico’s portion of the Fund. Marsico took a position in Citigroup after its new management team outlined a plan to return the company to its roots as a bank. Marsico had confidence that the Citigroup’s capital position was stronger and that the company was working through its troubled loan portfolio. As the country’s largest mortgage originator, Wells Fargo benefited from the rebound in U.S. housing. Marsico took a position in AIG after the government sold its last remaining shares in the company and AIG made substantial progress in selling its noncore assets.

8

Stock selection in capital goods also provided a boost to returns within Marsico’s portion of the Fund, as positions in Precision Castparts and Pentair were strong performers. Precision Castparts, a cast-metal parts maker that makes metal forgings and castings for airplanes and gas turbines, benefited from improvement in the aerospace, power, and general industrial markets. Pentair, a water treatment and storage-system maker, was leveraged to the rebound in North American residential housing and growth in global energy. Select holdings in the consumer services industry — notably Wynn Resorts and Starbucks — also helped results within Marsico’s portion of the Fund.

In aggregate, Marsico’s holdings in the materials sector lagged the sector return in the benchmark index, which hampered performance within its portion of the Fund. Agricultural products company Monsanto posted a disappointing return in the period. In the consumer staples sector, brewer Anheuser-Busch InBev posted a negative return as one of its core markets, Brazil, experienced weakness.

(continues)	9

Portfolio management review

Optimum Large Cap Value Fund

April 8, 2014

Performance review (for the year ended March 31, 2014)
Optimum Large Cap Value Fund (Class A shares)	1-year return	+19.96%
Optimum Large Cap Value Fund (Institutional Class shares)	1-year return	+20.31%
Russell 1000® Value Index (benchmark)	1-year return	+21.57%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Value Fund, please see the table on page 26.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Herndon Capital Management, LLC (Herndon) Massachusetts Financial Services Company (MFS)

Market overview

Early in the fiscal year ended March 31, 2014, jitters over a banking crisis in Cyprus were offset by ongoing accommodative global monetary policy and improving economic data. This resulted in both equity and fixed income market gains. As the period progressed, concerns that the U.S. Federal Reserve would begin tapering its quantitative easing program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to improved economic fundamentals.

Toward the middle of the fiscal year, the Fed’s decision to postpone the tapering of quantitative easing surprised markets. Favorable market reactions were tempered by tense negotiations over U.S. fiscal policy, resulting in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived as an extension of budget and debt ceiling deadlines allowed the government to reopen. Subsequent economic data reflected moderate but resilient U.S. growth.

Other positive economic news included the European Central Bank’s decision to cut its policy rate as inflation pressures waned. Also, President Obama nominated Fed Chair Janet Yellen, a move that signaled to equity investors that U.S. monetary policy would remain fairly constant.

Later in the fiscal year, emerging market stresses resurfaced as political unrest, an escalation of tensions over Russia’s annexation of Crimea, falling currencies, and slowing growth affected investor sentiment. Investors also experienced unexpected weather-related interruptions to hiring and spending plans and to production schedules. These setbacks seemed short-lived. By the end of the fiscal year, major U.S. equity indices traded near all-time highs.

Fund performance

Optimum Large Cap Value Fund generated strong absolute gains but underperformed its benchmark for the Fund’s fiscal year. Underperformance was attributable to investments in the energy, consumer staples, and consumer discretionary sectors. These sectors underperformed their respective benchmark holdings. Stock selection also contributed to underperformance, but to a lesser degree.

Herndon

Herndon’s approach to managing its portion of the Fund remained consistent throughout the fiscal year. The management team seeks value-creating opportunities at the individual stock level and subsequently aggregates individual stock information to determine sector weightings. Each market sector presents both risks and opportunities; the team seeks adequate compensation for risks taken. The team seeks stocks that it believes offer value-creating opportunities, which it defines as those exhibiting both attractive fundamental and valuation characteristics.

During the fiscal year, holdings in the healthcare and utilities industries contributed to the performance of Herndon’s portion of the Fund. Five of its eight healthcare holdings outperformed the sector in general and, in some cases, compared to the overall benchmark. Herndon also held fewer utility stocks than the benchmark (performance in the utility sector was weak during the fiscal year which, in turn, bolstered relative gains in its portion of the Fund).

At the individual security level, top relative contributors included pharmaceutical and medical device manufacturer Endo International and digital storage giant Western Digital. Despite increased threats from generic pharmaceutical competitors, Endo has made several recent acquisitions that are transforming the company’s long-term growth trajectory. Western Digital, meanwhile, was the top performer for Herndon’s portion of the Fund. In recent years, the company has successfully transitioned from a commodity component

10

manufacturer to one that supports the growing arena of cloud data management services.

Primary performance detractors came from the consumer staples and energy sectors. An investigation by the Federal Trade Commission of multi-level marketing firm and nutritional supplement provider Herbalife prompted many investors to sell their shares, which depressed the stock price. Short sellers of the stock applauded the investigation; meanwhile, Herbalife itself has welcomed the scrutiny, viewing it as an opportunity to be more transparent with the general public about its business practices. SM Energy, which focuses on energy opportunities within North America, was hit hard by production issues at the South Texas hydraulic fracturing site Eagle Ford Shale.

At the individual stock level, the largest detractors were agency mortgage real estate investment trust (REIT) American Capital Agency and mining company Southern Copper. As a player in the financial services arena, American Capital Agency was affected by concerns about the Fed’s anticipated tapering moves. It also suffered from challenges in declining book value, which resulted in dividend cuts to its stock. Herndon agrees that these concerns detracted from performance yet continued to believe most of this news had already been discounted in the valuation of the stock. Southern Copper, meanwhile, suffered from continued weakness in the iron ore market, primarily in developing markets. This is the result of overcapacity for the current level of demand, which has made it challenging to return to previous levels of profitability.

MFS

MFS’s investment philosophy and approach for its portion of the Fund remain consistent during all market environments. The management team seeks to identify high-quality, undervalued stocks that offer the best potential for healthy long-term, risk-adjusted returns.

Interest rates began to rise during the fiscal year, causing companies with the highest dividend yields to significantly underperform those with lower yields. Relative to its benchmark, MFS’s portion of the Fund held significantly fewer high-yielding companies. Valuations have become stretched in recent years, resulting in performance tailwinds during the fiscal year. MFS continued to see significant investment opportunities in numerous larger-capitalization, higher- quality companies. Throughout this period, MFS’s managers added positions in the companies that share these characteristics.

Stock selection in the industrial goods and services sector contributed to relative performance. In particular, positive performance from defense contractor Lockheed Martin boosted returns. MFS’s large investment in global security company Northrop Grumman also contributed to performance.

Relatively low investment levels in the energy, utilities, and communications sectors also contributed to performance for MFS’s portion of the Fund, as each of these sectors performed poorly during the fiscal year. Its portion of the Fund held a substantially lighter weighting in integrated oil and gas giant ExxonMobil, for example, which benefited its performance relative to the benchmark.

Elsewhere, MFS invested heavily in several companies that aided overall returns. These included PPG Industries, St. Jude Medical, Viacom, MetLife, and Thermo Fisher Scientific. An underweight in Procter & Gamble and owning VodafoneGroup also contributed to overall returns.

Returns in MFS’s portion of the Fund were dampened by stock selection and heavy investments in the consumer staples sector, which significantly underperformed the benchmark. A large investment in tobacco company Philip Morris International weakened relative returns as the stock underperformed compared to the benchmark. Holdings of alcoholic beverages producer Diageo also detracted from relative performance, as did global food company Nestle.

Relative returns were also held back somewhat by a combination of stock selection and strong gains within the technology sector, where MFS’s portion of the Fund was less heavily invested. Diversified technology products and services company IBM significantly underperformed compared to the benchmark, detracting from performance. MFS’s portion of the Fund held a zero position in strong-performing Apple, which also hurt performance relative to the benchmark.

At the individual stock level, performance detractors included investments in retail giant Target and insurance company Travelers which were more substantial than the benchmark holdings. Relative performance was also hindered somewhat by MFS’s holdings of management consulting firm Accenture and telecommunications service provider Verizon Communications, as well as not holding the strong-performing Bank of America, which held a presence in the benchmark.

MFS’s portion of the Fund strives to be fully invested and generally holds cash only to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt MFS’s performance versus the benchmark, which has no cash position. Consequently, positions in cash and cash equivalents during the fiscal year also detracted from relative performance for MFS’s portion of the Fund.

(continues)	11

Portfolio management review

Optimum Small-Mid Cap Growth Fund

April 8, 2014

Performance review (for the year ended March 31, 2014)
Optimum Small-Mid Cap Growth Fund (Class A shares)	1-year return	+21.63%
Optimum Small-Mid Cap Growth Fund (Institutional Class shares)	1-year return	+22.03%
Russell 2500™ Growth Index (benchmark)	1-year return	+26.66%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Growth Fund, please see the table on page 29.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Columbia Wanger Asset Management, LLC (Columbia WAM)

Wellington Management Company, LLP (Wellington)

Market overview

The Fund’s fiscal year saw strong results from many equity markets in the developed world, including the United States. Reaction to U.S. Federal Reserve announcements, congressional gridlock, and economic data from China dominated markets for much of the period, as did general optimism about economic recovery in Japan, Europe, and the U.S. This optimistic outlook was supported by the Fed, which in the second quarter of 2013 indicated that it might wind down its bond-purchase program sooner rather than later because of its rising expectations for economic growth.

U.S. equities rose sharply in 2013 but wavered into the first quarter of 2014 as heightened geopolitical risks took center stage. Despite unseasonably cold weather that dampened economic activity, U.S. stocks finished February at another all-time high. Robust merger and acquisition activity and a “clean” increase in the debt ceiling from Congress in February seemed to help stoke investors’ appetites for risk.

Returns among the sectors of the Russell 2500 Growth Index were broadly positive, with each of the 10 sectors posting positive absolute returns. Consumer staples, healthcare, and energy led the index higher, each having advanced more than 30%, while financial services lagged with a gain of 18%.

Fund performance

Optimum Small-Mid Cap Growth Fund underperformed its benchmark index for the Fund’s fiscal year, due in part to poor stock selection within the consumer discretionary and energy sectors by both sub-advisors. Additionally, weak relative performance of healthcare and information technology stocks within one sub-advised portion of the Fund was a notable detractor.

Wellington

Wellington’s portion of the Fund generated strong gains on an absolute basis and outperformed the benchmark index for the fiscal year. Strong security selection within the materials, healthcare, and industrials sectors drove outperformance within Wellington’s portion. Weaker stock selection within consumer discretionary and energy partially offset gains elsewhere in the portfolio. Sector allocation, a product of Wellington’s bottom-up, stock-by-stock selection process, modestly detracted during the fiscal year, due in part to an underweight allocation to the healthcare sector.

At the individual security level, top relative contributors for Wellington’s portion of the Fund included companies in the industrials, materials, and information technology sectors. Shares gained in WageWorks, a provider of tax-advantaged consumer- directed health, commuter, and employee benefit plans in the U.S., as investors came to believe the company to be well positioned to take advantage of the growth in private healthcare exchanges. Wellington continued to hold its position in this stock as of the end of the Fund’s fiscal year. Shares in KapStone Paper and Packaging, a packaging and containerboard manufacturer, climbed after the company announced it would purchase Longview Fibre Paper and Packaging. Wellington trimmed its position in the stock based on the strong performance in the share price. Shares of internet service provider Web.com Group outperformed as the company continued to benefit from average-revenue-per-user expansion, owing to upselling and new-customer acquisition, as well as from lower debt levels and more efficient spending on advertising. Wellington continued to hold its position in the stock as of the end of the Fund’s fiscal year.

Angie’s List, a membership service that compiles consumer ratings of local service companies and contractors in multiple cities across the U.S., was one of the largest detractors from Wellington’s portion of the Fund. Its shares declined following a soft quarter in which the

12

company’s revenues, as well as its earnings before interest, taxes, depreciation, and amortization (EBITDA), were slightly lower than consensus estimates, and forward guidance was disappointing. Despite Angie’s List’s potential earnings challenges, Wellington remained optimistic regarding its longer-term earnings and growth outlook, and continued to hold the position as of the end of the Fund’s fiscal year. Shares of Briggs & Stratton, a manufacturer and distributor of gasoline engines for outdoor power equipment, fell following a downward revision in forward guidance and management outlook. Wellington eliminated its position in the stock during the fiscal year. Shares of Francesca’s Holdings, a boutique fashion and accessory retailer, declined on soft results and a weak outlook resulting from inventory overhang and rising investor concerns over competitive pressure. Wellington believed the company’s merchandising problems undermined its investment thesis for the stock, and it eliminated the position during the fiscal year.

Columbia WAM

Columbia WAM’s portion of the Fund posted a strong gain on an absolute basis but underperformed the Fund’s benchmark index for the fiscal year. Columbia WAM employs a low-turnover, bottom-up, stock-by-stock, fundamental investment strategy and did not adapt its approach during the fiscal year. It seeks to identify reasonably priced growth companies that it believes are positioned to grow over the next three to five years. More reasonably priced companies underperformed higher-priced momentum stocks and value stocks for much of the period, resulting in a headwind for this style of investing.

During the Fund’s fiscal year, Columbia WAM decreased allocations to financial and consumer discretionary stocks within its portion of the Fund and added to consumer staples. Sector weighting decisions were driven mainly by security selection. The decreased allocation to financials reflected Columbia WAM’s decision to sell several real estate holdings it believed to be fully valued. Among its consumer discretionary holdings, Columbia WAM sold several specialty retail apparel companies that it believed were not well suited to its long- term investment approach. It redirected the proceeds of these sales into several consumer staples stocks that it believed to have better upside potential.

Columbia WAM’s portion of the Fund benefited from allocations to three major industries that outperformed in the benchmark index: a heavy overweight in industrials, overweight in consumer discretionary, and near market weight in information technology. In addition, Columbia WAM’s portion of the Fund was underweight in three sectors that underperformed in the benchmark index for the period: financials, materials, and utilities. Columbia WAM’s stock selection was weak relative to the benchmark index during the fiscal year in every sector except materials, due to style factors, with the weakest relative performance coming from information technology and healthcare.

Biotech was one of the strongest-performing and volatile industries during the fiscal year. Columbia WAM’s portion of the Fund had its share of biotech winners and losers, but overall these stocks lagged the benchmark index for the fiscal year. Ariad Pharmaceuticals was the largest detractor from Columbia WAM’s portion of the Fund for the fiscal year, collapsing nearly 70% when the FDA announced that Ariad’s leukemia drug caused heart problems. On the positive side, NPS Pharmaceuticals’ stock price nearly tripled upon the successful launch of a medication to treat short bowel syndrome.

Outside of the biotech sector, car rental company Avis Budget Group was a top contributor to performance within Columbia WAM’s portion of the Fund, having benefited from lower fleet costs and higher pricing and utilization. In the information technology sector, Ixia declined due to weakness in its telecom network test business, which more than offset good results in network visibility.

(continues)	13

Portfolio management review

Optimum Small-Mid Cap Value Fund

April 8, 2014

Performance review (for the year ended March 31, 2014)
Optimum Small-Mid Cap Value Fund (Class A shares)	1-year return	+21.85%
Optimum Small-Mid Cap Value Fund (Institutional Class shares)	1-year return	+22.29%
Russell 2500™ Value Index (benchmark)	1-year return	+21.76%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Value Fund please see the table on page 32.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

The Delafield Group, a division of Tocqueville Asset Management L.P. (Tocqueville)

The Killen Group, Inc. (Killen)

Westwood Management Corp. (Westwood)

Market overview

U.S. equities made substantial gains during the fiscal year, benefiting from an array of favorable domestic conditions and relatively stable international markets. During the first nine months of the period (through Dec. 31, 2013), continued aggressive global monetary policy, modest-but-improving economic growth, and a lack of macroeconomic concerns ignited investors to drive the stock market up and finish out 2013 for a full-year calendar gain of more than 30%, as measured by the S&P 500® Index — the largest annual gain since 1997. Contributing factors included an improving domestic housing market, rising employment numbers, gains in consumer net worth, the availability of cheap domestic natural gas sources for U.S. manufacturers, and solid — though unspectacular — corporate earnings results. (Source: Bloomberg.)

As 2014 began, concerns about the global effect of weakening emerging market economies drove stocks lower in January. But a rebound in investor sentiment in February reversed those losses, and U.S. markets generally ended up in positive territory for the final quarter of the Fund’s fiscal year. During the initial months of 2014, investors in U.S. markets successfully bore up through a series of negative events that included unseasonably cold weather that dampened economic activity in much of the United States, and news that monetary policy could tighten sooner than expected.

Fund performance

All three sub-advisors of Optimum Small-Mid Cap Value Fund outperformed the Fund’s benchmark index for the fiscal year. In the case of two of the sub-advisors (Westwood and Tocqueville), security selection in the materials and processing sector was a strong contributor. Additionally, Westwood’s holdings in the financial services sector, and Killen’s strong returns within information technology and telecommunications, both contributed to the Fund’s strong performance relative to the benchmark index.

Tocqueville

Throughout the fiscal year, Tocqueville actively searched for companies that it believed were selling at prices that seemed modest in relation to their intrinsic value. During the fiscal year, as valuations appeared more stretched, it sold and trimmed a number of its positions for the Fund. As a result, its portion of the Fund maintained a cash position of approximately 15%. While performance was tempered somewhat by these reserves, Tocqueville continues to seek out what it views as appealing opportunities at favorable valuations.

Tocqueville’s portion of the Fund outperformed relative to the benchmark index. The materials sector in particular was a strong factor. Tocqueville’s investments in materials generated close to a 35% absolute return for the fiscal year and its overweight position in the sector contributed to relative outperformance for its portion of the Fund.

In terms of relative underperformance, Tocqueville’s consumer discretionary sector holdings were outstripped by a strong showing in this sector. The lack of exposure to the strongly performing healthcare sector in its portion of the Fund was also detrimental to absolute and relative returns. In terms of specific holdings, Acuity Brands,a global leader in providing lighting for both indoor and outdoor environments, was the top contributor to performance during the fiscal year within Tocqueville’s portion of the Fund. Acuity Brands reported strong earnings throughout the year; it exhibited robust growth in the LED lighting and controls area of its business, and appears to be well positioned for strong future results. Minerals Technologies, the global developer and producer of a range of specialty mineral, mineral-based, and synthetic mineral products and services, also had a strong fiscal year. The company’s shares surged

14

on better-than-expected earnings results and an ultimately successful bid to acquire Amcol International.

In contrast, Staples and Brady Corporation were the largest detractors from Tocqueville’s performance during the fiscal year. Both companies disappointed investors with their earnings results. In the case of Staples, its U.S. retail business remained pressured by intensifying competition online. This was the primary drag on revenues; management began to address this challenge more aggressively through incremental cost-cutting initiatives and store closures. Brady is a Milwaukee-based international manufacturer of safety and security identification solutions. As with Staples, Brady’s workplace safety business has been exposed to a shift in consumers’ buying preferences. This has affected prices and, consequently, profitability. At period end, management’s actions did not improve its market position.

Killen

Killen’s value strategy seeks to invest in overlooked and undervalued companies. During the Fund’s fiscal year, Killen found investment opportunities in a number of sectors, including consumer discretionary, industrials, information technology, healthcare, energy, financials, and materials. Despite the broad gains in the stock market for most of the fiscal year, Killen was able to identify out-of-favor companies during each quarter.

Killen’s allocations to specific sectors are a result of its bottom-up (stock by stock) security selection process. As a value-based, bottom- up investment manager, Killen does not change its approach to adapt to an economic environment. Given the strong overall performance seen in the equity markets during the fiscal year, most sectors achieved positive returns. Killen’s portion of the Fund was particularly successful in achieving strong performance relative to the benchmark index in its holdings in the information technology and telecommunications sectors.

Compared to the benchmark index, Killen’s portion of the Fund underperformed in the materials and energy sectors. This lag in performance was chiefly a result of stock-specific factors rather than sector trends. In the aggregate, Killen’s outperforming sectors more than offset its underperforming sectors during the fiscal year.

Methode Electronics, a manufacturer of electronic components used in automobiles and other industrial equipment, and Plexus Corp., a contract manufacturer of complex electronic systems for a variety of industries, were notable contributors to performance within Killen’s portion of the Fund. Methode benefited from new contract wins for center consoles from General Motors and Ford. Plexus’s stock price had suffered when the market overestimated the effect of the loss of a major customer; it rallied as the true impact became apparent. The company was ultimately able to replace the lost business — and the stock rallied from very low valuation levels as a result.

Landec, a manufacturer of polymer products for food packaging and medical devices, and KMG Chemicals, a manufacturer of specialty chemicals, were detractors from performance within Killen’s portion of the Fund. Each stock fell more than 20% for the Fund’s fiscal year.

Landec was affected by adverse weather conditions in its food packaging business along with a large order reduction by a major customer in its biomedical device business. This holding has been a long-term positive for Killen’s portion of the Fund; Killen believes that both adverse developments are short-term in nature. KMG Chemicals suffered from operating margin pressure in one of its business segments, as well as restructuring expenses that resulted from a large acquisition. In Killen’s view, new management is positioning the company for an increase in earnings; Killen continued to maintain its position in KMG Chemicals.

Westwood

Westwood applies its consistent and disciplined valuation approach regardless of the vagaries of the market environment. Westwood invests in high-quality companies that it believes have higher future earnings growth prospects than are reflected by current stock prices.

During the fiscal year, security selection in the economically sensitive financial services, and materials and processing sectors helped performance in Westwood’s portion of the Fund. Financial services companies benefited from investors’ anticipation of a rise in long-term rates and a steepening yield curve. Westwood’s regional bank holdings in this sector were also helped by good loan growth. The materials and processing sector as a whole was supported by the improving global economy; many of the companies that Westwood held in this sector posted strong performances based on their solid execution of business operations.

Security selection in the energy and healthcare sectors detracted from the relative performance of Westwood’s portion of the Fund. Energy lagged earlier in the fiscal year due to declining commodity prices, while Westwood’s underweight to lower-quality / higher-volatility healthcare stocks (which were strong performers during the year) resulted in its poor relative performance in this sector.

Westwood’s top-performing securities included SVB Financial Group, which rose after reporting stronger-than-expected fourth- quarter earnings due to solid loan growth and a better-than- expected net interest margin. Consumer discretionary holding Garmin also performed well. This company reported better-than- expected second-quarter 2013 earnings, which were due to market share gains in the outdoor/fitness and aviation markets. It also benefited from a new contract with Mercedes-Benz to supply navigation technology to all its vehicles.

(continues)	15

Portfolio management review

Optimum Small-Mid Cap Value Fund

Securities that detracted from the relative performance of Westwood’s portion of the Fund included Digital Realty Trust, the data center developer and manager. The company’s share price declined as investors grew concerned about the economic viability of data centers, the long duration of Digital Realty’s property portfolios, and the effect of higher interest rates on its development opportunities. Energy holding Oasis Petroleum also hurt performance, as the stock weakened in anticipation of lower production and volumes as a result of unfavorable winter weather.

16

Performance summary

Optimum Fixed Income Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2014	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)

Excluding sales charge	– 1.40%	+8.77%	+5.00%

Including sales charge	– 5.80%	+7.77%	+4.52%

Class B (Est. Aug. 1, 2003)

Excluding sales charge	– 1.57%	+8.20%	+4.45%

Including sales charge	– 5.45%	+7.98%	+4.45%

Class C (Est. Aug. 1, 2003)

Excluding sales charge	– 2.06%	+8.06%	+4.31%

Including sales charge	– 3.03%	+8.06%	+4.31%

Institutional Class (Est. Aug. 1, 2003)

Excluding sales charge	– 1.05%	+9.16%	+5.36%

Including sales charge	– 1.05%	+9.16%	+5.36%

Barclays U.S. Aggregate Index	– 0.10%	+4.80%	+4.46%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Prior to Jan. 1, 2014, the Fund paid an annual distribution and service fee of 0.35%. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Aug. 1, 2013 through July 31, 2014. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

(continues)	17

Performance summary

Optimum Fixed Income Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.00% of the Fund’s average daily net assets from July 29, 2013, through July 29, 2014. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses	1.30%	2.05%	2.05%	1.05%
(without fee waivers)
Net expenses (including fee	1.25%	1.25%	2.00%	1.00%
waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2004 through March 31, 2014

Starting value (March 31, 2004) Ending value (March 31, 2014)
Optimum Fixed Income Fund — Institutional Class shares	$10,000	$16,860
Optimum Fixed Income Fund — Class A shares	$9,550	$15,558
Barclays U.S. Aggregate Index	$10,000	$15,474

18

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2004, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 18. Please note additional details on pages 17 through 19.

The chart also assumes $10,000 invested in the Barclays U.S. Aggregate Index as of March 31, 2004. The Barclays U.S. Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OAFIX	246118681
Class B	OBFIX	246118673
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

(continues)	19

Performance summary

Optimum International Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2014	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	+15.31%	+14.35%	+5.20%
Including sales charge	+8.68%	+12.99%	+4.58%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	+15.37%	+13.77%	+4.65%
Including sales charge	+11.37%	+13.50%	+4.65%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+14.56%	+13.60%	+4.52%
Including sales charge	+13.56%	+13.60%	+4.52%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+15.79%	+14.76%	+5.57%
Including sales charge	+15.79%	+14.76%	+5.57%

MSCI EAFE Index (gross)	+18.06%	+16.55%	+7.01%

MSCI EAFE Index (net)	+17.56%	+16.01%	+6.53%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Prior to Jan. 1, 2014, the Fund paid an annual distribution and service fee of 0.35%. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from July 29, 2013 through July 29, 2014. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

20

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.40% of the Fund’s average daily net assets from July 29, 2013, through July 29, 2014. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.74%	2.49%	2.49%	1.49%
Net expenses
(including fee waivers, if any)	1.65%	1.65%	2.40%	1.40%
Type of waiver	Contractual	Contractual	Contractual	Contractual

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2004 through March 31, 2014

Starting value (March 31, 2004) Ending value (March 31, 2014)
MSCI EAFE Index (gross)	$10,000	$19,694
MSCI EAFE Index (net)	$10,000	$18,819
Optimum International Fund — Institutional Class shares	$10,000	$17,197
Optimum International Fund — Class A shares	$9,425	$15,647

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2004, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 20 through 22.

(continues)	21

Performance summary

Optimum International Fund

Performance of a $10,000 Investment1 (continued)

The chart also assumes $10,000 invested in the MSCI EAFE Index as of March 31, 2004. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OAIEX	246118731
Class B	OBIEX	246118723
Class C	OCIEX	246118715
Institutional Class	OIIEX	246118699

22

Optimum Large Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2014	1 year	5 years	10 years
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+25.17%	+21.07%	+7.11%
Including sales charge	+17.94%	+19.63%	+6.48%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+24.67%	+20.35%	+6.54%
Including sales charge	+20.67%	+20.14%	+6.54%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+24.27%	+20.27%	+6.41%
Including sales charge	+23.27%	+20.27%	+6.41%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+25.51%	+21.50%	+7.48%
Including sales charge	+25.51%	+21.50%	+7.48%
Russell 1000 Growth Index	+23.22%	+21.68%	+7.86%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Prior to Jan. 1, 2014, the Fund paid an annual distribution and service fee of 0.35%. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Nov. 1, 2013 through Oct. 31, 2014. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

(continues)	23

Performance summary

Optimum Large Cap Growth Fund

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.25% of the Fund’s average daily net assets from July 29, 2013, through July 29, 2014. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.53%	2.28%	2.28%	1.28%
Net expenses
(including fee waivers, if any)	1.50%	1.50%	2.25%	1.25%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2004 through March 31, 2014

Starting value (March 31, 2004) Ending value (March 31, 2014)
Russell 1000 Growth Index	$10,000	$21,316
Optimum Large Cap Growth Fund — Institutional Class shares	$10,000	$20,571
Optimum Large Cap Growth Fund — Class A shares	$9,425	$18,724

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2004, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 23 through 25.

The chart also assumes $10,000 invested in the Russell 1000 Growth Index as of March 31, 2004. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

24

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OALGX	246118707
Class B	OBLGX	246118806
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

(continues)	25

Performance summary

Optimum Large Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2014	1 year	5 years	10 years
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+19.96%	+19.80%	+7.16%
Including sales charge	+13.04%	+18.39%	+6.53%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+19.53%	+19.10%	+6.61%
Including sales charge	+15.53%	+18.87%	+6.61%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+19.17%	+19.01%	+6.47%
Including sales charge	+18.17%	+19.01%	+6.47%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+20.31%	+20.21%	+7.54%
Including sales charge	+20.31%	+20.21%	+7.54%
Russell 1000 Value Index	+21.57%	+21.75%	+7.58%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Prior to Jan. 1, 2014, the Fund paid an annual distribution and service fee of 0.35%. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Nov. 1, 2013 through Oct. 31, 2014. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

26

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.20% of the Fund’s average daily net assets from July 29, 2013, through July 29, 2014. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.49%	2.24%	2.24%	1.24%
Net expenses
(including fee waivers, if any)	1.45%	1.45%	2.20%	1.20%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2004 through March 31, 2014

Starting value (March 31, 2004) Ending value (March 31, 2014)
Russell 1000 Value Index	$10,000	$20,770
Optimum Large Cap Value Fund — Institutional Class shares	$10,000	$20,682
Optimum Large Cap Value Fund — Class A shares	$9,425	$18,824

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2004, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 26 through 28.

The chart also assumes $10,000 invested in the Russell 1000 Value Index as of March 31, 2004. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

(continues)	27

Performance summary

Optimum Large Cap Value Fund

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OALVX	2461118863
Class B	OBLVX	2461118855
Class C	OCLVX	2461118848
Institutional Class	OILVX	2461118830

28

Optimum Small-Mid Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2014	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	+21.63%	+23.07%	+6.16%
Including sales charge	+14.63%	+21.63%	+5.53%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	+21.69%	+22.44%	+5.59%
Including sales charge	+17.69%	+22.23%	+5.59%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+20.82%	+22.25%	+5.45%
Including sales charge	+19.82%	+22.25%	+5.45%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+22.03%	+23.47%	+6.52%
Including sales charge	+22.03%	+23.47%	+6.52%

Russell 2500 Growth Index	+26.66%	+25.82%	+9.64%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Prior to Jan. 1, 2014, the Fund paid an annual distribution and service fee of 0.35%. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from July 29, 2013 through July 29, 2014. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

(continues)	29

Performance summary

Optimum Small-Mid Cap Growth Fund

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.43% of the Fund’s average daily net assets from July 29, 2013, through July 29, 2014. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.95%	2.70%	2.70%	1.70%
Net Expenses
(including fee waivers, if any)	1.68%	1.68%	2.43%	1.43%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2004 through March 31, 2014

Starting value (March 31, 2004) Ending value (March 31, 2014)
Russell 2500 Growth Index	$10,000	$25,094
Optimum Small-Mid Cap Growth Fund — Institutional Class shares	$10,000	$18,808
Optimum Small-Mid Cap Growth Fund — Class A shares	$ 9,425	$17,132

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2004, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 29 through 31.

The chart also assumes $10,000 invested in the Russell 2500 Growth Index as of March 31, 2004. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

30

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OASGX	246118822
Class B	OBSGX	246118814
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

(continues)	31

Performance summary

Optimum Small-Mid Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2014	1 year	5 years	10 years
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+21.85%	+25.30%	+7.42%
Including sales charge	+14.83%	+23.81%	+6.78%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+21.97%	+24.68%	+6.85%
Including sales charge	+17.97%	+24.50%	+6.85%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+21.08%	+24.46%	+6.71%
Including sales charge	+20.08%	+24.46%	+6.71%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+22.29%	+25.73%	+7.78%
Including sales charge	+22.29%	+25.73%	+7.78%
Russell 2500 Value Index	+21.76%	+24.81%	+9.01%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Prior to Jan. 1, 2014, the Fund paid an annual distribution and service fee of 0.35%. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from July 29, 2013 through July 29, 2014. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

32

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.40% of the Fund’s average daily net assets from July 29, 2013, through July 29, 2014. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.88%	2.63%	2.63%	1.63%
Net Expenses
(including fee waivers, if any)	1.65%	1.65%	2.40%	1.40%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2004 through March 31, 2014

Starting value (March 31, 2004) Ending value (March 31, 2014)
Russell 2500 Value Index	$10,000	$23,693
Optimum Small-Mid Cap Value Fund — Institutional Class shares	$10,000	$21,162
Optimum Small-Mid Cap Value Fund — Class A shares	$ 9,425	$19,273

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2004, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 32 through 34.

The chart also assumes $10,000 invested in the Russell 2500 Value Index as of March 31, 2004. The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

(continues)	33

Performance summary

Optimum Small-Mid Cap Value Fund

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OASVX	246118772
Class B	OBSVX	246118764
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

34

Disclosure of Fund expenses

For the six-month period from October 1, 2013 to March 31, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Oct. 1, 2013 to March 31, 2014.

Actual Expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund’s expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Optimum Fixed Income Fund

Expense analysis of an Investment of $ 1,000

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Annualized Expense Ratio	Expenses Paid During Period 10/1/13 to 3/31/14*
Actual Fund return†
Class A	$1,000.00	$1,019.90	1.28%	$6.45
Class B	1,000.00	1,020.90	1.23%	6.20
Class C	1,000.00	1,015.90	1.98%	9.95
Institutional Class	1,000.00	1,021.50	0.98%	4.94
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.55	1.28%	$6.44
Class B	1,000.00	1,018.80	1.23%	6.19
Class C	1,000.00	1,015.06	1.98%	9.95
Institutional Class	1,000.00	1,020.04	0.98%	4.94

Optimum International Fund

Expense analysis of an Investment of $1,000

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Annualized Expense Ratio	Expenses Paid During Period 10/1/13 to 3/31/14*
Actual Fund Return†
Class A	$1,000.00	$1,063.70	1.63%	$ 8.39
Class B	1,000.00	1,064.10	1.58%	8.13
Class C	1,000.00	1,060.40	2.33%	11.97
Institutional Class	1,000.00	1,065.90	1.33%	6.85
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.80	1.63%	$ 8.20
Class B	1,000.00	1,017.05	1.58%	7.95
Class C	1,000.00	1,013.31	2.33%	11.69
Institutional Class	1,000.00	1,018.30	1.33%	6.69

(continues)	35

Disclosure of Fund expenses

Optimum Large Cap Growth Fund

Expense analysis of an Investment of $1,000

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Annualized Expense Ratio	Expenses Paid During Period 10/1/13 to 3/31/14*
Actual Fund Return†
Class A	$1,000.00	$1,112.30	1.49%	$ 7.85
Class B	1,000.00	1,111.50	1.59%	8.37
Class C	1,000.00	1,107.90	2.19%	11.51
Institutional Class	1,000.00	1,113.60	1.19%	6.27
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,017.50	1.49%	$ 7.49
Class B	1,000.00	1,017.00	1.59%	8.00
Class C	1,000.00	1,014.01	2.19%	11.00
Institutional Class	1,000.00	1,019.00	1.19%	5.99

Optimum Large Cap Value Fund

Expense analysis of an Investment of $ 1,000

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Annualized Expense Ratio	Expenses Paid During Period 10/1/13 to 3/31/14*
Actual Fund Return†
Class A	$1,000.00	$1,122.30	1.45%	$ 7.67
Class B	1,000.00	1,122.40	1.55%	8.20
Class C	1,000.00	1,119.10	2.15%	11.36
Institutional Class	1,000.00	1,124.00	1.15%	6.09
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,017.70	1.45%	$ 7.29
Class B	1,000.00	1,017.20	1.55%	7.80
Class C	1,000.00	1,014.21	2.15%	10.80
Institutional Class	1,000.00	1,019.20	1.15%	5.79

Optimum Small-Mid Cap Growth Fund

Expense analysis of an Investment of $1,000

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Annualized Expense Ratio	Expenses Paid During Period 10/1/13 to 3/31/14*
Actual Fund return†
Class A	$1,000.00	$1,068.60	1.72%	$ 8.87
Class B	1,000.00	1,068.90	1.68%	8.67
Class C	1,000.00	1,064.90	2.43%	12.51
Institutional Class	1,000.00	1,070.30	1.43%	7.38
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,016.36	1.72%	$ 8.65
Class B	1,000.00	1,016.55	1.68%	8.45
Class C	1,000.00	1,012.81	2.43%	12.19
Institutional Class	1,000.00	1,017.80	1.43%	7.19

Optimum Small-Mid Cap Value Fund

Expense analysis of an Investment of $ 1,000

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Annualized Expense Ratio	Expenses Paid During Period 10/1/13 to 3/31/14*
Actual Fund return†
Class A	$1,000.00	$1,095.10	1.70%	$ 8.88
Class B	1,000.00	1,095.70	1.65%	8.62
Class C	1,000.00	1,091.60	2.40%	12.52
Institutional Class	1,000.00	1,097.60	1.40%	7.32
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,016.45	1.70%	$ 8.55
Class B	1,000.00	1,016.70	1.65%	8.30
Class C	1,000.00	1,012.96	2.40%	12.04
Institutional Class	1,000.00	1,017.95	1.40%	7.04

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

36

Security type / sector allocations

Optimum Fixed Income Fund

As of March 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	5.66%
Agency Mortgage-Backed Securities	12.98%
Collateralized Debt Obligations	0.39%
Commercial Mortgage-Backed Securities	1.64%
Convertible Bonds	1.21%
Corporate Bonds	40.89%
Banking	9.50%
Basic Industry	2.22%
Brokerage	0.39%
Capital Goods	1.33%
Communications	4.88%
Consumer Cyclical	3.38%
Consumer Non-Cyclical	3.70%
Energy	3.21%
Finance Companies	2.53%
Insurance	1.40%
Natural Gas	1.33%
Real Estate	1.22%
Technology	1.63%
Transportation	0.92%
Utilities	3.25%
Municipal Bonds	0.75%

Security type / sector	Percentage of net assets
Non-Agency Asset-Backed Securities	3.22%
Non-Agency Collateralized Mortgage Obligations	2.97%
Senior Secured Loans	5.45%
Sovereign Bonds	7.80%
Supranational Banks	0.06%
U.S. Treasury Obligations	15.87%
Common Stock	0.00%
Convertible Preferred Stock	0.31%
Preferred Stock	0.44%
Options Purchased	0.00%
Securities Sold Short	(2.39%	)
Short-Term Investments	6.44%
Total Value of Securities	103.69%
Options Written	(0.02%	)
Liabilities Net of Receivables and Other Assets	(3.67%	)
Total Net Assets	100.00%

(continues)	37

Security type / country and sector allocations

Optimum International Fund

As of March 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stock by Country	98.54%
Australia	0.77%
Austria	2.84%
Belgium	0.93%
Bermuda	1.11%
Brazil	1.13%
Canada	1.88%
China/Hong Kong	6.97%
Colombia	0.58%
Cyprus	0.03%
Czech Republic	0.50%
Denmark	1.46%
Finland	0.66%
France	5.97%
Germany	4.91%
Greece	0.42%
India	2.05%
Indonesia	1.04%
Ireland	5.88%
Isle of Man	0.11%
Italy	1.68%
Japan	10.25%
Mexico	0.54%
Netherlands	4.44%
New Zealand	0.50%
Nigeria	0.39%
Norway	4.11%
Republic of Korea	2.69%
Singapore	0.31%
South Africa	0.47%
Spain	3.08%
Sweden	3.00%

Security type / country	Percentage of net assets
Switzerland	9.14%
Taiwan	1.62%
Thailand	0.35%
Turkey	1.40%
United Kingdom	12.91%
United States	2.42%
Exchange-Traded Fund	0.41%
Short-Term Investments	2.31%
Securities Lending Collateral	6.25%
Total Value of Securities	107.51%
Obligation to Return Securities Lending Collateral	(6.25%	)
Liabilities Net of Receivables and Other Assets	(1.26%	)
Total Net Assets	100.00%

Common Stock by Sector	Percentage of net assets
Consumer Discretionary	14.25%
Consumer Staples	3.13%
Energy	12.67%
Financials	23.76%
Healthcare	13.73%
Industrials	9.71%
Information Technology	6.34%
Materials	8.94%
Telecommunication Services	5.38%
Utilities	0.63%
Total	98.54%

38

Security type / sector allocations and top 10 equity holdings

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Large Cap Growth Fund

As of March 31, 2014 (Unaudited)

Security type / sector	Percentage of net assets
Common Stock❖	97.27%
Consumer Discretionary	22.88%
Consumer Staples	5.01%
Energy	3.64%
Financials	6.34%
Healthcare	14.66%
Industrials	12.36%
Information Technology[1]	26.64%
Materials	3.12%
Telecommunication Services	2.62%
Convertible Preferred Stock	0.00%
Short-Term Investments	2.66%
Total Value of Securities	99.93%
Receivables and Other Assets Net of Liabilities	0.07%
Total Net Assets	100.00%
❖	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Google Class A	5.26%
Amazon.com	3.38%
Apple	3.25%
Gilead Sciences	2.46%
Visa Class A	2.42%
Priceline Group	2.05%
Facebook Class A	1.79%
CVS Caremark	1.77%
Home Depot	1.61%
Biogen Idec	1.54%

Optimum Large Cap Value Fund

As of March 31, 2014 (Unaudited)

Security type / sector	Percentage of net assets
Common Stock	96.40%
Consumer Discretionary	9.61%
Consumer Staples	10.90%
Energy	14.29%
Financials	22.52%
Healthcare	9.55%
Industrials	12.50%
Information Technology	9.76%
Materials	4.31%
Telecommunication Services	2.12%
Utilities	0.84%
Convertible Preferred Stock	0.04%
Short-Term Investments	2.97%
Total Value of Securities	99.41%
Receivables and Other Assets Net of Liabilities	0.59%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Philip Morris International	2.66%
Lockheed Martin	2.56%
Exxon Mobil	2.14%
International Business Machines	2.13%
Chevron	2.04%
JPMorgan Chase	2.04%
Johnson & Johnson	1.74%
United Parcel Service Class B	1.69%
Wells Fargo	1.59%
Pfizer	1.55%

(continues)	39

Security type / sector allocations and top 10 equity holdings

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Small-Mid Cap Growth Fund

As of March 31, 2014 (Unaudited)

Security type/sector	Percentage of net assets
Common Stock	96.60%
Consumer Discretionary	13.44%
Consumer Staples	3.21%
Energy	4.00%
Financials	10.92%
Healthcare	14.12%
Industrials	24.57%
Information Technology	23.43%
Materials	1.45%
Telecommunication Services	1.46%
Convertible Preferred Stock	0.63%
Short-Term Investments	2.97%
Total Value of Securities	100.20%
Liabilities Net of Receivables and Other Assets	(0.20%	)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Avis Budget Group	1.23%
AMETEK	1.16%
Moog Class A	1.11%
Web.com Group	1.11%
Nordson	1.06%
WESCO International	1.03%
Mettler-Toledo International	1.01%
Generac Holdings	0.92%
Virtusa	0.91%
Donaldson	0.89%

Optimum Small-Mid Cap Value Fund

As of March 31, 2014 (Unaudited)

Security type/sector	Percentage of net assets
Common Stock²	91.34%
Consumer Discretionary	12.47%
Energy	6.28%
Financials	8.70%
Healthcare	3.34%
Industrials[2]	27.02%
Information Technology	19.02%
Materials	13.08%
Telecommunication Services	0.70%
Utilities	0.73%
Short-Term Investments	8.83%
Total Value of Securities	100.17%
Liabilities Net of Receivables and Other Assets	(0.17%	)
Total Net Assets	100.00%
²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Flextronics International	1.27%
Timken	1.08%
TrueBlue	1.07%
Synaptics	0.99%
Plexus	0.96%
Myriad Genetics	0.95%
PolyOne	0.94%
Callaway Golf	0.92%
Granite Construction	0.92%
Minerals Technologies	0.91%

40

1To monitor compliance with the Optimum Large Cap Growth Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) are subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act). The “Information Technology sector” consisted of diversified financial services, commercial services, computers, internet and communications, semiconductors and software. As of March 31, 2014, such amounts, as percentage of total net assets, were 4.06%, 0.27%, 4.62%, 10.87%, 3.23% and 3.59% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the “Information Technology sector” for financial reporting purposes may exceed 25%.

2To monitor compliance with the Optimum Small-Mid Cap Value Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Industrials sector (as disclosed herein for financial reporting purposes) are subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act). The “Industrial sector” consisted of aerospace / defense, building materials, commercial services, distribution / wholesale, electrical components & equipment, engineering & construction, household products/wares, machinery, manufacturing, retail and transportation industries. As of March 31, 2014, such amounts, as percentage of total net assets, were 0.66%, 1.59%, 4.39%, 1.34%, 5.77%, 1.95%, 1.25%, 2.40%, 6.59%, 0.36% and 0.72% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the “Industrials sector” for financial reporting purposes may exceed 25%.

(continues)	41

Schedules of Investments

Optimum Fixed Income Fund

March 31, 2014

	Principal amount°	Value (U.S. $)
Agency Collateralized Mortgage Obligations – 5.66%
Fannie Mae Grantor Trust
Series 1999-T2 A1
7.50% 1/19/39 —	15,422	$17,220
Series 2002-T4 A3
7.50% 12/25/41	52,483	59,741
Series 2004-T1 1A2
6.50% 1/25/44	16,216	18,400
Fannie Mae REMICs
Series 1996-46 ZA
7.50% 11/25/26	12,268	13,996
Series 1999-19 PH
6.00% 5/25/29	232,267	257,797
Series 2001-14 Z
6.00% 5/25/31	14,069	15,573
Series 2002-90 A1
6.50% 6/25/42	12,976	14,875
Series 2002-90 A2
6.50% 11/25/42	44,477	50,398
Series 2003-26 AT
5.00% 11/25/32	245,477	254,841
Series 2005-22 HE
5.00% 10/25/33	222,831	228,711
Series 2005-29 QD
5.00% 8/25/33	209,264	212,570
Series 2005-110 MB
5.50% 9/25/35	193,972	208,719
Series 2007-30 OE
2.579% 4/25/37 @S^	5,409,195	4,923,890
Series 2007-114 A6
0.354% 10/27/37 —	7,600,000	7,580,536
Series 2008-24 ZA
5.00% 4/25/38	20,235,266	21,986,001
Series 2009-2 AS
5.546% 2/25/39 @—S	3,490,757	428,067
Series 2009-68 SA
6.596% 9/25/39 @—S	760,280	108,675
Series 2009-94 AC
5.00% 11/25/39	400,000	430,579
Series 2010-41 PN
4.50% 4/25/40	475,000	508,130
Series 2010-96 DC
4.00% 9/25/25	915,000	962,713
Series 2010-123 FE
0.634% 11/25/40 —	4,848,896	4,864,408
Series 2012-122 SD
5.946% 11/25/42 —S	903,152	200,320
Series 2013-38 AI
3.00% 4/25/33 S	2,496,790	416,245
Series 2013-44 DI
3.00% 5/25/33 S	3,744,056	628,145

	Principal amount°	Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
Fannie Mae Whole Loan
REMIC Trust
Series 2004-W4 A5
5.50% 6/25/34	3,000,000	$3,195,087
Series 2004-W11 1A2
6.50% 5/25/44	80,145	92,330
Fannie Mae Whole Loan Trust
Series 2004-W15 1A1
6.00% 8/25/44	98,044	109,401
Freddie Mac REMICs
Series 1730 Z
7.00% 5/15/24	64,241	72,943
Series 2165 PE
6.00% 6/15/29	198,667	219,917
Series 2326 ZQ
6.50% 6/15/31	108,887	121,252
Series 2557 WE
5.00% 1/15/18	353,439	373,483
Series 2762 LG
5.00% 9/15/32	151,680	152,550
Series 2802 NE
5.00% 2/15/33	394,853	400,933
Series 2827 TE
5.00% 4/15/33	425,057	439,024
Series 2864 PE
5.00% 6/15/33	117,942	119,477
Series 2869 BG
5.00% 7/15/33	272,437	277,019
Series 2889 OG
5.00% 5/15/33	10,808	10,884
Series 2890 PD
5.00% 3/15/33	121,122	121,640
Series 2915 KD
5.00% 9/15/33	97,638	99,884
Series 2938 ND
5.00% 10/15/33	145,482	147,642
Series 2987 KG
5.00% 12/15/34	434,325	445,842
Series 3143 BC
5.50% 2/15/36	5,078,990	5,615,987
Series 3145 LN
4.50% 10/15/34	60,731	61,777
Series 3289 SA
6.595% 3/15/37 @—S	2,518,209	325,370
Series 3626 MA
5.00% 2/15/30	943,786	963,015
Series 3656 PM
5.00% 4/15/40	770,000	830,966
Series 4065 DE
3.00% 6/15/32	120,000	116,982

42

	Principal amount°	Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac REMICs
Series 4148 SA
5.945% 12/15/42 —S	781,014	$171,530
Series 4185 LI
3.00% 3/15/33 S	923,929	155,090
Series 4191 CI
3.00% 4/15/33 S	379,657	58,345
Freddie Mac Structured Pass Through Securities
Series T-54 2A
6.50% 2/25/43 t	21,724	25,457
Series T-58 2A
6.50% 9/25/43 t	11,567	13,043
GNMA
Series 2007-64 AI
6.393% 10/20/37 @—S	8,327,823	1,289,767
Series 2008-65 SB
5.843% 8/20/38 @—S	2,315,384	330,368
Series 2009-2 SE
5.663% 1/20/39 @—S	6,568,699	795,605
Series 2010-113 KE
4.50% 9/20/40	1,170,000	1,236,705
Series 2011-H21 FT
0.81% 10/20/61 —	15,564,703	15,564,345
Series 2011-H23 FA
0.859% 10/20/61 —	10,378,342	10,436,689
Series 2012-H08 FB
0.759% 3/20/62 —	1,441,011	1,440,981
Series 2012-H29 SA
0.674% 10/20/62 —	6,458,766	6,430,070
NCUA Guaranteed Notes Trust
Series 2010-C1 A2
2.90% 10/29/20	390,000	404,313

Total Agency Collateralized Mortgage Obligations (cost $96,478,705)		97,056,263

Agency Mortgage-Backed Securities – 12.98%
Fannie Mae
5.50% 3/1/37	35,977	38,510
5.50% 7/1/37	400,806	428,900
6.50% 8/1/17	15,393	16,143
Fannie Mae ARM
2.069% 7/1/37 —	113,800	120,076
2.277% 10/1/33 —	22,177	22,887
2.411% 5/1/43 —	499,877	493,219
2.44% 11/1/35 —	85,542	90,750
2.546% 6/1/43 —	168,784	167,967
3.293% 9/1/43 —	628,199	644,449
5.142% 8/1/35 —	18,858	20,311

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae ARM
5.818% 8/1/37 —	111,590	$120,129
Fannie Mae Relocation 30 yr
5.00% 11/1/33	2,814	3,034
5.00% 1/1/34	5,189	5,602
5.00% 11/1/34	10,569	11,411
5.00% 4/1/35	19,930	21,514
5.00% 10/1/35	18,356	19,804
5.00% 1/1/36	42,776	46,160
Fannie Mae S.F. 15 yr
2.50% 7/1/27	92,591	92,830
2.50% 10/1/27	557,273	558,712
2.50% 2/1/28	1,309,016	1,312,405
2.50% 5/1/28	189,524	189,573
3.00% 8/1/27	1,649,613	1,697,699
3.00% 11/1/27	108,781	111,902
3.00% 5/1/28	125,938	129,594
3.50% 7/1/26	424,182	445,093
3.50% 12/1/28	153,764	161,517
4.00% 5/1/24	56,437	59,768
4.00% 7/1/24	15,789	16,720
4.00% 5/1/25	301,520	319,299
4.00% 6/1/25	1,071,587	1,134,361
4.00% 9/1/25	37,005	39,190
4.00% 11/1/25	1,425,462	1,515,213
4.00% 1/1/26	39,371	41,801
4.00% 12/1/26	518,712	549,278
4.00% 1/1/27	35,450	37,569
4.00% 5/1/27	1,029,029	1,090,512
4.50% 8/1/18	116,116	123,038
4.50% 7/1/20	341,033	361,445
5.00% 12/1/20	65,853	70,786
5.00% 5/1/21	42,217	45,182
5.00% 6/1/23	112,640	121,354
Fannie Mae S.F. 15 yr TBA
2.50% 4/1/29	12,715,000	12,705,067
3.00% 4/1/29	9,331,000	9,584,687
3.50% 4/1/29	6,535,000	6,851,539
Fannie Mae S.F. 20 yr
3.00% 8/1/33	237,825	237,425
3.00% 9/1/33	443,230	442,486
3.50% 4/1/33	71,112	73,179
3.50% 9/1/33	336,664	347,045
4.00% 2/1/31	386,030	407,460
5.00% 11/1/23	32,899	35,827
5.50% 11/1/25	51,271	57,261
5.50% 8/1/28	536,266	594,723
5.50% 12/1/29	45,353	50,172
6.00% 9/1/29	332,843	372,926

(continues)	43

Schedules of Investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
3.00% 7/1/42	465,784	$450,153
3.00% 10/1/42	7,269,805	7,025,861
3.00% 12/1/42	1,217,538	1,176,677
3.00% 1/1/43	3,159,091	3,053,073
3.00% 2/1/43	273,727	264,541
3.00% 4/1/43	45,596,442	44,066,235
3.50% 7/1/42	65,658	66,102
4.00% 10/1/40	48,402	50,320
4.00% 11/1/40	482,587	501,628
4.00% 1/1/41	807,664	839,820
4.00% 7/1/41	962,901	1,002,131
4.00% 1/1/43	408,229	424,371
4.00% 8/1/43	208,735	217,165
4.50% 5/1/35	207,530	221,847
4.50% 8/1/35	434,163	463,499
4.50% 9/1/35	370,848	395,794
4.50% 7/1/36	141,232	150,633
4.50% 5/1/39	1,436,962	1,535,557
4.50% 4/1/40	165,993	177,139
4.50% 11/1/40	679,367	725,328
4.50% 12/1/40	237,804	253,771
4.50% 2/1/41	199,367	212,822
4.50% 3/1/41	1,102,899	1,177,246
4.50% 4/1/41	162,403	173,488
4.50% 5/1/41	18,701,380	19,965,724
4.50% 8/1/41	43,111	46,006
4.50% 10/1/41	490,074	522,687
4.50% 11/1/41	432,235	461,205
4.50% 9/1/43	355,496	379,328
5.00% 5/1/33	389,480	428,770
5.00% 3/1/34	6,116	6,698
5.00% 4/1/34	36,541	39,859
5.00% 8/1/34	58,860	64,288
5.00% 4/1/35	10,577	11,520
5.00% 7/1/35	223,843	244,069
5.00% 10/1/35	544,937	594,102
5.00% 11/1/35	161,133	175,761
5.00% 2/1/36	229,307	249,997
5.00% 12/1/36	2,744,179	2,989,016
5.00% 1/1/37	20,934	22,782
5.00% 2/1/37	469,777	512,942
5.00% 4/1/37	133,940	145,857
5.00% 5/1/37	450,669	490,470
5.00% 7/1/37	5,625	6,122
5.00% 8/1/37	45,310	49,442
5.00% 10/1/37	19,560	21,287
5.00% 12/1/37	8,982	9,776

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
5.00% 2/1/38	188,261	$205,273
5.00% 3/1/38	327,515	356,440
5.00% 4/1/38	40,372	43,938
5.00% 6/1/38	18,767	20,424
5.00% 1/1/39	7,083,477	7,710,578
5.00% 2/1/39	397,284	432,400
5.00% 4/1/39	203,736	221,728
5.00% 7/1/39	5,109,286	5,560,510
5.00% 5/1/40	218,933	239,002
5.50% 2/1/33	103,778	115,531
5.50% 12/1/33	51,080	57,051
5.50% 11/1/34	157,406	175,105
5.50% 2/1/35	790,065	883,134
5.50% 3/1/35	84,137	93,508
5.50% 6/1/35	159,401	177,051
5.50% 1/1/36	130,664	145,424
5.50% 1/1/37	9,590	10,656
5.50% 2/1/37	457,990	505,629
5.50% 8/1/37	38,529	42,864
5.50% 1/1/38	800,501	882,421
5.50% 2/1/38	157,458	175,129
5.50% 6/1/38	31,405	34,630
5.50% 10/1/39	1,498,544	1,652,177
5.50% 7/1/40	440,474	485,880
6.00% 5/1/36	127,425	142,402
6.00% 9/1/36	58,200	65,002
6.00% 2/1/37	180,199	201,124
6.00% 8/1/37	428,042	477,618
6.00% 9/1/37	82,453	92,057
6.00% 11/1/37	73,117	81,618
6.00% 5/1/38	88,601	98,604
6.00% 8/1/38	286,119	318,160
6.00% 10/1/38	649,451	722,179
6.00% 12/1/38	27,772	30,922
6.00% 1/1/39	298,567	332,027
6.00% 9/1/39	941,813	1,047,928
6.00% 10/1/39	167,360	186,448
6.00% 9/1/40	236,265	263,673
6.50% 11/1/33	6,753	7,586
6.50% 2/1/36	142,930	162,990
6.50% 3/1/36	170,298	191,137
6.50% 6/1/36	303,119	343,855
6.50% 2/1/38	70,072	78,752
6.50% 11/1/38	20,810	23,344
7.50% 3/1/32	872	1,044
7.50% 4/1/32	2,236	2,552
7.50% 6/1/32	1,593	1,753

44

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr TBA
3.00% 5/1/44	164,000	$157,824
3.50% 4/1/44	38,000,000	38,225,625
3.50% 5/1/44	1,080,000	1,082,700
4.00% 4/1/44	1,423,000	1,479,031
4.00% 5/1/44	142,000	147,081
4.50% 5/1/44	9,117,000	9,692,512
Freddie Mac ARM
2.342% 12/1/33 —	71,823	76,315
2.464% 4/1/34 —	3,696	3,923
2.495% 7/1/36 —	61,099	65,159
2.537% 1/1/44 —	1,617,598	1,647,840
2.93% 5/1/37 —	419,476	445,919
5.41% 2/1/38 —	231,611	244,353
Freddie Mac Relocation 30 yr
5.00% 9/1/33	366	395
Freddie Mac S.F. 15 yr
3.50% 10/1/26	140,417	147,350
4.00% 4/1/25	70,267	74,401
4.00% 8/1/25	322,665	341,715
4.00% 11/1/26	412,257	436,399
4.50% 5/1/20	199,099	211,048
4.50% 7/1/25	99,556	106,603
4.50% 6/1/26	206,523	221,094
5.00% 6/1/18	61,306	65,007
5.50% 6/1/20	54,868	59,556
Freddie Mac S.F. 20 yr
5.50% 10/1/23	100,034	109,922
5.50% 8/1/24	29,888	32,905
Freddie Mac S.F. 30 yr
3.00% 10/1/42	539,859	521,243
3.00% 11/1/42	443,784	428,712
4.00% 11/1/40	291,004	301,991
4.50% 10/1/39	596,290	635,904
4.50% 10/1/43	177,401	190,229
5.50% 6/1/36	40,989	45,216
5.50% 11/1/36	95,403	105,091
5.50% 6/1/38	60,004	65,867
5.50% 3/1/40	227,171	249,369
5.50% 8/1/40	928,934	1,019,704
5.50% 1/1/41	254,919	279,828
6.00% 8/1/38	390,291	436,218
6.00% 5/1/40	108,303	120,222
6.50% 11/1/33	36,469	40,939
6.50% 1/1/35	179,097	204,461
6.50% 8/1/38	85,259	95,453
7.00% 1/1/38	74,296	81,394
Freddie Mac S.F. 30 yr TBA
5.50% 5/1/44	835,000	917,195

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

GNMA I S.F. 30 yr
7.00% 12/15/34	285,653	$335,183
GNMA II S.F. 30 yr
6.00% 4/20/34	10,847	12,115

Total Agency
Mortgage-Backed Securities
(cost $221,554,325)		222,578,682

Collateralized Debt Obligations – 0.39%

ACAS CLO
Series 2007-1A A1S 144A 0.447% 4/20/21 #—	900,000	889,227
Black Diamond CLO
Series 2005-1A A1A 144A 0.485% 6/20/17 #—	5,530	5,530
Blue Mountain CLO
Series 2005-1A A1F 144A 0.473% 11/15/17 #—	96,649	96,344
Euro-Galaxy CLO
Series 2006-1X A2 0.542% 10/23/21 —	EUR 2,119,307	2,872,540
Franklin CLO
Series 5A A2 144A 0.493% 6/15/18 #—	2,658,549	2,632,283
Kingsland I
Series 2005-1A A1A 144A 0.483% 6/13/19 #—	160,992	160,652

Total Collateralized Debt
Obligations
(cost $6,455,663)		6,656,576

Commercial Mortgage-Backed Securities – 1.64%

American Tower Trust I
Series 2013-2A 144A 3.07% 3/15/23 #	970,000	930,708
Bank of America Commercial Mortgage Trust
Series 2007-4 AM 5.892% 2/10/51 —	195,000	216,447
Bank of America Re-REMIC
Series 2009-UBER2 144A 5.68% 2/24/51 #—	2,182,751	2,445,117
CD Commercial Mortgage Trust
Series 2005-CD1 C 5.216% 7/15/44 —	510,000	525,431
Citigroup Commercial Mortgage Trust
Series 2012-GC8 A4 3.024% 9/10/45	290,000	283,047

(continues)	45

Schedules of Investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

Commercial Mortgage Pass
Through Certificates
Series 2014-CR16 A4
4.051% 4/10/47 t	840,000	$865,162
Series 2014-LC15 A4
4.006% 4/10/47 t	1,050,000	1,079,805
Commercial Mortgage Trust
Series 2005-C6 A5A
5.116% 6/10/44 —	453,331	473,074
Series 2005-GG5 A5
5.224% 4/10/37 —	1,155,000	1,210,692
Series 2006-GG7 A4
5.82% 7/10/38 —	1,114,663	1,211,543
Credit Suisse Commercial
Mortgage Trust
Series 2006-C1 AAB
5.466% 2/15/39 —	39,512	40,193
Series 2010-UD1 A 144A
5.776% 12/16/49 #—	2,027,728	2,197,490
DB-UBS Mortgage Trust
Series 2011-LC1A A3 144A
5.002% 11/10/46 #	1,070,000	1,194,186
FREMF Mortgage Trust
Series 2010-K7 B 144A
5.435% 4/25/20 #—	160,000	176,365
Series 2012-K19 B 144A
4.037% 5/25/45 #—	145,000	143,967
Series 2012-K22 B 144A
3.687% 8/25/45 #—	450,000	433,278
Series 2012-K708 B 144A
3.759% 2/25/45 #—	1,305,000	1,332,662
Goldman Sachs Mortgage
Securities II
Series 2004-GG2 A6
5.396% 8/10/38 —	246,776	247,297
Series 2005-GG4 A4A
4.751% 7/10/39	629,382	647,072
Goldman Sachs Mortgage
Securities Trust
Series 2006-GG6 A4
5.553% 4/10/38 —	595,000	635,456
Series 2010-C1 A2 144A
4.592% 8/10/43 #	915,000	1,001,624
Series 2010-C1 C 144A
5.635% 8/10/43 #—	375,000	411,153
Series 2014-GC20 A5
3.998% 4/10/47	480,000	494,398
Hilton USA Trust
Series 2013-HLT AFX 144A
2.662% 11/5/30 #	455,000	456,068

	Principal amount°	Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)

JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2005-CB11 E
5.477% 8/12/37 —	230,000	$246,870
Series 2006-LDP8 AM
5.44% 5/15/45	758,000	827,446
Series 2007-LDPX A3
5.42% 1/15/49	1,140,000	1,250,264
Series 2011-C5 A3
4.171% 8/15/46	800,000	848,708
Series 2011-C5 C 144A
5.331% 8/15/46 #—	410,000	449,918
LB-UBS Commercial
Mortgage Trust
Series 2004-C1 A4
4.568% 1/15/31	44,963	46,634
Series 2005-C3 B
4.895% 7/15/40 —	260,000	266,744
Morgan Stanley Capital I Trust
Series 2005-HQ6 A4A
4.989% 8/13/42	240,000	248,578
Series 2005-HQ7 AJ
5.208% 11/14/42 —	615,000	643,757
Series 2005-HQ7 C
5.208% 11/14/42 —	1,375,000	1,360,563
Series 2007-T27 A4
5.648% 6/11/42 —	917,000	1,026,254
Timberstar Trust
Series 2006-1A A 144A
5.668% 10/15/36 #	515,000	557,898
VNO Mortgage Trust
Series 2012-6AVE A 144A
2.996% 11/15/30 #	1,230,000	1,182,640
WF-RBS Commercial
Mortgage Trust
Series 2012-C9 A3
2.87% 11/15/45	540,000	518,497

Total Commercial
Mortgage-Backed
Securities
(cost $27,561,011)		28,127,006

Convertible Bonds – 1.21%

Alaska Communications
Systems Group 144A
6.25% exercise price
$10.28, expiration date
4/27/18 #	490,000	410,987
Alere 3.00% exercise price
$43.98, expiration date
5/15/16	532,000	587,527

46

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	493,000	$538,603
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/12/27 f	977,000	1,030,735
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	611,000	650,715
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	480,000	537,600
Blucora 144A 4.25% exercise price $21.66, expiration date 3/29/19 #	289,000	327,293
Chesapeake Energy 2.25% exercise price $85.40, expiration date 12/14/38	193,000	181,903
2.50% exercise price $50.90, expiration date 5/15/37	205,000	209,613
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	532,000	747,127
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	430,000	319,275
Energy XXI Bermuda 144A 3.00% exercise price $40.40, expiration date 12/13/18 #	630,000	618,187
Equinix 4.75% exercise price $84.32, expiration date 6/13/16	216,000	488,025
General Cable 4.50% exercise price $35.88, expiration date 11/15/29 f	711,000	716,333
Gilead Sciences 1.625%exercise price $22.71,expiration date 4/29/16	206,000	641,176
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	510,000	631,763
Hologic 2.00% exercise price $31.17, expiration date 2/27/42 f	526,000	538,821
Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16 #	255,000	463,942

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Intel 3.25% exercise price $21.71, expiration date 8/1/39	402,000	$562,802
Jefferies Group 3.875% exercise price $45.40, expiration date 10/31/29	609,000	650,488
L-3 Communications Holdings 3.00% exercise price $89.08, expiration date 8/1/35	391,000	522,474
Lam Research 1.25% exercise price $63.02, expiration date 5/11/18	417,000	519,426
Lexington Realty Trust 144A 6.00% exercise price $6.76, expiration date 1/11/30 #	247,000	399,368
Liberty Interactive
144A 0.75% exercise price $1,000.00, expiration date 3/30/43 #	462,000	574,324
144A 1.00% exercise price $74.31, expiration date 9/28/43 #	398,000	418,397
MGM Resorts International
4.25% exercise price $18.58, expiration date 4/10/15	249,000	363,073
Mylan 3.75% exercise price
$13.32, expiration date 9/15/15	149,000	548,413
Nuance Communications
2.75% exercise price $32.30, expiration date 11/1/31	817,000	822,617
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	969,000	1,155,533
Peabody Energy 4.75%exercise price $57.62,expiration date 12/15/41	668,000	543,585
Ryman Hospitality Properties 144A 3.75% exercise price $21.38, expiration date 9/29/14 #	235,000	467,797
SanDisk 1.50% exercise price $51.83,
expiration date 8/11/17	428,000	705,933
SBA Communications 4.00% exercise price $30.38, expiration date 9/29/14	120,000	358,575

(continues)	47

Schedules of Investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Steel Dynamics 5.125% exercise price $17.10, expiration date 6/15/14	187,000	$202,661
TIBCO Software 2.25% exercise price $50.57, expiration date 4/30/32	524,000	528,585
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	527,000	449,597
Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43 #	462,000	485,389
Vector Group 2.50% exercise price $17.62, expiration date 1/14/19 —	280,000	385,008
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	258,000	426,667

Total Convertible Bonds
(cost $18,291,651)		20,730,337

Corporate Bonds – 40.89%

Banking – 9.50%
Abbey National Treasury Services
0.743% 3/13/17 —		225,000	225,097
Ally Financial
2.75% 1/30/17		200,000	202,500
3.125% 1/15/16		100,000	102,343
3.50% 7/18/16		400,000	413,000
4.625% 6/26/15		800,000	830,357
4.75% 9/10/18		200,000	212,250
5.50% 2/15/17		1,800,000	1,962,000
8.30% 2/12/15		1,000,000	1,059,375
Australia & New Zealand Banking Group
2.625% 12/10/18	CAD	302,000	274,036
3.505% 11/6/18 —	AUD	744,000	690,984
Banco Bradesco 144A
2.336% 5/16/14 #—		1,300,000	1,300,458
Banco de Costa Rica 144A
5.25% 8/12/18 #		815,000	830,281
Banco do Brasil
3.875% 10/10/22		3,200,000	2,984,000
144A 6.00% 1/22/20 #		3,200,000	3,500,000
Banco Mercantil del Norte
144A 4.375% 7/19/15 #		400,000	416,000
Banco Nacional de Costa Rica 144A 4.875% 11/1/18 #		545,000	551,131

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Banco Santander Chile 144A
3.75% 9/22/15 #	2,200,000	$2,281,688
Banco Santander Mexico
144A 4.125% 11/9/22 #	170,000	167,237
144A 5.95% 1/30/24 #—	805,000	833,175
Banco Votorantim 144A
5.25% 2/11/16 #@	2,300,000	2,386,250
Bancolombia 5.95% 6/3/21	475,000	509,437
Bank of America
0.533% 6/15/17 —	3,800,000	3,741,157
1.279% 1/15/19 —	830,000	840,261
2.00% 1/11/18	395,000	394,616
2.65% 4/1/19	885,000	888,856
3.30% 1/11/23	716,000	691,587
4.00% 4/1/24	2,290,000	2,291,981
5.65% 5/1/18	900,000	1,018,328
5.75% 12/1/17	700,000	793,162
6.00% 9/1/17	1,700,000	1,930,100
6.875% 4/25/18	2,325,000	2,744,374
7.375% 5/15/14	100,000	100,808
7.625% 6/1/19	800,000	985,700
Bank of Georgia 144A
7.75% 7/5/17 #	610,000	650,413
Bank of Montreal
0.759% 7/15/16 —	835,000	839,842
Bank of Nova Scotia
0.759% 7/15/16 —	835,000	839,274
Barclays Bank
7.625% 11/21/22	1,025,000	1,132,625
BB&T
0.897% 2/1/19 —	750,000	751,244
1.093% 6/15/18 —	65,000	65,742
5.25% 11/1/19	1,241,000	1,399,261
BBVA Bancomer 144A
6.50% 3/10/21 #	1,365,000	1,482,731
Branch Banking & Trust
2.85% 4/1/21	480,000	473,997
CIT Group
144A 4.75% 2/15/15 #	2,200,000	2,266,000
144A 5.25% 4/1/14 #	1,350,000	1,350,000
Citigroup
0.516% 11/5/14 —	4,600,000	4,601,914
4.05% 7/30/22	150,000	150,843
4.587% 12/15/15	200,000	212,217
6.125% 5/15/18	2,300,000	2,645,888
8.50% 5/22/19	1,400,000	1,785,643
City National 5.25% 9/15/20	770,000	859,825

48

	Principal amount°		Value (U.S.$)

Corporate Bonds (continued)

Banking (continued)
Credit Agricole
144A 7.875% 1/29/49 #—		295,000	$311,963
8.125% 9/19/33 —		1,000,000	1,147,000
Credit Suisse
144A 6.50% 8/8/23 #		1,215,000	1,336,500
144A 7.50% 12/11/49 #—		615,000	668,819
DNB Bank 144A
3.20% 4/3/17 #		3,300,000	3,468,554
Eksportfinans
2.00% 9/15/15		1,300,000	1,293,500
2.375% 5/25/16		500,000	496,250
3.00% 11/17/14		300,000	301,725
5.50% 5/25/16		200,000	211,500
5.50% 6/26/17		300,000	319,500
Export-Import Bank of Korea
1.25% 11/20/15		400,000	403,389
4.375% 9/15/21		600,000	645,514
5.00% 4/11/22		2,000,000	2,248,750
5.125% 3/16/15		200,000	208,382
5.125% 6/29/20		1,500,000	1,684,715
5.875% 1/14/15		950,000	989,015
Fifth Third Bancorp
4.30% 1/16/24		1,145,000	1,163,110
Goldman Sachs Group
0.637% 5/18/15 —	EUR	100,000	137,769
0.637% 7/22/15 —		200,000	199,965
0.684% 3/22/16 —		300,000	299,302
1.336% 11/15/18 —		420,000	424,250
144A 3.55% 2/12/21 #@	CAD	200,000	181,085
3.70% 8/1/15		1,900,000	1,970,940
4.00% 3/3/24		870,000	867,902
4.335% 8/8/18 —	AUD	290,000	274,509
5.35% 1/15/16		1,400,000	1,506,186
5.95% 1/18/18		700,000	793,422
6.25% 9/1/17		1,100,000	1,257,147
HBOS 144A 6.75% 5/21/18 #		1,245,000	1,413,089
HBOS Capital Funding 144A
6.071% 6/29/49 #—		1,015,000	1,020,075
HSBC Bank 144A
0.876% 5/15/18 #—		420,000	421,803
HSBC Holdings
4.25% 3/14/24		875,000	877,842
HSBC New Zealand
3.89% 12/10/18 —	NZD	500,000	436,884
ICICI Bank
5.50% 3/25/15		2,100,000	2,174,052
144A 5.50% 3/25/15 #		1,300,000	1,345,842

	Principal amount°		Value (U.S.$)

Corporate Bonds (continued)

Banking (continued)
ING Bank 144A
5.80% 9/25/23 #		1,465,000	$1,565,206
JPMorgan Chase
0.563% 6/13/16 —		500,000	497,709
0.865% 1/28/19 —		574,000	574,138
0.997% 5/31/17 —	EUR	2,400,000	3,275,941
3.15% 7/5/16		100,000	104,702
3.665% 5/17/18 —	AUD	730,000	679,859
3.875% 2/1/24		1,810,000	1,829,952
4.25% 11/2/18	NZD	780,000	648,143
4.375% 11/30/21 —	EUR	2,600,000	3,798,981
4.40% 7/22/20		400,000	431,771
6.00% 10/1/17		600,000	684,017
6.30% 4/23/19		300,000	353,094
6.75% 1/29/49 —		1,235,000	1,306,013
KBC Bank 8.00% 1/25/23 —		2,200,000	2,473,680
KeyBank 6.95% 2/1/28		1,220,000	1,496,790
KFW 6.25% 5/19/21	AUD	2,300,000	2,369,772
Morgan Stanley
1.087% 1/24/19 —		1,227,000	1,230,167
3.45% 11/2/15		1,000,000	1,038,558
4.10% 5/22/23		460,000	456,197
5.00% 11/24/25		1,985,000	2,046,908
5.45% 1/9/17		700,000	774,362
7.375% 2/22/18	AUD	732,000	740,669
7.60% 8/8/17	NZD	574,000	529,725
National City Bank
0.604% 6/7/17 —		325,000	322,748
Northern Trust
3.95% 10/30/25		635,000	640,315
PNC Bank 6.875% 4/1/18		1,415,000	1,650,322
PNC Funding 5.625% 2/1/17		225,000	249,250
PNC Preferred Funding Trust II
144A 1.456% 3/31/49 #—		2,000,000	1,920,000
Rabobank 4.625% 12/1/23		1,485,000	1,531,117
RBS Capital Trust I
2.099% 12/29/49 —		565,000	550,875
Royal Bank of Canada
0.567% 1/23/17 —		530,000	530,814
Royal Bank of Scotland
144A 6.99% 10/29/49 #—		1,300,000	1,417,000
9.50% 3/16/22 —		1,400,000	1,644,489
Santander Holdings USA
3.45% 8/27/18		1,335,000	1,382,627
Santander UK 144A
5.00% 11/7/23 #		1,435,000	1,479,129
Sberbank of Russia 144A
5.50% 2/26/24 #—		820,000	769,775

(continues)	49

Schedules of Investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S.$)

Corporate Bonds (continued)

Banking (continued)
SSIF Nevada 144A
0.942% 4/14/14 #—		900,000	$900,187
Standard Chartered 144A
5.70% 3/26/44 #		785,000	779,113
State Bank of India 144A
4.50% 7/27/15 #		200,000	207,161
State Street 3.10% 5/15/23		2,885,000	2,747,830
SunTrust Bank
0.526% 8/24/15 —		505,000	503,736
2.35% 11/1/18		535,000	535,769
SVB Financial Group
5.375% 9/15/20		310,000	344,968
Toronto-Dominion Bank
0.786% 4/30/18 —		835,000	840,569
Turkiye Is Bankasi 144A
7.85% 12/10/23 #		500,000	517,250
UBS
4.75% 5/22/23 —		400,000	407,200
5.875% 12/20/17		1,163,000	1,333,662
US Bank 0.466% 1/30/17 —		850,000	850,355
US Bank North America
4.95% 10/30/14		1,000,000	1,026,342
USB Capital IX
3.50% 10/29/49 —		1,820,000	1,537,900
USB Realty 144A
1.386% 12/29/49 #—		100,000	93,000
Wachovia
0.609% 10/15/16 —		305,000	304,051
Wells Fargo
0.867% 4/23/18 —		830,000	838,493
1.25% 7/20/16		10,300,000	10,392,309
3.00% 1/22/21		790,000	791,753
3.50% 9/12/29	GBP	196,000	306,829
Yapi ve Kredi Bankasi 144A
5.25% 12/3/18 #		585,000	582,075
Zions Bancorp
4.50% 3/27/17		530,000	566,217
4.50% 6/13/23		990,000	989,986
7.75% 9/23/14		350,000	360,808

			162,912,616

Basic Industry – 2.22%
AK Steel 7.625% 5/15/20		280,000	280,700
ArcelorMittal
6.125% 6/1/18		565,000	621,500
10.35% 6/1/19		830,000	1,055,137
Axalta Coating System 144A
7.375% 5/1/21 #		400,000	437,000
Barrick Gold 4.10% 5/1/23		1,265,000	1,202,260

	Principal amount°	Value (U.S.$)

Corporate Bonds (continued)

Basic Industry (continued)
Barrick North America Finance
5.75% 5/1/43	250,000	$244,427
BHP Billiton Finance USA
0.484% 9/30/16 —	500,000	500,825
Braskem Finance
6.45% 2/3/24	890,000	913,363
Builders FirstSource 144A
7.625% 6/1/21 #	525,000	569,625
CF Industries
5.15% 3/15/34	885,000	912,808
6.875% 5/1/18	1,690,000	1,971,584
7.125% 5/1/20	300,000	357,137
Cia Minera Ares 144A
7.75% 1/23/21 #	600,000	620,250
CSN Resources 144A
6.50% 7/21/20 #	1,000,000	1,025,000
Dow Chemical
8.55% 5/15/19	2,322,000	2,976,400
FMG Resources August 2006
144A 6.875% 4/1/22 #	3,453,000	3,733,556
Georgia-Pacific
8.00% 1/15/24	1,927,000	2,536,749
Gerdau Trade 144A
5.75% 1/30/21 #	545,000	561,350
HD Supply
7.50% 7/15/20	211,000	231,309
11.50% 7/15/20	530,000	632,025
Headwaters 7.625% 4/1/19	285,000	308,513
International Paper
6.00% 11/15/41	795,000	914,743
7.50% 8/15/21	465,000	585,889
LSB Industries 144A
7.75% 8/1/19 #	100,000	107,750
LyondellBasell Industries
5.75% 4/15/24	425,000	490,549
Masonite International 144A
8.25% 4/15/21 #	175,000	194,031
Metalloinvest Finance
144A 5.625% 4/17/20 #	740,000	699,300
144A 6.50% 7/21/16 #	570,000	584,963
MMC Finance 144A
5.55% 10/28/20 #	858,000	847,275
Mosaic 5.625% 11/15/43	610,000	657,540
Nortek 8.50% 4/15/21	545,000	611,763
Novelis 8.75% 12/15/20	490,000	550,025
Packaging Corp. of America
4.50% 11/1/23	845,000	876,337
Perstorp Holding 144A
8.75% 5/15/17 #	335,000	360,125

50

	Principal amount°	Value (U.S.$)

Corporate Bonds (continued)

Basic Industry (continued)
Phosagro 144A
4.204% 2/13/18 #	828,000	$792,810
PolyOne 5.25% 3/15/23	290,000	292,900
Potash of Saskatchewan
3.625% 3/15/24	540,000	536,666
Rio Tinto Finance USA
1.073% 6/17/16 —	420,000	423,846
3.50% 11/2/20	3,155,000	3,235,885
Ryerson
9.00% 10/15/17	320,000	346,000
11.25% 10/15/18	135,000	151,875
Samarco Mineracao 144A
5.75% 10/24/23 #	820,000	827,175
Teck Resources
3.75% 2/1/23	650,000	612,084
TPC Group 144A
8.75% 12/15/20 #	305,000	335,881
Vedanta Resources 144A
6.00% 1/31/19 #	585,000	587,925
Weyerhaeuser
4.625% 9/15/23	750,000	783,604

		38,098,459

Brokerage – 0.39%
Bear Stearns
6.40% 10/2/17	700,000	808,567
7.25% 2/1/18	2,000,000	2,382,826
Jefferies Group
5.125% 1/20/23	585,000	615,934
6.45% 6/8/27	331,000	355,501
6.50% 1/20/43	220,000	231,194
Lazard Group
4.25% 11/14/20	935,000	970,092
6.85% 6/15/17	1,197,000	1,361,903

		6,726,017

Capital Goods – 1.33%
Accudyne Industries 144A
7.75% 12/15/20 #	180,000	194,850
Algeco Scotsman Global
Finance
144A 8.50% 10/15/18 #	1,150,000	1,262,125
144A 10.75% 10/15/19 #	1,525,000	1,696,563
Allegion U.S. Holding 144A
5.75% 10/1/21 #	505,000	534,037
Ball
4.00% 11/15/23	660,000	620,400
5.00% 3/15/22	310,000	319,300
Berry Plastics 9.75% 1/15/21	455,000	530,644

	Principal amount°	Value (U.S.$)

Corporate Bonds (continued)

Capital Goods (continued)
BOE Merger 144A PIK 9.50%
11/1/17 #❖	25,000	$26,625
Cemex
144A
4.989% 10/15/18 #—	415,000	439,900
144A 9.50% 6/15/18 #	650,000	752,375
Cemex Espana Luxembourg
144A 9.25% 5/12/20 #	615,000	678,037
Cemex Finance 144A
6.00% 4/1/24 #	690,000	693,450
Consolidated Container 144A
10.125% 7/15/20 #	285,000	304,237
Crane
2.75% 12/15/18	225,000	225,919
4.45% 12/15/23	1,320,000	1,361,158
Crown Americas
4.50% 1/15/23	185,000	177,600
Cummins 3.65% 10/1/23	1,145,000	1,163,081
General Electric
4.50% 3/11/44	580,000	591,430
Ingersoll-Rand Global Holding
144A 4.25% 6/15/23 #	1,590,000	1,626,492
Milacron 144A
7.75% 2/15/21 #	345,000	374,325
OAS Investments 144A
8.25% 10/19/19 #	650,000	654,875
Plastipak Holdings 144A
6.50% 10/1/21 #	370,000	389,887
Reynolds Group Issuer
8.25% 2/15/21	2,475,000	2,713,219
9.00% 4/15/19	1,000,000	1,075,000
Rock-Tenn
3.50% 3/1/20	930,000	944,572
4.00% 3/1/23	475,000	478,487
4.45% 3/1/19	125,000	134,064
Sealed Air 144A
6.50% 12/1/20 #	520,000	575,900
TransDigm 7.50% 7/15/21	345,000	383,813
URS
3.85% 4/1/17	145,000	150,173
5.00% 4/1/22	520,000	514,960
Votorantim Cimentos 144A
7.25% 4/5/41 #	1,180,000	1,174,100

		22,761,598

Communications – 4.88%
America Movil
5.00% 3/30/20	720,000	792,456
American Tower
5.00% 2/15/24	1,015,000	1,059,186

(continues)	51

Schedules of Investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
American Tower Trust I 144A
1.551% 3/15/43 #		425,000	$415,727
AT&T
1.144% 11/27/18 —		830,000	843,054
2.30% 3/11/19		800,000	796,787
3.90% 3/11/24		1,185,000	1,184,065
Bell Canada 3.35% 3/22/23	CAD	435,000	381,250
Bharti Airtel International
Netherlands
4.00% 12/10/18	EUR	100,000	143,827
Brasil Telecom 144A
5.75% 2/10/22 #		520,000	503,100
CC Holdings GS V
3.849% 4/15/23		2,110,000	2,056,419
CCO Holdings
5.25% 9/30/22		380,000	376,675
CenturyLink
5.80% 3/15/22		1,655,000	1,700,513
6.75% 12/1/23		340,000	362,525
Cequel Communications
Holdings I 144A
6.375% 9/15/20 #		435,000	456,750
Columbus International
144A 7.375% 3/30/21 #		835,000	861,094
144A 11.50% 11/20/14 #		1,235,000	1,319,906
Comcast
3.60% 3/1/24		655,000	659,913
4.75% 3/1/44		780,000	794,900
5.70% 5/15/18		1,000,000	1,149,486
Comcel Trust 144A
6.875% 2/6/24 #		450,000	471,937
Crown Castle Towers 144A
4.883% 8/15/20 #		2,090,000	2,269,293
CSC Holdings
6.75% 11/15/21		415,000	465,837
Deutsche Telekom
International Finance
4.25% 7/13/22	EUR	850,000	1,347,395
6.50% 4/8/22	GBP	36,000	71,642
Digicel 144A 8.25% 9/1/17 #		150,000	156,750
Digicel Group 144A
8.25% 9/30/20 #		1,580,000	1,694,550
DigitalGlobe 5.25% 2/1/21		415,000	411,887
DIRECTV Holdings
4.45% 4/1/24		1,060,000	1,065,120
DISH DBS
5.00% 3/15/23		415,000	419,150
5.875% 7/15/22		345,000	369,150
7.125% 2/1/16		900,000	985,500

	Principal amount°	Value (U.S.$)

Corporate Bonds (continued)

Communications (continued)
DISH DBS
7.875% 9/1/19	168,000	$199,080
ENTEL Chile 144A
4.875% 10/30/24 #	465,000	469,945
Gray Television
7.50% 10/1/20	465,000	506,850
Hughes Satellite Systems
7.625% 6/15/21	280,000	317,100
Intelsat Jackson Holdings
144A 5.50% 8/1/23 #	415,000	408,256
Intelsat Luxembourg
144A 7.75% 6/1/21 #	615,000	649,594
144A 8.125% 6/1/23 #	2,790,000	2,967,863
Interpublic Group
2.25% 11/15/17	15,000	15,154
3.75% 2/15/23	770,000	750,140
4.20% 4/15/24	420,000	419,210
Lamar Media 5.00% 5/1/23	795,000	798,975
Level 3 Financing
144A 6.125% 1/15/21 #	940,000	994,050
7.00% 6/1/20	295,000	321,181
MDC Partners 144A
6.75% 4/1/20 #	440,000	465,300
MetroPCS Wireless
6.625% 11/15/20	210,000	224,963
Millicom International Cellular
144A 6.625% 10/15/21 #	685,000	727,813
Mobile Telesystems 144A
8.625% 6/22/20 #	635,000	727,075
Myriad International Holdings
144A 6.00% 7/18/20 #	200,000	218,000
144A 6.375% 7/28/17 #	965,000	1,073,563
NBCUniversal Enterprise
144A 0.924% 4/15/18 #—	840,000	845,768
NBCUniversal Media
3.65% 4/30/15	950,000	981,154
Nielsen Finance
4.50% 10/1/20	210,000	212,625
Nielsen Luxembourg 144A
5.50% 10/1/21 #	230,000	241,213
Orange 2.75% 9/14/16	100,000	103,714
Rogers Communications
5.00% 3/15/44	845,000	854,033
SBA Tower Trust 144A
2.24% 4/16/18 #	735,000	722,491
SES 144A 3.60% 4/4/23 #	2,000,000	1,943,730
SES Global Americas Holdings
144A 2.50% 3/25/19 #	185,000	184,085
144A 5.30% 3/25/44 #	1,635,000	1,644,529

52

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
Sinclair Television Group
5.375% 4/1/21		405,000	$403,987
6.125% 10/1/22		155,000	157,713
Sirius XM Radio 144A
4.625% 5/15/23 #		420,000	396,900
Sprint
144A 7.125% 6/15/24 #		1,135,000	1,194,587
144A 7.25% 9/15/21 #		480,000	525,000
144A 7.875% 9/15/23 #		650,000	716,625
Sprint Capital 6.90% 5/1/19		345,000	380,363
Sprint Nextel 6.00% 12/1/16		500,000	549,375
TBG Global PTE 144A
4.625% 4/3/18 #		400,000	396,500
Telefonica Chile 144A
3.875% 10/12/22 #		980,000	933,630
Telefonica Emisiones
4.57% 4/27/23		1,445,000	1,481,160
5.289% 12/9/22	GBP	200,000	357,543
6.421% 6/20/16		1,750,000	1,938,807
Telemar Norte Leste 144A
5.50% 10/23/20 #		838,000	833,810
Time Warner Cable
5.85% 5/1/17		465,000	523,159
6.75% 7/1/18		1,500,000	1,759,991
8.25% 4/1/19		1,040,000	1,297,164
T-Mobile USA
6.125% 1/15/22		550,000	578,187
6.50% 1/15/24		370,000	388,500
6.836% 4/28/23		690,000	742,613
Univision Communications
144A 5.125% 5/15/23 #		630,000	647,325
144A 6.75% 9/15/22 #		439,000	487,839
UPCB Finance III 144A
6.625% 7/1/20 #		700,000	752,500
Verizon Communications
1.763% 9/15/16 —		1,900,000	1,955,672
1.984% 9/14/18 —		1,195,000	1,256,321
2.50% 9/15/16		200,000	207,217
3.25% 2/17/26	EUR	323,000	460,063
3.65% 9/14/18		1,400,000	1,491,879
4.15% 3/15/24		750,000	763,507
4.50% 9/15/20		2,000,000	2,175,142
5.05% 3/15/34		585,000	602,029
5.15% 9/15/23		2,440,000	2,675,182
6.40% 9/15/33		395,000	470,348
6.55% 9/15/43		495,000	604,561
Viacom
3.875% 4/1/24		1,000,000	999,597

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
Viacom
5.25% 4/1/44	555,000	$569,211
VimpelCom 144A
7.748% 2/2/21 #	620,000	640,925
Virgin Media Finance 144A
6.375% 4/15/23 #	995,000	1,059,675
Virgin Media Secured Finance
6.50% 1/15/18	2,670,000	2,770,125
VTR Finance 144A
6.875% 1/15/24 #	375,000	390,937
Wind Acquisition Finance
144A 7.25% 2/15/18 #	200,000	212,000
144A 11.75% 7/15/17 #	245,000	258,475
Windstream
7.50% 4/1/23	110,000	116,050
7.75% 10/1/21	205,000	221,400
Zayo Group 10.125% 7/1/20	645,000	750,619

		83,667,511

Consumer Cyclical – 3.38%
Alfa
144A 5.25% 3/25/24 #	410,000	421,275
144A 6.875% 3/25/44 #	200,000	206,250
Amazon.com
2.50% 11/29/22	2,685,000	2,499,415
American Axle &
Manufacturing
6.25% 3/15/21	415,000	444,050
Ameristar Casinos
7.50% 4/15/21	425,000	462,187
AutoZone 6.95% 6/15/16	300,000	336,811
Chassix 144A
9.25% 8/1/18 #	65,000	70,200
Chinos Intermediate Holdings
144A PIK 7.75%
5/1/19 #T	370,000	382,950
Chrysler Group
8.25% 6/15/21	1,265,000	1,437,356
CVS Caremark
4.00% 12/5/23	1,910,000	1,955,311
CVS Pass Through Trust
144A 5.773%
1/10/33 #♦	92,155	100,703
144A 7.507%
1/10/32 #♦	957,913	1,182,300
Daimler Finance North
America
144A 0.585% 3/10/17 #—	650,000	650,848
144A 1.25% 1/11/16 #	1,300,000	1,307,861
144A 3.00% 3/28/16 #	280,000	291,238

(continues)	53

Schedules of Investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Delphi
4.15% 3/15/24	265,000	$265,216
5.00% 2/15/23	195,000	207,187
6.125% 5/15/21	545,000	607,675
eBay 4.00% 7/15/42	490,000	435,131
Ford Motor 7.45% 7/16/31	745,000	958,466
Ford Motor Credit
1.487% 5/9/16 —	825,000	839,221
2.75% 5/15/15	500,000	510,336
3.875% 1/15/15	2,200,000	2,252,963
5.875% 8/2/21	1,000,000	1,152,379
7.00% 4/15/15	1,100,000	1,170,454
8.00% 6/1/14	300,000	303,670
8.70% 10/1/14	4,100,000	4,267,341
General Motors 144A
3.50% 10/2/18 #	740,000	757,575
Historic TW 6.875% 6/15/18	2,200,000	2,609,730
Host Hotels & Resorts
3.75% 10/15/23	2,100,000	2,037,712
4.75% 3/1/23	910,000	953,483
5.875% 6/15/19	325,000	352,185
Hyundai Capital America
144A 2.125% 10/2/17 #	615,000	619,996
144A 2.55% 2/6/19 #	715,000	715,425
International Game
Technology
5.35% 10/15/23	2,060,000	2,206,363
Jaguar Land Rover 144A
5.625% 2/1/23 #	245,000	256,331
Landry’s 144A
9.375% 5/1/20 #	515,000	569,719
Levi Strauss 6.875% 5/1/22	540,000	595,350
Marriott International
3.375% 10/15/20	650,000	656,199
Meritor 6.75% 6/15/21	210,000	223,125
MGM Resorts International
6.75% 10/1/20	395,000	438,944
7.75% 3/15/22	85,000	99,025
11.375% 3/1/18	554,000	718,815
NetFlix 144A 5.75% 3/1/24 #	585,000	608,400
PACCAR Financial
0.835% 12/6/18 —	835,000	840,575
PF Chang’s China Bistro 144A
10.25% 6/30/20 #	140,000	148,050
QVC
144A 3.125% 4/1/19 #	500,000	497,438
4.375% 3/15/23	1,515,000	1,495,719
144A 4.85% 4/1/24 #	640,000	649,632

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Rite Aid 9.25% 3/15/20		335,000	$383,156
Sally Holdings 5.75% 6/1/22		340,000	361,250
Schaeffler Holding Finance
144A PIK 6.875%
8/15/18 #T		5,000,000	5,343,750
PIK 6.875% 8/15/18 T	EUR	1,300,000	1,910,491
Standard Pacific
10.75% 9/15/16		258,000	310,890
Tenedora Nemak 144A
5.50% 2/28/23 #		640,000	652,000
Toyota Finance Australia
3.04% 12/20/16	NZD	760,000	628,586
Toyota Motor Credit
2.00% 10/24/18		835,000	834,398
TRW Automotive
144A 4.45% 12/1/23 #		1,170,000	1,178,775
144A 4.50% 3/1/21 #		405,000	418,163
Volkswagen International
Finance 144A
0.676% 11/18/16 #—		420,000	420,933
Wyndham Worldwide
3.90% 3/1/23		435,000	426,975
4.25% 3/1/22		350,000	354,588
5.625% 3/1/21		495,000	541,588
Wynn Las Vegas
144A 4.25% 5/30/23 #		280,000	270,900
5.375% 3/15/22		230,000	241,213
Yum Brands 3.875% 11/1/23		855,000	850,622

			57,896,863

Consumer Non-Cyclical – 3.70%
Air Medical Group Holdings
9.25% 11/1/18		301,000	326,209
Alere 7.25% 7/1/18		130,000	143,650
Altria Group
9.70% 11/10/18		222,000	291,684
Amgen 2.30% 6/15/16		125,000	128,651
Anheuser-Busch InBev
Finance 0.639% 2/1/19 —		840,000	839,804
Anheuser-Busch InBev
Worldwide
5.375% 1/15/20		1,000,000	1,149,432
Avis Budget Car Rental
5.50% 4/1/23		780,000	789,750
BFF International 144A
7.25% 1/28/20 #		380,000	433,200
Biomet
6.50% 8/1/20		265,000	286,730
6.50% 10/1/20		620,000	661,850

54

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Boston Scientific
2.65% 10/1/18	730,000	$736,285
6.00% 1/15/20	1,665,000	1,913,390
BRF 144A 5.875% 6/6/22 #	685,000	710,687
CareFusion 6.375% 8/1/19	2,230,000	2,548,749
Celgene
3.25% 8/15/22	1,140,000	1,113,025
3.95% 10/15/20	925,000	968,018
Coca-Cola Femsa
2.375% 11/26/18	576,000	576,864
Coca-Cola Icecek 144A
4.75% 10/1/18 #	710,000	734,531
Community Health Systems
144A 6.875% 2/1/22 #	230,000	241,500
8.00% 11/15/19	210,000	231,787
Constellation Brands
6.00% 5/1/22	415,000	460,650
Cosan Luxembourg 144A
5.00% 3/14/23 #	930,000	876,525
ENA Norte Trust 144A
4.95% 4/25/23 #	557,270	540,189
Fomento Economico
Mexicano
4.375% 5/10/43	910,000	798,111
Fresenius Medical Care US
Finance II 144A
5.875% 1/31/22 #	355,000	378,963
Gilead Sciences
3.70% 4/1/24	1,415,000	1,418,532
H&E Equipment Services
7.00% 9/1/22	470,000	519,350
HCA
3.75% 3/15/19	200,000	201,250
5.00% 3/15/24	780,000	783,413
6.50% 2/15/20	1,799,000	2,019,377
7.50% 2/15/22	420,000	480,900
7.875% 2/15/20	2,500,000	2,667,500
8.50% 4/15/19	2,500,000	2,617,345
HCA Holdings
6.25% 2/15/21	530,000	568,690
7.75% 5/15/21	205,000	226,525
Immucor 11.125% 8/15/19	350,000	397,250
Jarden
6.125% 11/15/22	275,000	297,000
7.50% 1/15/20	30,000	32,737
JBS Investments 144A
7.75% 10/28/20 #	1,540,000	1,630,475
Kinetic Concepts
10.50% 11/1/18	290,000	334,587

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Korea Expressway 144A
1.875% 10/22/17 #	720,000	$722,905
Kroger
0.804% 10/17/16 —	420,000	420,798
3.30% 1/15/21	1,130,000	1,130,666
Laboratory Corp. of America
Holdings 2.20% 8/23/17	770,000	779,977
Marfrig Overseas 144A
9.50% 5/4/20 #	625,000	633,594
McKesson
0.635% 9/10/15 —	430,000	430,590
3.796% 3/15/24	1,735,000	1,740,189
Medtronic 0.324% 2/27/17 —	430,000	429,688
Merck 0.596% 5/18/18 —	835,000	837,594
Mondelez International
4.125% 2/9/16	750,000	793,059
MultiPlan 144A
9.875% 9/1/18 #	560,000	610,400
Mylan 144A
6.00% 11/15/18 #	160,000	168,943
Par Pharmaceutical
7.375% 10/15/20	345,000	375,187
PepsiCo 3.60% 3/1/24	880,000	882,938
Pernod-Ricard 144A
5.75% 4/7/21 #	1,600,000	1,818,968
Pfizer
0.533% 6/15/18 —	754,000	755,469
5.35% 3/15/15	4,100,000	4,285,086
PHH 7.375% 9/1/19	280,000	310,800
Prestige Brands 144A
5.375% 12/15/21 #	475,000	488,656
Quest Diagnostics
2.70% 4/1/19	535,000	534,830
SABMiller Holdings 144A
2.45% 1/15/17 #	200,000	205,800
Salix Pharmaceuticals 144A
6.00% 1/15/21 #	875,000	936,250
Scotts Miracle-Gro
6.625% 12/15/20	205,000	222,681
Service Corp. International
144A 5.375% 1/15/22 #	765,000	778,387
Smithfield Foods
6.625% 8/15/22	370,000	401,450
Spectrum Brands
6.375% 11/15/20	405,000	440,437
Tenet Healthcare
144A 6.00% 10/1/20 #	728,000	780,325
8.00% 8/1/20	135,000	147,825

(continues)	55

Schedules of Investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Thermo Fisher Scientific
2.40% 2/1/19	1,040,000	$1,036,825
4.15% 2/1/24	990,000	1,020,595
United Rentals North America
5.75% 11/15/24	535,000	539,681
Valeant Pharmaceuticals
International
144A 5.625% 12/1/21 #	100,000	105,250
144A 6.375% 10/15/20 #	395,000	428,575
144A 7.00% 10/1/20 #	70,000	76,125
Want Want China Finance
144A 1.875% 5/14/18 #	475,000	459,014
Yale University
2.90% 10/15/14	597,000	604,915
Zimmer Holdings
3.375% 11/30/21	1,290,000	1,309,095
4.625% 11/30/19	1,270,000	1,408,949
Zoetis 3.25% 2/1/23	2,335,000	2,256,507

		63,384,188

Energy – 3.21%
BP Capital Markets
0.777% 5/10/19 •	635,000	638,021
3.625% 5/8/14	500,000	501,605
4.75% 3/10/19	160,000	178,060
Bristow Group
6.25% 10/15/22	420,000	446,775
Canadian Natural Resources
0.609% 3/30/16 •	680,000	680,003
3.80% 4/15/24	605,000	609,285
Chaparral Energy
7.625% 11/15/22	80,000	87,000
Chesapeake Energy
5.375% 6/15/21	65,000	68,737
5.75% 3/15/23	1,770,000	1,882,837
CNOOC Curtis Funding 144A
4.50% 10/3/23 #	500,000	509,711
CNOOC Finance 2012 144A
3.875% 5/2/22 #	6,055,000	5,962,183
Comstock Resources
7.75% 4/1/19	220,000	235,400
Continental Resources
4.50% 4/15/23	2,180,000	2,261,855
Drill Rigs Holdings 144A
6.50% 10/1/17 #	605,000	633,737
Ecopetrol 7.625% 7/23/19	912,000	1,097,820
Energy XXI Gulf Coast 144A
7.50% 12/15/21 #	445,000	468,363

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Exterran Partners
6.00% 4/1/21	130,000	$130,000
Gazprom Neft 144A
6.00% 11/27/23 #	370,000	363,987
Halcon Resources
8.875% 5/15/21	420,000	437,850
Hercules Offshore
144A 6.75% 4/1/22 #	165,000	160,256
144A 8.75% 7/15/21 #	95,000	103,550
Husky Energy 4.00% 4/15/24	1,355,000	1,380,840
KazMunayGas National 144A
9.125% 7/2/18 #	820,000	987,075
Key Energy Services
6.75% 3/1/21	445,000	470,031
Laredo Petroleum
7.375% 5/1/22	405,000	451,575
Linn Energy
6.50% 5/15/19	110,000	115,225
8.625% 4/15/20	170,000	185,513
Lukoil International Finance
6.125% 11/9/20	1,225,000	1,274,000
MarkWest Energy Partners
5.50% 2/15/23	140,000	144,550
Midstates Petroleum
9.25% 6/1/21	465,000	488,250
Murphy Oil USA 144A
6.00% 8/15/23 #	550,000	570,625
Newfield Exploration
5.625% 7/1/24	855,000	891,337
Northern Oil & Gas
8.00% 6/1/20	175,000	186,813
Nostrum Oil & Gas Finance
144A 6.375% 2/14/19 #	510,000	522,750
Oasis Petroleum 144A
6.875% 3/15/22 #	520,000	565,500
Odebrecht Offshore Drilling
Finance 144A
6.625% 10/1/22 #	1,050,000	1,097,250
ONGC Videsh 2.50% 5/7/18	820,000	791,267
Pacific Rubiales Energy
144A 5.375% 1/26/19 #	645,000	670,800
144A 7.25% 12/12/21 #	650,000	716,625
PDC Energy 7.75% 10/15/22	125,000	137,500
Pertamina Persero
144A 4.30% 5/20/23 #	200,000	181,250
144A 4.875% 5/3/22 #	845,000	814,369
Petrobras Global Finance
3.00% 1/15/19	993,000	940,926

56

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Petrobras Global Finance
4.875% 3/17/20	440,000	$442,069
6.25% 3/17/24	440,000	454,415
Petrobras International
Finance 5.375% 1/27/21	726,000	737,849
Petrohawk Energy
7.25% 8/15/18	1,250,000	1,329,375
Petroleos de Venezuela
8.50% 11/2/17	980,000	823,200
Petroleos Mexicanos
5.50% 1/21/21	845,000	927,387
144A 6.375% 1/23/45 #	130,000	140,563
6.50% 6/2/41	390,000	429,000
Plains Exploration &
Production
6.50% 11/15/20	790,000	873,937
Pride International
6.875% 8/15/20	2,785,000	3,329,080
Range Resources
5.75% 6/1/21	125,000	134,531
Regency Energy Partners
4.50% 11/1/23	560,000	523,600
5.50% 4/15/23	220,000	222,750
Samson Investment 144A
10.75% 2/15/20 #	690,000	755,550
SandRidge Energy
8.125% 10/15/22	3,185,000	3,487,575
Shell International Finance
0.446% 11/15/16 —	840,000	841,428
Southwestern Energy
7.50% 2/1/18	2,500,000	2,967,903
Statoil
0.697% 11/8/18 —	835,000	840,878
2.90% 11/8/20	605,000	611,289
Talisman Energy
5.50% 5/15/42	2,030,000	2,018,060
Total Capital International
0.807% 8/10/18 —	840,000	846,702
Woodside Finance 144A
8.75% 3/1/19 #	955,000	1,213,667

		54,991,914

Finance Companies – 2.53%
American Express
7.00% 3/19/18	6,600,000	7,834,985
American Honda Finance
144A 0.609% 5/26/16 #—	835,000	839,155
BM&FBovespa 144A
5.50% 7/16/20 #	200,000	214,500

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Finance Companies (continued)
Citicorp Lease Pass Through
Trust Series 1999-1 144A
8.04% 12/15/19 #♦		200,000	$237,588
Denali Borrower 144A
5.625% 10/15/20 #		1,200,000	1,224,000
E Trade Financial
6.375% 11/15/19		560,000	611,800
GE Capital Canada Funding
2.42% 5/31/18	CAD	65,000	59,236
GE Capital European Funding
2.25% 7/20/20	EUR	277,000	392,027
General Electric Capital
0.616% 5/5/26 —		920,000	843,732
144A 3.80% 6/18/19 #		345,000	365,786
4.208% 12/6/21	SEK	1,000,000	164,504
4.375% 9/16/20		1,215,000	1,321,513
4.65% 10/17/21		310,000	340,998
6.00% 8/7/19		1,495,000	1,757,115
6.25% 12/29/49 —		400,000	429,830
7.125% 12/29/49 —		1,500,000	1,712,707
GMAC International Finance
7.50% 4/21/15	EUR	100,000	146,047
Hyundai Capital Services
144A 1.035% 3/18/17 #—		205,000	205,387
International Lease Finance
4.875% 4/1/15		200,000	208,002
5.65% 6/1/14		800,000	806,700
5.75% 5/15/16		900,000	970,317
5.875% 4/1/19		295,000	323,763
6.25% 5/15/19		615,000	681,113
144A 6.75% 9/1/16 #		1,640,000	1,832,700
144A 7.125% 9/1/18 #		100,000	116,750
8.25% 12/15/20		200,000	242,398
8.625% 9/15/15		1,200,000	1,326,000
8.75% 3/15/17		525,000	618,187
IPIC GMTN 144A
5.50% 3/1/22 #		411,000	465,971
Murray Street Investment
Trust I 4.647% 3/9/17		4,700,000	5,080,127
Nuveen Investments 144A
9.50% 10/15/20 #		820,000	877,400
SLM
5.375% 5/15/14		1,400,000	1,407,227
6.00% 1/25/17		1,100,000	1,203,125
6.25% 1/25/16		2,700,000	2,912,625
7.25% 1/25/22		550,000	608,437
8.45% 6/15/18		1,000,000	1,181,250
Springleaf Finance
5.40% 12/1/15		700,000	735,000

(continues)	57

Schedules of Investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Finance Companies (continued)
Temasek Financial I 144A
2.375% 1/23/23 #	560,000	$517,038
Trust F 144A
5.25% 12/15/24 #	1,150,000	1,150,000
Waha Aerospace 3.925% 7/28/20	1,365,000	1,448,702

		43,413,742

Insurance – 1.40%
Allstate 5.75% 8/15/53 •	910,000	957,206
American International Group
6.40% 12/15/20	550,000	656,208
8.175% 5/15/58 •	795,000	1,048,406
8.25% 8/15/18	2,055,000	2,573,602
Berkshire Hathaway Finance
0.39% 1/10/17 •	420,000	420,521
2.90% 10/15/20	885,000	898,373
Chubb 6.375% 3/29/67 •	820,000	914,300
Five Corners Funding Trust
144A 4.419% 11/15/23 #	1,595,000	1,637,679
Highmark
144A 4.75% 5/15/21 #	445,000	437,746
144A 6.125% 5/15/41 #	160,000	145,212
Hockey Merger Sub 2 144A
7.875% 10/1/21 #	350,000	375,375
ING U.S. 5.65% 5/15/53 •	920,000	919,080
Jackson National Life Global
Funding 144A
1.25% 2/21/17 #	200,000	197,701
Liberty Mutual Group
144A 4.25% 6/15/23 #	925,000	940,511
144A 4.95% 5/1/22 #	320,000	343,095
144A 7.00% 3/15/37 #•	180,000	189,000
MetLife Capital Trust IV 144A
7.875% 12/15/37 #	300,000	355,500
MetLife Capital Trust X 144A
9.25% 4/8/38 #	1,100,000	1,446,500
Metropolitan Life Global
Funding I
144A 0.769% 7/15/16 #•	835,000	840,983
144A 3.00% 1/10/23 #	2,995,000	2,871,834
Onex USI Aquisition 144A
7.75% 1/15/21 #	65,000	68,087
Prudential Financial
1.016% 8/15/18 •	180,000	180,428
3.875% 1/14/15	310,000	318,052
4.50% 11/15/20	275,000	298,609
5.625% 6/15/43 •	440,000	451,000
5.875% 9/15/42 •	555,000	582,056

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Insurance (continued)
Prudential Financial
6.00% 12/1/17	580,000	$667,391
Stone Street Trust 144A
5.902% 12/15/15 #@	2,300,000	2,475,660
XL Group 6.50% 12/29/49 •	710,000	702,013

		23,912,128

Natural Gas – 1.33%
AmeriGas Finance
7.00% 5/20/22	435,000	477,413
El Paso Pipeline Partners
Operating
5.00% 10/1/21	620,000	659,614
6.50% 4/1/20	1,868,000	2,147,436
Enbridge Energy Partners
8.05% 10/1/37 •	1,210,000	1,365,183
Energy Transfer Partners
5.15% 2/1/43	865,000	835,829
5.95% 10/1/43	420,000	453,582
9.70% 3/15/19	694,000	897,627
EnLink Midstream Partners
4.40% 4/1/24	1,175,000	1,200,304
5.60% 4/1/44	195,000	206,658
Enterprise Products Operating
7.034% 1/15/68 •	1,645,000	1,864,529
Kinder Morgan Energy
Partners
3.50% 3/1/21	415,000	413,992
3.50% 9/1/23	325,000	307,470
5.95% 2/15/18	1,000,000	1,134,011
9.00% 2/1/19	1,280,000	1,622,264
Plains All American Pipeline
8.75% 5/1/19	1,160,000	1,484,126
Ras Laffan Liquefied Natural
Gas II 5.298% 9/30/20 @	1,995,600	2,156,445
Rockies Express Pipeline
144A 6.85% 7/15/18 #	500,000	518,750
Suburban Propane Partners
7.375% 8/1/21	115,000	127,363
Sunoco Logistics Partners
Operations
3.45% 1/15/23	1,995,000	1,900,162
4.25% 4/1/24	65,000	64,853
TransCanada PipeLines
6.35% 5/15/67 •	1,790,000	1,858,915
Williams Partners
7.25% 2/1/17	1,010,000	1,163,364

		22,859,890

58

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Real Estate – 1.22%
Alexandria Real Estate
Equities
3.90% 6/15/23	335,000	$324,162
4.60% 4/1/22	1,080,000	1,117,785
Carey (W.P.) 4.60% 4/1/24	695,000	696,103
CBL & Associates
5.25% 12/1/23	870,000	896,887
Corporate Office Properties
3.60% 5/15/23	690,000	639,093
5.25% 2/15/24	870,000	909,455
Corrections Corp of America
4.625% 5/1/23	388,000	376,360
CubeSmart
4.375% 12/15/23	550,000	555,335
DDR
4.625% 7/15/22	295,000	309,638
4.75% 4/15/18	350,000	379,801
7.50% 4/1/17	940,000	1,089,129
7.875% 9/1/20	731,000	909,095
Digital Realty Trust
5.25% 3/15/21	1,445,000	1,521,416
5.875% 2/1/20	425,000	465,882
Duke Realty 3.625% 4/15/23	675,000	642,672
HCP 5.375% 2/1/21	2,300,000	2,578,758
National Retail Properties
3.80% 10/15/22	160,000	158,167
Prologis
3.35% 2/1/21	495,000	490,445
4.00% 1/15/18	300,000	319,757
Qatari Diar Finance
3.50% 7/21/15	2,100,000	2,176,020
5.00% 7/21/20	500,000	557,550
Regency Centers
4.80% 4/15/21	420,000	450,004
5.875% 6/15/17	285,000	319,399
UDR 4.625% 1/10/22	1,015,000	1,076,852
WEA Finance 144A
4.625% 5/10/21 #	785,000	860,280
Weingarten Realty Investors
3.50% 4/15/23	740,000	699,815
4.45% 1/15/24	315,000	318,631

		20,838,491

Technology – 1.63%
Activision Blizzard 144A
6.125% 9/15/23 #	470,000	512,887
Apple 0.488% 5/3/18 •	840,000	841,215
Avaya 144A 7.00% 4/1/19 #	230,000	229,425
Baidu 3.25% 8/6/18	1,095,000	1,120,807

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Technology (continued)
BMC Software Finance 144A
8.125% 7/15/21 #	1,745,000	$1,845,337
Broadridge Financial Solutions
3.95% 9/1/20	695,000	707,143
Cisco Systems
0.733% 3/1/19 •	650,000	653,609
2.90% 3/4/21	915,000	915,936
3.625% 3/4/24	640,000	646,674
EMC 2.65% 6/1/20	1,090,000	1,086,504
Equinix
4.875% 4/1/20	255,000	262,013
5.375% 4/1/23	493,000	505,325
Fidelity National Information
Services 3.50% 4/15/23	1,270,000	1,209,303
First Data
11.25% 1/15/21	1,395,000	1,599,019
11.75% 8/15/21	435,000	458,925
Freescale Semiconductor
144A 6.00% 1/15/22 #	225,000	239,344
Google 3.375% 2/25/24	930,000	933,529
Hewlett-Packard
1.182% 1/14/19 •	420,000	421,466
2.65% 6/1/16	130,000	134,474
International Business
Machines
0.604% 2/12/19 •	440,000	441,580
1.625% 5/15/20	440,000	416,924
3.625% 2/12/24	1,130,000	1,141,712
Jabil Circuit 7.75% 7/15/16	92,000	104,880
Juniper Networks
4.50% 3/15/24	955,000	968,785
Microsoft 2.125% 11/15/22	270,000	250,429
National Semiconductor
6.60% 6/15/17	1,530,000	1,778,926
NCR Escrow 144A
6.375% 12/15/23 #	425,000	453,687
NetApp
2.00% 12/15/17	520,000	525,868
3.25% 12/15/22	745,000	696,455
NXP Funding 144A
5.75% 3/15/23 #	270,000	284,175
Oracle 0.819% 1/15/19 •	835,000	840,706
Samsung Electronics America
144A 1.75% 4/10/17 #	745,000	746,955
Seagate HDD Cayman
144A 3.75% 11/15/18 #	340,000	351,050
144A 4.75% 6/1/23 #	555,000	550,837

(continues)	59

Schedules of Investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Technology (continued)
SunGard Availability Services
Capital 144A
8.75% 4/1/22 #		215,000	$216,344
Symantec 4.20% 9/15/20		2,000,000	2,086,458
Total System Services
2.375% 6/1/18		155,000	152,988
3.75% 6/1/23		45,000	42,814
VeriSign 4.625% 5/1/23		240,000	231,600
Xerox 6.35% 5/15/18		1,220,000	1,411,079

			28,017,187

Transportation – 0.92%
American Airlines 2011-1
Class A Pass Through Trust
5.25% 1/31/21♦		487,284	528,704
Brambles USA
144A 3.95% 4/1/15 #		395,000	406,282
144A 5.35% 4/1/20 #		320,000	350,376
Burlington Northern Santa Fe
3.85% 9/1/23		2,575,000	2,614,936
Continental Airlines 2009-2
Class A Pass Through Trust
7.25% 11/10/19 ♦		743,469	869,859
Delta Air Lines Class A Pass
Through Trust
6.20% 7/2/18 ♦		355,407	397,167
6.821% 8/10/22 ♦		325,302	382,230
Doric Nimrod Air Finance
Alpha 2012-1 Class A Pass
Through Trust 144A
5.125% 11/30/22 # ♦		375,439	389,518
DP World 144A
6.85% 7/2/37 #		610,000	662,765
DP World Sukuk 144A
6.25% 7/2/17 #		690,000	766,797
ERAC USA Finance 144A
5.25% 10/1/20 #		1,470,000	1,641,204
Hunt (J.B.) Transport Services
2.40% 3/15/19		185,000	183,659
3.85% 3/15/24		575,000	575,010
Norfolk Southern
3.85% 1/15/24		410,000	417,206
4.80% 8/15/43		750,000	773,667
Penske Truck Leasing 144A
3.75% 5/11/17 #		200,000	212,450
Red de Carreteras de
Occidente 144A
9.00% 6/10/28 #	MXN	8,440,000	571,774
UAL Pass Through Trust
9.75% 1/15/17 ♦		180,292	207,336

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Transportation (continued)
UAL Pass Through Trust
10.40% 11/1/16 ♦	231,272	$263,072
United Airlines 2014-1 Class
A Pass Through Trust
4.00% 4/11/26 ♦	350,000	351,335
United Parcel Service
5.125% 4/1/19	2,210,000	2,507,839
US Airways 2012-2 Class A
Pass Through Trust 4.625%
6/3/25 ♦	697,598	730,733

		15,803,919

Utilities—3.25%
AES
5.50% 3/15/24	515,000	512,425
7.375% 7/1/21	419,000	479,755
AES Gener 144A
8.375% 12/18/73 #•	676,000	718,250
Ameren Illinois
9.75% 11/15/18	2,110,000	2,766,894
American Transmission
Systems 144A
5.25% 1/15/22 #	1,885,000	2,034,682
Appalachian Power
7.95% 1/15/20	1,000,000	1,266,639
Calpine 144A
6.00% 1/15/22 #	790,000	833,450
CenterPoint Energy
5.95% 2/1/17	845,000	945,115
Cleveland Electric Illuminating
5.50% 8/15/24	515,000	582,368
CMS Energy 6.25% 2/1/20	635,000	745,802
ComEd Financing III
6.35% 3/15/33	680,000	673,200
Comision Federal de
Electricidad 144A
4.875% 1/15/24 #	575,000	585,063
Duke Energy Indiana
0.592% 7/11/16 •	835,000	835,101
Duquesne Light Holdings
5.50% 8/15/15	756,000	798,806
Electricite de France
144A 0.694% 1/20/17 # •	840,000	843,222
144A 4.60% 1/27/20 #	525,000	572,245
144A 4.875% 1/22/44 #	885,000	885,485
144A 5.25% 1/29/49 # •	1,525,000	1,531,100
Elwood Energy
8.159% 7/5/26	220,803	243,988
Enel 144A
8.75% 9/24/73 # •	795,000	894,057

60

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
Entergy 3.625% 9/15/15	215,000	$222,613
Entergy Arkansas
3.70% 6/1/24	650,000	661,085
3.75% 2/15/21	200,000	209,882
Entergy Louisiana
4.05% 9/1/23	1,555,000	1,628,198
Exelon Generation
4.25% 6/15/22	1,575,000	1,600,080
Florida Gas Transmission
144A 7.90% 5/15/19 #	320,000	393,736
FPL Group Capital
6.35% 10/1/66 •	1,385,000	1,361,533
6.65% 6/15/67 •	40,000	40,329
Great Plains Energy
4.85% 6/1/21	610,000	659,753
5.292% 6/15/22	1,505,000	1,671,992
Integrys Energy Group
6.11% 12/1/66 •	1,200,000	1,212,737
IPALCO Enterprises
5.00% 5/1/18	405,000	430,313
Jersey Central Power & Light
7.35% 2/1/19	1,000,000	1,191,296
LG&E & KU Energy
3.75% 11/15/20	1,010,000	1,039,426
4.375% 10/1/21	1,555,000	1,638,830
Majapahit Holding
7.75% 1/20/20	400,000	461,000
MidAmerican Energy Holdings
144A 3.75% 11/15/23 #	1,235,000	1,231,067
National Rural Utilities
Cooperative Finance
0.536% 11/23/16 •	180,000	180,306
4.75% 4/30/43 •	1,055,000	999,613
NextEra Energy Capital
Holdings 3.625% 6/15/23	490,000	474,872
NiSource Finance
6.125% 3/1/22	2,660,000	3,069,350
NRG Energy 7.875% 5/15/21	170,000	187,850
NV Energy 6.25% 11/15/20	1,135,000	1,326,894
Pedernales Electric
Cooperative 144A
6.202% 11/15/32 #	620,000	702,898
Pennsylvania Electric
5.20% 4/1/20	1,180,000	1,291,864
PPL Capital Funding
6.70% 3/30/67 •	440,000	442,496
Public Service New Hampshire
3.50% 11/1/23	635,000	637,592

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
Public Service Oklahoma
5.15% 12/1/19	1,300,000	$1,447,589
Puget Energy
6.00% 9/1/21	340,000	392,330
6.50% 12/15/20	3,800,000	4,436,701
Puget Sound Energy
6.974% 6/1/67 •	1,295,000	1,334,997
SCANA 4.125% 2/1/22	875,000	883,458
Southwestern Electric Power
6.45% 1/15/19	690,000	796,748
Williams Partners
4.50% 11/15/23	1,080,000	1,107,145
Wisconsin Energy
6.25% 5/15/67 •	1,480,000	1,525,473

		55,639,693

Total Corporate Bonds
(cost $680,639,736)		700,924,216

Municipal Bonds – 0.75%

Bay Area, California Toll
Authority (Build America Bonds) Series S1
6.918% 4/1/40	800,000	1,056,088
7.043% 4/1/50	3,000,000	4,092,090
California Statewide
Communities Development Authority (Kaiser Permanente)
Series A 5.00% 4/1/42	320,000	333,926
California Various Purpose
(Build America Bond) 7.30% 10/1/39	200,000	269,634
Golden State, California
Tobacco Securitization Corporation Settlement Revenue (Asset-Backed
Senior Notes)
Series A-1 5.125% 6/1/47	735,000	545,561
Series A-1 5.75% 6/1/47	805,000	654,900
Los Angeles, California Community College District Revenue
(Build America Bond)
6.60% 8/1/42	800,000	1,070,144
Maryland State Local Facilities
Series A 5.00% 8/1/21	405,000	486,340
New Jersey Transportation
Trust Fund
Series A 5.00% 6/15/42	140,000	146,264

(continues)	61

Schedules of Investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Series AA 5.00% 6/15/44	450,000	$471,789
New York City Transitional
Finance Authority Future
Tax Secured Revenue
(Build America Bond)
5.508% 8/1/37	700,000	818,594
(New York City Recovery)
Series 13 5.00% 11/1/22	410,000	485,707
New York City, New York
Water & Sewer System
(Second Generation) Series
BB 5.00% 6/15/47	150,000	158,385
New York City, New York
Series I 5.00% 8/1/22	295,000	344,044
New York State Thruway
Authority Revenue
Series A 5.00% 5/1/19	415,000	480,877
New York State Urban
Development (Build
America Bonds)
5.77% 3/15/39	800,000	942,688
Oregon State Taxable Pension
5.892% 6/1/27	65,000	77,896
Texas Private Activity Bond
Surface Transportation
Revenue (Senior Lien
Note Mobility)
6.75% 6/30/43 (AMT)	310,000	345,892

Total Municipal Bonds
(cost $10,747,129)		12,780,819

Non-Agency Asset-Backed Securities – 3.22%

Accredited Mortgage
Loan Trust Series 2006-2 A4
0.414% 9/25/36 •	2,000,000	1,492,988
Series 2007-1 A3
0.284% 2/25/37 •	3,605,708	3,356,002
AEP Texas Central Transition
Funding II
Series 2006-A A4
5.17% 1/1/18	485,000	533,565
AEP Texas Central Transition
Funding III
Series 2012-1 A2
1.976% 6/1/21	375,000	371,112
Ally Master Owner Trust
Series 2013-2 A
0.605% 4/15/18 •	855,000	856,762

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Ameriquest Mortgage
Securities Asset-Backed
Pass Through
Certificates
Series 2005-R5 M2
0.614% 7/25/35 ♦•	1,400,000	$1,309,378
Series 2005-R7 M2
0.654% 9/25/35 ♦•	2,000,000	1,716,494
Argent Securities
Asset-Backed Pass
Through Certificates
Series 2003-W9 M1
1.189% 1/25/34 ♦•	426,664	408,793
Argent Securities Trust
Series 2006-M1 A2C
0.304% 7/25/36 •	1,541,918	618,989
Series 2006-M1 A2D
0.394% 7/25/36 •	1,541,918	626,361
Series 2006-W4 A2C
0.314% 5/25/36 •	778,396	276,976
Avis Budget Rental Car
Funding AESOP
Series 2013-1A A 144A
1.92% 9/20/19 #	700,000	692,758
Bear Stearns Asset-Backed
Securities I Trust
Series 2005-FR1 M2
0.824% 6/25/35 •	2,000,000	1,536,060
California Republic Auto
Receivables Trust
Series 2013-1 A2 144A
1.41% 9/17/18 #	368,372	370,487
Capital One Multi-Asset
Execution Trust
Series 2007-A7 A7
5.75% 7/15/20	410,000	468,194
C-BASS Trust
Series 2006-CB6 A23
0.304% 7/25/36 •	128,903	105,783
Centex Home Equity Loan
Trust
Series 2002-A AF6
5.54% 1/25/32	9,236	9,271
Chase Issuance Trust
Series 2013-A9 A
0.575% 11/16/20 •	1,000,000	1,001,854
Series 2014-A2 A
2.77% 3/15/23	1,125,000	1,124,213
Citibank Credit Card Issuance
Trust
Series 2013-A2 A2
0.435% 5/26/20 •	2,000,000	1,998,858

62

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Citibank Omni Master Trust
Series 2009-A14A A14
144A 2.905% 8/15/18 #•	400,000	$403,894
Countrywide Asset-Backed
Certificates
Series 2004-3 2A
0.554% 8/25/34 •	60,609	54,452
Series 2005-AB2 2A3
0.539% 11/25/35 •	1,127,564	1,053,968
Series 2006-1 AF6
5.378% 7/25/36 •	1,966,576	1,949,329
Series 2006-11 1AF6
5.139% 9/25/46 •	830,874	959,789
Series 2006-26 2A4
0.374% 6/25/37 •	2,000,000	930,920
Series 2007-6 2A4
0.464% 9/25/37 •	1,000,000	362,638
Discover Card Execution Note
Trust
Series 2012-A1 A1
0.81% 8/15/17	685,000	687,391
Series 2013-A6 A6
0.605% 4/15/21 •	2,000,000	2,008,516
Ford Credit Floorplan Master
Owner Trust A
Series 2014-1 A2
0.555% 2/15/19 •	750,000	750,104
FRS I
Series 2013-1A A1 144A
1.80% 4/15/43 #	209,462	208,139
Golden Credit Card Trust
Series 2012-5A A 144A
0.79% 9/15/17 #	360,000	360,516
GreatAmerica Leasing
Receivables
Series 2013-1 B 144A
1.44% 5/15/18 #	100,000	99,566
GSAMP Trust
Series 2006-FM3 A2D
0.384% 11/25/36 •	1,439,981	798,769
Series 2006-HE6 A3
0.304% 8/25/36 •	1,826,663	1,202,496
Home Equity Mortgage Loan
Asset-Backed Trust
Series 2007-A 2A3
0.394% 4/25/47 •	2,000,000	1,147,128
HSI Asset Securitization Trust
Series 2006-HE1 2A1
0.204% 10/25/36 •	45,389	23,102
MASTR Specialized Loan Trust
Series 2005-2 A2 144A
5.006% 7/25/35 #•	35,069	35,138

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Merrill Lynch Mortgage
Investors Trust
Series 2006-FF1 M2
0.444% 8/25/36 •	2,000,000	$1,793,966
Series 2007-MLN1 A2A
0.264% 3/25/37 •	1,556,684	942,835
Morgan Stanley ABS Capital I
Trust
Series 2007-HE1 A2C
0.304% 11/25/36 •	7,241,456	4,422,249
Series 2007-HE5 A2D
0.494% 3/25/37 •	4,673,406	2,479,896
New Century Home Equity
Loan Trust
Series 2005-1 M2
0.874% 3/25/35 •	1,200,355	1,045,727
RAMP Trust
Series 2006-RZ5 A2
0.334% 8/25/46 •	888,332	835,954
RASC Trust
Series 2006-EMX1 A2
0.384% 1/25/36 •	78,080	77,312
Series 2007-KS3 AI2
0.334% 4/25/37 •	1,747,620	1,715,667
Rise
Series 2014-1 A
4.75% 2/15/39 •	3,000,000	3,045,000
SLM Student Loan Trust
Series 2005-4 A2
0.319% 4/26/21 •	209,482	209,106
Series 2008-9 A
1.739% 4/25/23 •	3,553,610	3,666,302
Soundview Home Loan Trust
Series 2006-WF2 A1
0.284% 12/25/36 •	1,326,093	1,262,609
Stoney Lane Funding I
Series 2007-1A A1 144A
0.478% 4/18/22 #•	982,377	966,325
Structured Asset Investment
Loan Trust
Series 2003-BC2 M1
1.534% 4/25/33 •	249,997	218,550

(continues)	63

Schedules of Investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Trafigura Securitisation
Finance
Series 2012-1A A 144A
2.555% 10/15/15 #•	500,000	$505,703
Vanderbilt Mortgage Finance
Series 2001-A A4
7.235% 6/7/28 •	25,576	25,744

Total Non-Agency
Asset-Backed Securities
(cost $53,880,190)		55,123,698

Non-Agency Collateralized Mortgage Obligations – 2.97%

Alternative Loan Trust
Series 2004-J1 1A1
6.00% 2/25/34	2,953	3,014
Series 2004-J2 7A1
6.00% 12/25/33	5,066	5,126
Alternative Loan Trust
Resecuritization
Series 2008-2R 3A1
6.00% 8/25/37	2,235,948	1,793,248
ARM Trust
Series 2004-5 3A1
2.471% 4/25/35 •	1,738,693	1,732,493
Series 2005-10 3A31
4.901% 1/25/36 •	763,957	703,037
Series 2006-2 1A4
2.682% 5/25/36 •	1,394,007	1,198,444
Bank of America Alternative
Loan Trust
Series 2005-3 2A1
5.50% 4/25/20	39,039	40,373
Series 2005-6 7A1
5.50% 7/25/20	143,879	146,812
BanK of America Funding
Trust
Series 2006-I 1A1
2.39% 12/20/36 •	793,140	797,908
Bank of America Mortgage
Trust
Series 2003-D 2A1
2.875% 5/25/33 •	824,970	824,523
Bear Stearns ARM Trust
Series 2003-5 2A1
2.579% 8/25/33 •	133,630	136,544
Series 2005-2 A2
2.533% 3/25/35 •	253,177	256,436
Series 2005-5 A1
2.21% 8/25/35 •	2,503,301	2,542,805

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Chase Mortgage Finance Trust
Series 2005-A1 3A1
2.541% 12/25/35 •	270,547	$241,263
ChaseFlex Trust
Series 2006-1 A4
5.246% 6/25/36 •	420,000	368,078
Citicorp Residential Mortgage
Trust
Series 2006-3 A4
5.703% 11/25/36	511,194	509,859
Series 2006-3 A5
5.948% 11/25/36	900,000	863,041
Countrywide Home Loan
Mortgage Pass Through
Trust
Series 2003-21 A1 2.803%
5/25/33♦•	2,758	2,801
Series 2007-4 1A1 6.00%
5/25/37 ♦	2,564,940	2,193,560
CSMC Mortgage-Backed Trust
Series 2005-1R 2A5 144A
5.75% 12/26/35 #	3,396,778	3,033,465
Series 2007-1 5A14
6.00% 2/25/37	562,033	492,538
Series 2007-3 4A6
0.404% 4/25/37 •	816,549	670,031
Series 2007-3 4A12
6.596% 4/25/37 @•S	816,549	125,028
Series 2007-3 4A15
5.50% 4/25/37	362,574	343,293
Deutsche Mortgage Securities
Re-REMIC Trust Certificates
Series 2005-WF1 1A3
144A 5.229% 6/26/35 #•	974,932	976,666
First Horizon Mortgage Pass
Through Trust
Series 2005-AR2 2A1
2.548% 6/25/35 ♦•	272,970	253,920
GMACM Mortgage Loan Trust
Series 2006-J1 A1
5.75% 4/25/36	122,594	116,412
GSMPS Mortgage Loan Trust
Series 1998-3 A 144A
7.75% 9/19/27 #•	9,578	10,060
GSR Mortgage Loan Trust
Series 2006-AR1 3A1
2.824% 1/25/36 •	156,711	137,543
IndyMac INDA Mortgage
Loan Trust
Series 2006-AR1 A1
5.15% 8/25/36 •	339,918	334,178

64

	Principal amount°	Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

JPMorgan Mortgage Trust
Series 2006-A6 2A4L
2.574% 10/25/36 •	1,135,159	$964,576
Series 2006-A7 2A2
2.526% 1/25/37 •	218,148	192,528
Series 2007-A1 6A1
2.671% 7/25/35 •	540,893	539,169
Lehman Mortgage Trust
Series 2007-10 2A2
6.50% 1/25/38	3,446,781	2,850,340
MASTR Alternative Loan Trust
Series 2004-3 8A1
7.00% 4/25/34	4,776	4,887
Series 2004-5 6A1
7.00% 6/25/34	82,327	88,886
MASTR ARM Trust
Series 2003-6 1A2
2.825% 12/25/33 •	4,161	4,136
Series 2004-4 4A1
2.397% 5/25/34 •	163,972	161,965
Series 2005-6 7A1
5.193% 6/25/35 •	76,485	72,176
Series 2006-2 4A1
2.626% 2/25/36 •	18,758	18,248
MASTR Asset Securitization
Trust
Series 2003-9 2A7
5.50% 10/25/33	86,089	88,974
Merrill Lynch Mortgage
Investors Trust
Series 2004-A1 2A2
2.379% 2/25/34 •	11,218	11,337
Series 2005-2 1A
1.596% 10/25/35 •	209,056	204,672
Series 2005-A5 A2
2.457% 6/25/35 •	217,100	217,419
Opteum Mortgage
Acceptance Trust
Series 2006-1 2A1
5.75% 4/25/36 •	2,344,601	2,418,292
RALI Trust
Series 2004-QS2 CB
5.75% 2/25/34	54,802	57,378
RFMSI Trust
Series 2004-S9 1A23
5.50% 12/25/34	4,500,000	4,713,575
Series 2004-S9 2A1
4.75% 12/25/19	253,824	258,910
Sequoia Mortgage Trust
Series 2004-5 A3
0.911% 6/20/34 •	450,148	443,230

	Principal amount°	Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

Sequoia Mortgage Trust
Series 2007-1 4A1
2.554% 9/20/46 •	1,332,449	$1,127,810
Structured ARM Loan Trust
Series 2005-22 1A4
2.376% 12/25/35 •	1,850,278	1,367,169
Series 2006-1 7A4
5.077% 2/25/36 •	1,197,490	971,965
Structured Asset Mortgage
Investments II Trust
Series 2005-AR5 A2
0.406% 7/19/35 •	1,279,513	1,203,025
Structured Asset Securities
Trust
Series 2005-6 4A1
5.00% 5/25/35	84,059	84,890
Washington Mutual
Alternative Mortgage Pass
Through Certificates
Series 2005-1 5A2 6.00% 3/25/35 ♦	65,761	37,258
Series 2005-AR13 A1A1
0.444% 10/25/45 ♦•	5,927,430	5,448,482
Series 2005-AR16 1A3
2.359% 12/25/35 ♦•	1,063,202	1,007,042
Series 2007-HY1 3A3
4.686% 2/25/37 ♦•	590,161	546,632
Series 2007-HY7 4A1
4.73% 7/25/37 ♦•	1,173,675	1,079,328
Wells Fargo Mortgage-Backed
Securities Trust
Series 2005-18 1A1
5.50% 1/25/36	31,909	31,064
Series 2005-AR16 2A1
2.616% 2/25/34 •	292,460	297,727
Series 2006-2 3A1
5.75% 3/25/36	190,371	194,725
Series 2006-3 A11
5.50% 3/25/36	203,935	211,110
Series 2006-6 1A3
5.75% 5/25/36	131,461	128,585
Series 2006-AR5 2A1
2.615% 4/25/36 •	106,264	102,626
Series 2006-AR11 A6
2.616% 8/25/36 •	1,459,511	1,375,540
Series 2006-AR17 A1
2.612% 10/25/36 •	902,175	855,712

(continues)	65

Schedules of Investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

Wells Fargo Mortgage-Backed
Securities Trust
Series 2007-10 1A36 6.00% 7/25/37	737,731	$694,395

Total Non-Agency
Collateralized Mortgage Obligations
(cost $50,584,656)		50,928,282

Senior Secured Loans – 5.45%«

ABC Supply Tranche B 1st Lien
3.50% 4/16/20	233,825	233,752
Air Medical Group Tranche B1
5.00% 6/30/18	277,568	278,782
Akorn Tranche B
4.50% 11/13/20	1,000,000	1,014,050
Albertsons Tranche B
4.25% 3/21/16	216,365	217,880
Allegion U.S. Holding Tranche
B 3.00% 9/27/20	1,201,987	1,204,241
Applied Systems 1st Lien
4.25% 1/23/21	299,250	301,120
Applied Systems 2nd Lien
7.50% 1/23/22	85,000	86,573
ARAMARK Tranche E
3.25% 9/7/19	1,180,000	1,172,257
Ardagh Group Tranche B
4.00% 12/17/19	750,000	752,579
Ardagh Group Tranche B 1st
Lien 4.25% 12/17/19	349,125	350,943
Arysta Lifescience 1st Lien
4.50% 5/23/20	168,725	169,569
Arysta Lifescience 2nd Lien
8.25% 11/30/20	230,000	235,463
Atkore International 2nd Lien
7.75% 10/9/21	260,000	262,600
Avast Software 1st Lien
5.00% 3/20/20	515,000	514,141
Axalta Coating Systems US
Holdings 1st Lien
4.00% 2/1/20	744,375	746,369
Azure Midstream Tranche B
6.50% 11/15/18	627,063	639,212
Bally Technologies Tranche B
4.25% 11/25/20	820,875	825,744
Biomet 1st Lien
3.73% 7/25/17	297,750	298,474
BJ’s Wholesale Club 2nd Lien
8.50% 3/31/20	735,000	754,447
BJ’s Wholesale Club Tranche B
1st Lien 4.50% 9/26/19	987,224	992,220

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

BMC Software 1st Lien
5.00% 9/10/20	367,080	$367,928
Bombardier Recreational
Products Tranche B 1st Lien
4.00% 1/29/19	373,629	374,407
Bowie Recourse Tranche B 1st
Lien 6.75% 8/12/20	380,188	384,940
Burlington Coat Factory
Warehouse Tranche B2
4.25% 2/23/17	1,346,901	1,355,109
Calpine Construction Finance
Tranche B 3.00% 5/3/20	1,454,037	1,431,967
Chrysler Group Tranche B 1st
Lien
3.25% 12/31/18	2,055,000	2,048,946
3.50% 5/24/17	298,774	299,334
Citycenter Holdings Tranche B
5.00% 10/16/20	503,738	508,512
Clear Channel
Communications Tranche B
3.88% 1/29/16	2,491,285	2,464,249
Clear Channel Communi-cations Tranche D
6.98% 1/30/19	400,000	392,325
Community Health Systems
Tranche D 4.25% 1/27/21	1,524,206	1,538,967
Community Health Systems
Tranche E 3.48% 1/25/17	425,906	429,399
Crown Castles Operating
Tranche B2
3.25% 1/31/21	344,762	344,095
DaVita Tranche B
4.50% 10/20/16	1,161,000	1,163,661
DaVita Tranche B2
4.00% 11/1/19	444,375	447,628
Delta Air Lines Tranche B 1st
Lien 3.50% 4/20/17	1,139,220	1,143,187
Dollar General
1.505% 4/11/18	455,000	455,850
Drillships Financing Holding
Tranche B1
6.00% 3/31/21	4,116,300	4,207,383
Dynegy Tranche B2
4.00% 4/23/20	861,942	866,406
Emdeon 1st Lien
3.75% 11/2/18	767,282	768,800
Energy Transfer 1st Lien
3.25% 12/2/19	1,064,750	1,063,782
EP Energy Tranche B3 2nd
Lien 3.50% 5/24/18	336,667	337,350

66

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Equipower Resources Holdings Tranche B 4.25% 12/21/18	102,411	$103,157
Exgen Renewables I 1st Lien 5.25% 2/6/21	1,000,000	1,016,250
Fieldwood Energy 2nd Lien 8.375% 9/30/20	340,000	354,541
First Data Tranche B 1st Lien 4.23% 3/24/21	1,106,681	1,110,255
Flying Fortress 1st Lien 3.50% 6/30/17	100,000	99,937
Fortescue Resources 1st Lien 4.25% 6/30/19	283,575	286,101
Gardner Denver 1st Lien 4.25% 7/30/20	482,575	482,967
Generac Power Systems Tranche B 3.50% 5/31/20	169,341	169,764
Gentiva Health Services Tranche B 6.50% 10/18/19	74,813	74,189
Gentiva Health Services Tranche C 5.75% 10/18/18	117,750	116,965
Gray Television 4.75% 10/12/19	283,769	285,755
Great Wolf Resorts 1st Lien 4.50% 8/6/20	228,275	229,416
HCA Tranche B4 2.98% 5/1/18	1,999,950	2,002,450
HD Supply Tranche B 4.00% 6/28/18	463,555	465,486
Hilton Worldwide Finance Tranche B2 3.75% 10/25/20	606,711	608,531
Hostess Brands 1st Lien 6.75% 3/20/20	365,000	380,056
Houghton International 1st Lien 4.00% 12/20/19	113,563	113,917
Houghton International 2nd Lien 9.50% 12/21/20	205,000	210,381
HUB International Tranche B 1st Lien 4.75% 10/2/20	840,775	844,453
Hudson’s Bay Tranche B 1st Lien 4.75% 11/4/20	370,000	375,712
Huntsman International Tranche B 3.75% 10/15/20	970,000	974,001
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	660,268	663,672
Ikaria 5.00% 2/12/21	1,542,000	1,556,071

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Immucor Tranche B2 5.00% 8/17/18	883,724	$889,247
Ineos US Finance Tranche B 3.75% 5/4/18	974,079	970,629
Infor US Tranche B5 1st Lien 3.75% 6/3/20	535,086	534,284
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	1,231,616	1,236,228
J Crew Group Tranche B 1st Lien 4.00% 3/5/21	325,000	324,746
KIK Custom Products 1st Lien 5.50% 4/29/19	791,275	791,275
Kinetic Concepts Tranche E1 4.00% 5/4/18	179,099	179,850
La Frontera Generation Tranche B 4.50% 9/30/20	153,719	154,084
La Quinta Intermediate Holdings Tranche B 4.00% 2/24/21	345,000	345,593
Landry’s Tranche B 4.75% 4/24/18	594,221	598,752
Level 3 Financing Tranche B 4.00% 1/15/20	485,000	486,516
Lightower Fiber Networks 4.00% 4/13/20	114,162	114,234
LTS Buyer 2nd Lien 8.00% 4/1/21	627,237	639,260
MGM Resorts International 3.50% 12/20/19	1,436,812	1,436,514
Michael Stores Tranche B 1st Lien 3.75% 1/28/20	263,013	263,741
Moxie Liberty Tranche B 7.50% 8/21/20	687,000	705,893
Moxie Patriot (Panda Power Fund) Tranche B1 6.75% 12/19/20	720,000	739,350
National Vision 4.00% 3/13/21	650,000	649,594
NEP
4.25% 1/22/20	120,000	120,650
4.75% 1/22/20	750,000	754,063
NEP Broadcasting 2nd Lien 9.50% 7/22/20	628,571	645,857
NRG Energy Tranche B 2.75% 7/1/18	982,550	975,611
Nuveen Investments 1st Lien 4.23% 5/13/17	455,000	456,920
Nuveen Investments 2nd Lien 6.50% 2/28/19	2,911,000	2,924,463

(continues)	67

Schedules of Investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19	341,275	$341,169
Otter Products Tranche B 5.25% 5/17/19	1,042,215	1,043,083
Panda Temple Power II Tranche B 1st Lien 7.25% 4/3/19	620,000	640,150
Patheon 4.25% 3/11/21	1,810,000	1,803,589
Peabody Energy Tranche B 4.25% 9/24/20	477,600	479,922
Pharmaceutical Product Development 4.25% 12/5/18	320,938	322,275
Pinnacle Entertainment Tranche B2 3.75% 8/13/20	143,913	144,520
Ply Gem Industries 1st Lien 4.00% 1/30/21	390,000	390,975
Polymer Group Tranche B 5.25% 12/19/19	633,412	638,955
PVH Tranche B 3.25% 2/13/20	525,595	527,359
Quickrete 2nd Lien 7.00% 3/30/21	365,000	375,035
Ranpak 2nd Lien 8.50% 4/10/20	330,000	339,900
Regent Seven Seas Cruises Tranche B 1st Lien 3.75% 12/21/18	259,350	259,998
Remy International Tranche B 1st Lien 4.25% 3/5/20	85,017	85,230
Reynolds Group 1st Lien 4.00% 12/1/18	529,650	532,257
Rite Aid 2nd Lien 5.75% 8/21/20	555,000	569,014
Salix Pharmaceuticals Tranche B 4.25% 1/2/20	641,875	648,495
Samson Investment 2nd Lien 5.00% 9/25/18	1,134,000	1,145,765
Santander Asset Management Tranche B 4.25% 11/26/20	239,400	239,999
SBA Communications Tranche B 1st Lien 3.25% 3/31/21	1,439,000	1,436,302
Scientific Games International 4.25% 10/18/20	1,615,950	1,620,158
Sensus 4.75% 5/9/17	392,980	394,290
Sensus 2nd Lien 8.50% 5/9/18	295,000	297,028
Smart & Final Tranche B 1st Lien 4.50% 11/15/19	1,213,573	1,217,113

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Sprouts Farmers Markets Holdings 4.00% 4/23/20	1,167,215	$1,169,040
Stena 1st Lien 4.00% 3/3/21	185,000	184,884
SunGard Availability Services Capital Tranche B 1st Lien 6.00% 3/31/19	1,045,000	1,049,246
Supervalu 1st Lien 4.50% 3/21/19	471,600	472,963
Surgical Care Affiliates Tranche B 5.50% 6/30/18	84,575	84,945
Taminco Global Chemical Tranche B 3.25% 2/15/19	317,396	317,792
TLFC Delos Finance Tranche B 3.50% 3/6/21	400,000	400,786
TransDigm Tranche C 3.75% 2/28/20	610,814	611,960
Truven Health Analytics Tranche B 4.50% 6/6/19	540,589	536,534
United Airlines Tranche B 1st Lien 4.00% 4/1/19	253,088	253,847
Univision Communications 1st Lien 4.00% 3/1/20	936,211	936,699
Univision Communications Tranche C4 4.00% 3/1/20	1,261,613	1,262,796
US Airways Tranche B1 3.50% 5/23/19	285,000	285,089
US Airways Tranche B2 3.00% 11/23/16	89,000	89,256
USI Insurance Services Tranche B 1st Lien 4.25% 12/30/19	562,896	565,711
Valeant Pharmaceuticals International Tranche BE 3.75% 8/5/20	901,179	906,575
Vantage Drilling Tranche B 1st Lien 5.00% 10/25/17	283,500	284,209
5.75% 3/28/19	2,244,332	2,265,840
Visant 5.25% 12/22/16	131,610	130,842
Wide Open West Finance 4.75% 4/1/19	1,059,300	1,063,462
Zayo Group Tranche B 1st Lien 4.00% 7/2/19	526,958	528,001
Ziggo Tranche B 2nd Lien 3.50% 1/15/22	377,702	374,663
Ziggo Tranche B 3rd Lien 3.50% 1/15/22	621,185	616,186
Ziggo Tranche B1 1st Lien 3.50% 1/15/22	586,113	581,396

Total Senior Secured Loans (cost $92,927,906)		93,371,325

68

	Principal amount°		Value (U.S. $)

Sovereign Bonds – 7.80%Δ

Armenia – 0.03%
Republic of Armenia 144A 6.00% 9/30/20 #		556,000	$578,240

			578,240

Australia – 4.04%
Australia Government Bond 5.25% 3/15/19	AUD	69,000,000	69,236,934

			69,236,934

Azerbaijan – 0.04%
Republic of Azerbaijan International Bond 144A 4.75% 3/18/24 #		592,000	597,328

			597,328

Brazil – 2.06%
Banco Nacional de Desenvolvimento Economico e Social 144A 6.369% 6/16/18 #		1,500,000	1,683,750
144A 6.50% 6/10/19 #		2,500,000	2,837,500
Brazil Letras do Tesouro Nacional 1.767% 1/1/17 ^	BRL	29,800,000	9,509,323
Brazil Notas do Tesouro Nacional Series F
10.00% 1/1/17	BRL	18,523,000	7,747,281
10.00% 1/1/21	BRL	31,104,000	12,190,101
10.00% 1/1/23	BRL	304,000	116,099
Republic of Brazil
2.875% 4/1/21	EUR	701,000	962,353
4.25% 1/7/25		293,000	283,844

			35,330,251

Finland – 0.02%
Finland Government Bond 2.25% 3/6/18	NOK	2,000,000	331,320

			331,320

Gabon – 0.05%
Gabonese Republic 144A 6.375% 12/12/24 #		835,000	887,187

			887,187

Germany – 0.03%
Deutschland Republic 1.50% 2/15/23	EUR	383,500	533,235

			533,235

	Principal amount°		Value (U.S. $)

Sovereign BondsΔ (continued)

Hungary – 0.04%
Hungary Government International Bond 4.00% 3/25/19		648,000	$645,084

			645,084

Iceland – 0.04%
Republic of Iceland 144A 5.875% 5/11/22 #		645,000	700,153

			700,153

Indonesia – 0.13%
Perusahaan Penerbit Indonesia 144A 6.125% 3/15/19 #		760,000	834,100
Republic of Indonesia 144A 3.375% 4/15/23 #		929,000	833,777
144A 5.875% 1/15/24 #		576,000	619,920

			2,287,797

Ivory Coast – 0.02%
Ivory Coast Government International Bond 5.75% 12/31/32		435,000	411,075

			411,075

Mexico – 0.11%
Mexican Bonos 6.50% 6/10/21	MXN	465,000	37,324
6.50% 6/9/22	MXN	9,116,000	721,321
Mexico Cetes 3.48% 6/12/14 ^	MXN	150,289,500	1,143,434

			1,902,079

Netherlands – 0.02% Republic of Angola Via Northern Lights 7.00% 8/16/19		285,000	312,787

			312,787

Norway – 0.03%
Norway Government Bond 4.25% 5/19/17	NOK	886,000	159,353
5.00% 5/15/15	NOK	2,020,000	350,649

			510,002

Panama – 0.05%
Panama Government International Bond 8.875% 9/30/27		577,000	802,030

			802,030

(continues)	69

Schedules of Investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Sovereign BondsΔ (continued)

Paraguay – 0.03%
Republic of Paraguay
144A 4.625%
1/25/23 #		430,000	$430,000

			430,000

Poland – 0.03%
Poland Government Bond
4.00% 10/25/23	PLN	471,000	153,077
5.75% 10/25/21	PLN	1,069,000	392,057

			545,134

Qatar – 0.35%
Qatar Government International Bond 4.00% 1/20/15		5,800,000	5,959,500

			5,959,500

Republic of Korea – 0.16%
Korea Treasury Inflation-Linked Bond 1.125% 6/10/23	KRW	1,071,574,139	961,931
Republic of Korea 5.75% 4/16/14 7.125% 4/16/19		900,000 700,000	901,440 861,000

			2,724,371

Romania – 0.03%
Romanian Government
International Bond 144A 4.875% 1/22/24 #		566,000	574,490

			574,490

Slovenia – 0.24%
Slovenia Government International Bond 144A 4.125% 2/18/19 #		376,000	389,724
144A 4.70% 11/1/16 #	EUR	2,100,000	3,146,662
144A 5.25% 2/18/24 #		544,000	565,662

			4,102,048

Spain – 0.10%
Autonomous Community of Catalonia 4.95% 2/11/20	EUR	1,100,000	1,645,786

			1,645,786

Sri Lanka – 0.03%
Sri Lanka Government International Bond 144A 6.00% 1/14/19 #		533,000	558,984

			558,984

	Principal amount°		Value (U.S. $)

Sovereign BondsΔ (continued)

Sweden – 0.03%
Sweden Government Bond
1.50% 11/13/23	SEK	1,050,000	$153,497
4.25% 3/12/19	SEK	1,250,000	219,141
5.00% 12/1/20	SEK	990,000	184,338

			556,976

Turkey – 0.03%
Hazine Mustesarligi Varlik Kiralama 144A 4.557% 10/10/18 #		510,000	520,965

			520,965

Ukraine – 0.03%
Ukraine Government International Bond 144A 6.25% 6/17/16 #		473,000	451,715

			451,715

United Kingdom – 0.03%
United Kingdom Gilt
1.00% 9/7/17	GBP	63,680	104,877
1.25% 7/22/18	GBP	192,133	314,515
1.75% 9/7/22	GBP	100,000	156,152

			575,544

Total Sovereign Bonds
(cost $133,240,414)			133,711,015

Supranational Banks – 0.06%

African Export-Import Bank 5.75% 7/27/16		235,000	250,822
Eurasian Development Bank 144A 5.00% 9/26/20 #		515,000	513,764
International Bank for Reconstruction & Development 2.865% 9/24/18 —	AUD	310,000	287,641

Total Supranational Banks
(cost $1,060,266)			1,052,227

U.S. Treasury Obligations – 15.87%

U.S. Treasury Bill
2.375% 8/31/14		3,985,000	4,022,826
U.S. Treasury Bonds
3.625% 2/15/44		7,635,000	7,724,475
3.75% 11/15/43		12,175,000	12,606,835
U.S. Treasury Inflation Indexed
Bonds
0.625% 2/15/43		2,889,473	2,424,900
1.75% 1/15/28		9,401,435	10,431,184

70

	Principal amount	Value (U.S. $)

U.S. Treasury Obligations (continued)

U.S. Treasury Inflation Indexed
Bonds
2.00% 1/15/26	1,649,970	$1,881,352
2.375% 1/15/25	1,712,511	2,019,023
2.375% 1/15/27	4,256,943	5,060,109
2.50% 1/15/29	4,281,735	5,206,324
3.875% 4/15/29	270,352	382,168
U.S. Treasury Notes
0.75% 1/15/17 ¥	53,500,000	53,424,779
1.50% 2/28/19	17,800,000	17,623,388
2.00% 9/30/20	7,300,000	7,214,451
2.00% 2/28/21	22,400,000	21,977,379
2.125% 1/31/21	13,400,000	13,270,181
2.375% 12/31/20	11,600,000	11,691,988
2.75% 11/15/23 ¥	48,900,000	49,125,380
2.75% 2/15/24 ¥	45,920,000	46,024,055

Total U.S. Treasury Obligations
(cost $275,850,290)		272,110,797

	Number of shares

Common Stock – 0.00%

Century Communications =†	1,975,000	0

Total Common Stock
(cost $59,791)		0

Convertible Preferred Stock – 0.31%

ArcelorMittal 6.00%
exercise price $20.61, expiration date 12/21/15	8,925	216,013
Bank of America 7.25%
exercise price $50.00, expiration date 12/31/49	173	198,453
Chesapeake Energy 144A
5.75% exercise price $27.83, expiration date 12/31/49 #	276	309,293
Dominion Resources
6.00% exercise price $65.27, expiration date 7/1/16	2,252	130,098
6.125% exercise price $65.27, expiration date 4/1/16	2,252	129,490
Goodyear Tire & Rubber
5.875% exercise price $18.13, expiration date 4/1/14	9,500	696,255

	Number of shares	Value (U.S. $)

Convertible Preferred Stock (continued)

Halcon Resources 5.75%
exercise price $6.16, expiration date 12/31/49	380	$285,000
HealthSouth 6.50%
exercise price $30.17, expiration date 12/31/49	442	576,368
Huntington Bancshares 8.50%
exercise price $11.95, expiration date 12/31/49	337	434,733
Intelsat 5.75%
exercise price $22.05, expiration date 5/1/16	11,444	613,971
MetLife 5.00%
exercise price $44.27, expiration date 10/8/14	22,425	690,690
SandRidge Energy 8.50%
exercise price $8.01, expiration date 12/31/49	5,929	623,657
Wells Fargo 7.50%
exercise price $156.71, expiration date 12/31/49	321	376,533

Total Convertible Preferred Stock (cost $5,089,083)		5,280,554

Preferred Stock – 0.44%

Alabama Power 5.625%	21,075	510,858
Ally Financial 144A 7.00% #	5,600	5,559,050
Integrys Energy Group 6.00% —	35,650	898,737
National Retail Properties 5.70%	9,340	195,580
Public Storage 5.20%	18,720	393,494

Total Preferred Stock
(cost $7,518,647)		7,557,719

	Number of contracts

Options Purchased – 0.00%

Currency Call Option – 0.00%
CAD vs USD strike price CAD 1.14, expiration date 5/9/14	1,390,499	1,699

		1,699

(continues)	71

Schedules of Investments

Optimum Fixed Income Fund

	Number of contracts	Value (U.S. $)

Options Purchased (continued)

Futures Call Option – 0.00%
Euro vs USD Future exercise price $99.75, expiration date 12/15/14	34	$1,913

		1,913

Total Options Purchased
(premium paid $6,535)		3,612

	Principal amount°

Securities Sold Short – (2.39%)

Fannie Mae S.F. 30 yr
TBA 4.50% 4/1/44	(21,000,000)	(22,401,095)
Fannie Mae S.F. 30 yr
TBA 5.00% 4/1/44	(17,000,000)	(18,533,985)

Total Securities Sold Short
(proceeds $40,940,352)		(40,935,080)

Short-Term Investments – 6.44%

Discount Notes – 0.91%≠
Federal Home Loan Bank
0.05% 4/23/14	15,248,347	15,248,164
0.08% 5/16/14	300,000	299,993

		15,548,157

Repurchase Agreements – 1.23%
Bank of America Merrill Lynch 0.02%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price $12,655,949 (collateralized by U.S. government obligations 0.00% - 1.00% 2/28/17 - 11/15/27; market value $12,909,064)	12,655,942	12,655,942
Bank of Montreal 0.04%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price $4,218,652 (collateralized by U.S. government obligations 1.25% - 2.125% 10/31/18 - 1/31/21; market value $4,303,021)	4,218,647	4,218,647

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.05%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price $4,287,417 (collateralized by U.S. government obligations 0.50% 6/15/16; market value $4,373,163)	4,287,411	$4,287,411

		21,162,000

U.S. Treasury Obligations – 4.30%≠
U.S. Treasury Bills
0.033% 4/17/14	26,027,729	26,027,469
0.049% 4/10/14	7,900,000	7,899,968
0.05% 4/3/14	100,000	100,000
0.057% 4/24/14	29,948,163	29,947,654
0.08% 8/21/14	100,000	99,979
0.093% 11/13/14	9,663,907	9,660,119

		73,735,189

Total Short-Term Investments
(cost $110,442,447)		110,445,346

Total Value of Securities – 103.69%
(cost $1,751,448,093)		$1,777,503,394

	Number of contracts

Options Written – (0.02%)

Call Swaptions – (0.01%)
10 yr IRS pay a fixed rate of 2.75% and receive a floating rate based on 6-month LIBOR, expiration date 5/29/14 (CITI)	(45,700,000)	(169,776)

		(169,776)

Futures Call Option – 0.00%
U.S. Treasury 10 yr future, strike price $126, expiration date 5/24/14 (HSBC)	(37)	(5,781)

		(5,781)

72

		Number of contracts	Value (U.S. $)

Options Written (continued)

Futures Put Option – 0.00%
U.S. Treasury 10 yr future, strike price $121, expiration date 5/24/14 (RBS)		(37)	$(7,516)

			(7,516)

Put Swaptions – (0.01%)
10 yr IRS pay a fixed rate of 3.30% and receive a floating rate based on 6-month LIBOR, expiration date 5/29/14 (CITI)		(45,700,000)	(64,666)

			(64,666)

Call Swaptions – 0.00%
EU20 5 yr ITRAXX pay a fixed rate of 0.65% and receive a floating rate based on a 6-month LIBOR, expiration date 4/16/14 (CITI)	EUR	(4,400,000)	(3,285)

			(3,285)

Futures Put Option – 0.00%
Euro vs USD Future exercise price $99, expiration date 12/15/14		(34)	(850)

			(850)

Put Swaptions – 0.00%
EU20 5 yr ITRAXX pay a fixed rate of 0.90% and receive a floating rate based on a 6-month LIBOR, expiration date 6/18/14 (JPMC)	EUR	(10,100,000)	(12,662)

			(12,662)

Total Options Written (premium received $651,321)			$(264,536)

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31,
2014, the aggregate value of Rule 144A securities was $237,143, 231, which represents 13.83% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
@	Illiquid security. At March 31, 2014, the aggregate value of illiquid securities was $15,526,210, which represents 0.91% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

T	100% of the income received was in the form of additional cash.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31,2014, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non income producing security.
—	Variable rate security. The rate shown is the rate as of March 31,2014. Interest rates reset periodically.
¥	Fully or partially pledged as collateral for futures contracts.
Δ	Securities have been classified by country of origin.
S	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at March 31, 2014.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at March 31,2014.

(continues)	73

Schedules of Investments

Optimum Fixed Income Fund

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at March 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	EUR	(286,502)	USD	398,794	4/25/14	$4,114
BAML	GBP	693,906	USD	(1,151,494)	4/25/14	5,172
BAML	NOK	(982,437)	USD	165,041	4/25/14	1,120
BAML	NZD	(1,231,681)	USD	1,052,040	4/24/14	(14,756)
BCLY	MXN	(4,296,926)	USD	324,445	4/25/14	(4,048)
BNP	AUD	(1,533,719)	USD	1,388,409	4/24/14	(31,475)
CITI	AUD	(77,893,000)	USD	70,078,496	4/2/14	(2,141,771)
CITI	AUD	(57,000)	USD	52,514	5/2/14	(226)
CITI	BRL	(20,815,958)	USD	8,748,039	6/3/14	(280,866)
CITI	CNY	(55,270,000)	USD	8,633,240	9/8/15	(227,824)
CITI	EUR	(12,289,000)	USD	17,024,071	4/2/14	94,200
CITI	GBP	(236,000)	USD	392,615	6/12/14	(626)
CITI	JPY	(29,700,000)	USD	292,081	5/13/14	4,252
DB	NOK	(331,246)	USD	55,736	4/25/14	467
GSC	GBP	(408,020)	USD	679,692	4/25/14	(433)
HSBC	CAD	417,090	USD	(376,469)	4/25/14	651
JPMC	AUD	77,915,000	USD	(71,869,497)	4/2/14	371,168
JPMC	AUD	(738,318)	USD	669,108	4/24/14	(14,411)
JPMC	AUD	(77,915,000)	USD	71,721,692	5/2/14	(370,550)
JPMC	BRL	(41,769,174)	USD	17,562,249	5/5/14	(698,497)
JPMC	EUR	12,289,000	USD	(16,894,893)	4/2/14	34,978
JPMC	EUR	(12,289,000)	USD	16,893,787	5/2/14	(35,065)
JPMC	GBP	(816,288)	USD	1,348,296	4/25/14	(12,369)
JPMC	KRW	(861,526,650)	USD	805,316	4/25/14	(2,694)
JPMC	MXN	(15,847,256)	USD	1,207,594	6/12/14	664
JPMC	PLN	(907,679)	USD	299,080	4/25/14	(611)
JPMC	SEK	(2,157,601)	USD	339,315	4/25/14	6,084
MSC	CNY	55,270,000	USD	(8,600,000)	9/8/15	261,064
MSC	IDR	3,576,639,300	USD	(312,780)	4/25/14	1,489
MSC	TRY	5,177	USD	(2,339)	4/25/14	61
TD	CAD	(1,150,249)	USD	1,029,070	4/25/14	(10,951)
TD	EUR	(1,390,499)	USD	1,917,124	4/25/14	1,602
TD	JPY	(4,823,046)	USD	49,211	4/25/14	2,474
UBS	CAD	(946,459)	USD	853,891	4/25/14	(1,868)

						$(3,059,481)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
	Australian
(458)	10 yr Bond	$(40,667,898)	$(40,733,025)	6/18/14	$(65,127)
	Australian
1,321	3 yr Bond	119,084,315	118,760,157	6/18/14	(324,158)
	Canadian
(1)	10 yr Bond	(126,443)	(117,546)	6/20/14	8,897
	E-mini
(66)	S&P 500 Index	(6,114,674)	(6,153,180)	6/23/14	(38,506)
	U.S. Treasury
689	10 yr Note	85,636,769	85,091,500	7/1/14	(545,269)
	U.S. Treasury
(171)	5 yr Note	(20,318,839)	(20,340,984)	7/1/14	(22,145)
	U.S. Treasury
19	Long Bond	2,560,042	2,531,156	6/19/14	(28,886)

		$140,053,272			$(1,015,194)

Swap Contracts

CDS Contracts2

Counterparty	Swap Referenced Obligation	Notional Value[3]		Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection
	Purchased:
	Credit
	Agricole
	London
	Senior
CITI	5 yr CDS	EUR	2,600,000	1.00%	12/20/16	$(197,720)
	ITRAXX
	Europe
	Crossover
	17.1
CITI	5 yr CDS	EUR	9,114,000	5.00%	6/20/17	(1,961,094)
ICE	CDX.NA.HY.21		4,375,000	5.00%	12/20/18	(24,698)

						$(2,183,512)

74

Counterparty	Swap Referenced Obligation	Notional Value[3]		Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Sold/Moody’s Rating: Finmeccanica Finance/Ba
CITI	5 yr CDS Republic of Brazil/Baa	EUR	300,000	5.00%	3/20/19	$9,017
CITI	5 yr CDS Republic of Italy/Baa		2,000,000	1.00%	3/20/17	10,392
CITI	5 yr CDS Prudential Financial/Baa	EUR	1,000,000	1.00%	6/20/17	126,653
JPMC	5 yr CDS People’s Republic of China/Aa		700,000	1.00%	3/20/19	1,450
MSC	5 yr CDS		2,700,000	1.00%	9/20/16	46,749

						$194,261

Swap Contracts

Interest Rate Swap Contracts4

Coun -ter- party	Swap Referenced Obligations	Notional Value[3]		Fixed Interest Rate Received (Paid)	Variable Interest Rate Received (Paid)	Termi - nation Date	Unrealized Appreciation (Depre -ciation)
	6-Month
CITI	BBA-LIBOR 6-Month	JPY	1,490,000,000	1.00%	0.190%	9/18/23	$(315,938)
CITI	LIBOR 10 yr 6-Month LIBOR		20,800,000	2.75%	0.241%	10/22/23	67,775
CITI	EURIBOR	EUR	33,500,000	2.93%	0.342%	8/8/23	(923,506)
CME	10 yr IRS		8,680,000	2.84%	0.236%	2/26/24	(3,012)
CME	5 yr IRS		6,900,000	1.65%	0.236%	2/26/19	42,960
CME	7 yr IRS Brazil CETIP Interbank		2,240,000	0.27%	0.236%	2/26/21	10,727
JPMC	Deposit Brazil CETIP Interbank	BRL	7,800,000	9.01%	0.000%	1/2/17	(351,708)
MSC	Deposit	BRL	21,700,000	8.22%	0.000%	1/2/17	(1,079,078)

							$(2,551,780)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional value shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.

4An interest rate swap agreement is an exchange of interest rates between counterparties. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.

Summary of abbreviations:

AMT – Subject to Alternative Minimum Tax

ARM – Adjustable Rate Mortgage

AUD – Australian Dollar

BAML – Bank of America Merrill Lynch

BCLY – Barclays Bank

BNP – Banque Paribas

BRL – Brazilian Real

CAD – Canadian Dollar

CDS – Credit Default Swap

CDX .NA.HY – Credit Default Swap Index North America High Yield

CITI – Citigroup Global Markets

CLO – Collateralized Loan Obligation

CME – Chicago Mercantile Exchange Inc.

CNY – China Renminbi

DB – Deutsche Bank

EUR – European Monetary Unit

EURIBOR – Euro Interbank Offer Rate

GBP – British Pound Sterling

GNMA – Government National Mortgage Association

GSC – Goldman Sachs Capital

GSMPS – Goldman Sachs Reperforming Mortgage Securities

HSBC – Hong Kong Shanghai Bank

ICE – Intercontinental Exchange, Inc.

IDR – Indonesian Rupiah

IRS – Interest Rate Swaption

JPMC – JPMorgan Chase Bank

JPY – Japanese Yen

KRW – South Korean Won

MASTR – Mortgage Asset Securitization Transactions, Inc.

(continues)	75

Schedules of Investments

Optimum Fixed Income Fund

Summary of abbreviations: (continued)

MSC – Morgan Stanley Capital

MXN – Mexican Peso

NCUA – National Credit Union Administration

NOK – Norwegian Krone

NZD – New Zealand Dollar

PIK – Pay-in-kind

PLN – Polish Zloty

RBS – Royal Bank of Scotland

REMIC – Real Estate Mortgage Investment Conduit

SEK – Swedish Krona

S.F. – Single Family

TBA – To be announced

TD – Toronto Dominion Bank

TRY – Turkish Lira

UBS – Union Bank of Switzerland

USD – United States Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

76

Optimum International Fund

March 31, 2014

	Number of shares	Value (U.S. $)

Common Stock – 98.54%Δ

Australia – 0.77%
BHP Billiton ADR *	72,821	$4,935,079

		4,935,079

Austria – 2.84%
Conwert Immobilien Invest *	203,543	2,694,750
Erste Group Bank	249,674	8,541,225
Schoeller-Bleckmann Oilfield Equipment *	58,949	6,895,166

		18,131,141

Belgium – 0.93%
Ageas VVPR Strip =†	2,424	0
Anheuser-Busch InBev	56,678	5,969,062

		5,969,062

Bermuda – 1.11%
Everest Re Group	46,545	7,123,712

		7,123,712

Brazil – 1.13%
Banco Bradesco ADR	290,021	3,964,587
Banco do Brasil	322,800	3,231,561

		7,196,148

Canada – 1.88%
Gildan Activewear	39,300	1,980,733
MEG Energy †	106,500	3,599,620
Rogers Communications
Class B	64,563	2,675,491
Tourmaline Oil †	79,140	3,741,671

		11,997,515

China/Hong Kong – 6.97%
AIA Group	770,000	3,662,259
Anhui Conch Cement *	2,092,500	9,000,556
ASM Pacific Technology	19,700	191,374
Baidu ADR †	11,500	1,752,370
China Cinda Asset
Management *†	3,631,000	2,067,107
China Oilfield Services	2,412,000	5,687,031
China Shipping Container Lines †	9,148,000	2,083,134
Ctrip.com International ADR †	36,100	1,820,162
Daphne International Holdings *	1,708,700	696,801
Industrial & Commercial Bank of China	3,605,000	2,222,425
Mindray Medical International ADR *	114,862	3,716,934
Orient Overseas International	926,000	4,262,788
Ping An Insurance Group of China	347,500	2,888,046

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

China/Hong Kong (continued)
Weichai Power	1,172,000	$4,449,942

		44,500,929

Colombia – 0.58%
BanColombia ADR	65,314	3,688,935

		3,688,935

Cyprus – 0.03%
Eurasia Drilling GDR	7,044	180,538

		180,538

Czech Republic – 0.50%
Komercni Banka	13,323	3,183,570

		3,183,570

Denmark – 1.46%
Chr. Hansen Holding	78,881	3,130,698
ISS †	52,034	1,747,525
Novo Nordisk Class B	97,400	4,434,966

		9,313,189

Finland – 0.66%
Nokia †	325,260	2,393,073
Sanitec †	157,950	1,821,248

		4,214,321

France – 5.97%
BNP Paribas *	40,585	3,129,070
Criteo ADR *†	44,800	1,816,640
GDF Suez VVPR Strip =†	8,820	0
Publicis Groupe	44,800	4,044,593
Rexel	134,625	3,532,202
Safran	27,300	1,891,333
Schneider Electric	30,000	2,658,790
Societe Generale	159,388	9,811,220
Sodexo *	39,006	4,088,274
Vivendi *	256,510	7,139,405

		38,111,527

Germany – 4.91%
Aixtron *†	144,941	2,374,992
Bayer	43,200	5,850,306
Commerzbank *†	90,518	1,664,999
Daimler	65,500	6,196,229
DMG MORI SEIKI *	43,968	1,350,085
KUKA *	36,687	1,797,661
OSRAM Licht *†	81,676	5,296,013
ProSiebenSat.1 Media *	79,900	3,664,950
Telefonica Deutschland Holding	210,800	1,682,322
Wirecard *	34,900	1,449,108

		31,326,665

(continues)	77

Schedules of Investments

Optimum International Fund

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Greece – 0.42%
Alpha Bank †	2,712,891	$2,662,048

		2,662,048

India – 2.05%
ICICI Bank ADR	152,038	6,659,264
Tata Motors ADR	49,700	1,759,877
Yes Bank	671,322	4,647,394

		13,066,535

Indonesia – 1.04%
Global Mediacom	4,789,500	997,044
Indofood Sukses Makmur	4,370,500	2,827,869
Matahari Department Store †	2,314,400	2,845,214

		6,670,127

Ireland – 5.88%
Bank of Ireland †	5,414,000	2,305,557
CRH	177,300	4,964,612
Dalata Hotel Group †	403,553	1,578,912
Green REIT *†	1,694,900	2,801,975
ICON †	172,668	8,210,363
Kingspan Group	104,386	1,974,475
Ryanair Holdings ADR †	80,400	4,728,324
Shire	221,307	10,956,197

		37,520,415

Isle of Man – 0.11%
Playtech	61,570	695,112

		695,112

Italy – 1.68%
Banca Generali	83,100	2,743,967
Intesa Sanpaolo	1,163,400	3,947,644
Moncler †	100,200	1,713,083
UniCredit	255,100	2,331,879

		10,736,573

Japan – 10.25%
Calbee	2,200	51,776
Denso	182,100	8,733,270
Hitachi	651,000	4,818,974
Kenedix Office Investment	499	2,474,667
Makita	31,300	1,723,262
Mitsui OSK Lines	446,000	1,734,894
Nabtesco	204,100	4,711,257
Nippon Steel & Sumitomo
Metal	1,458,000	3,978,748
Secom	101,400	5,829,281
Shinsei Bank *	1,814,000	3,561,481
SMC	19,300	5,090,294

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Japan (continued)
Softbank	111,200	$8,403,597
Sumitomo Mitsui Financial Group	142,100	6,091,259
Tokyo Tatemono	384,000	3,290,409
Yahoo Japan	467,400	2,289,874
Yaskawa Electric	191,500	2,645,832

		65,428,875

Mexico – 0.54%
Cemex ADR †	273,700	3,456,831

		3,456,831

Netherlands – 4.44%
Aalberts Industries *	110,836	3,860,506
Core Laboratories	65,126	12,923,603
ING Groep CVA †	213,200	3,032,064
Randstad Holding *	86,328	5,052,664
Royal Dutch Shell Class A	95,961	3,506,293

		28,375,130

New Zealand – 0.50%
Xero Private Placement =†	104,850	3,222,555

		3,222,555

Nigeria – 0.39%
Lekoil †	2,816,700	2,477,141

		2,477,141

Norway – 4.11%
DNB	446,315	7,755,594
Norsk Hydro	647,637	3,224,710
Statoil	170,000	4,796,663
Statoil ADR *	207,584	5,858,020
Subsea 7	246,776	4,587,175

		26,222,162

Republic of Korea – 2.69%
Hyundai Development Co-Engineering & Construction	32,700	924,451
Hyundai Mobis	18,667	5,536,135
NAVER	4,500	3,286,629
POSCO	13,641	3,806,824
Samsung Electronics	2,894	3,656,971

		17,211,010

Singapore – 0.31%
United Industrial	780,700	1,956,684

		1,956,684

South Africa – 0.47%
Naspers	27,600	3,041,558

		3,041,558

78

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Spain – 3.08%
Amadeus IT Holding	187,489	$7,791,127
Bankinter	325,500	2,620,805
NH Hoteles †	818,870	5,826,926
Sacyr †	513,708	3,416,591

		19,655,449

Sweden – 3.00%
Getinge Class B *	230,189	6,499,056
Nordea Bank	126,900	1,800,168
Seamless Distribution *†	148,744	732,947
Skanska Class B	121,835	2,872,086
Svenska Cellulosa Class B	245,784	7,238,677

		19,142,934

Switzerland – 9.14%
Actelion †	42,592	4,036,604
Adecco †	52,700	4,386,271
Credit Suisse Group ADR †	134,741	4,362,914
Novartis	137,400	11,667,009
Novartis ADR	78,406	6,666,078
Roche Holding	65,418	19,676,477
Transocean *	97,595	4,034,577
UBS †	170,949	3,537,709

		58,367,639

Taiwan – 1.62%
Advanced Semiconductor
Engineering	5,738,000	6,367,841
Epistar †	1,253,000	3,018,101
Hermes Microvision GDR 144A #†	24,089	964,524

		10,350,466

Thailand – 0.35%
PTT Global Chemical -
Foreign	1,005,900	2,241,365

		2,241,365

Turkey – 1.40%
Akbank	1,171,481	3,722,995
Turkiye Garanti Bankasi	985,178	3,367,177
Turkiye Halk Bankasi	297,055	1,839,758

		8,929,930

United Kingdom – 12.91%
AO World †	383,600	2,008,149
APR Energy *	299,827	4,026,466
ARM Holdings ADR	246,900	12,584,493
AstraZeneca	91,700	5,944,816
Babcock International Group	188,200	4,226,436
Crest Nicholson Holdings	743,889	4,877,753
Diageo	225,748	7,011,741

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

United Kingdom (continued)
DS Smith	651,483	$3,530,961
esure Group *	419,527	1,963,838
Foxtons Group †	810,129	4,866,353
Halma	295,326	2,838,792
Hargreaves Lansdown	74,269	1,806,747
HSBC Holdings	318,223	3,222,238
Kennedy Wilson Europe Real Estate †	152,711	2,647,838
Monitise †	1,372,800	1,626,913
Ocado Group †	131,400	1,009,452
Perform Group †	521,094	2,128,481
Poundland Group †	118,000	747,572
Rio Tinto	46,200	2,576,548
Rio Tinto ADR *	105,102	5,867,845
Travis Perkins	110,500	3,479,503
Ultra Electronics Holdings	38,503	1,149,670
Vodafone Group	619,846	2,279,442

		82,422,047

United States – 2.42%
Carnival	128,367	4,859,975
Euronet Worldwide †	46,437	1,931,315
Platform Specialty Products †	24,150	460,058
Project White =†	83,072	1,800,469
Samsonite International	1,200,600	3,719,746
Schlumberger	12,900	1,257,750
Verizon Communications	29,887	1,421,422

		15,450,735

Total Common Stock
(cost $575,559,092)		629,175,652

Exchange-Traded Fund – 0.41%

iShares MSCI United Kingdom	127,647	2,628,252

Total Exchange-Traded Fund
(cost $2,472,014)		2,628,252

	Principal amount°

Short-Term Investments – 2.31%

Discount Note – 0.20%≠
Federal Home Loan Bank 0.05% 4/23/14	1,303,931	1,303,915

		1,303,915

(continues)	79

Schedules of Investments

Optimum International Fund

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements – 1.32%
Bank of America Merrill Lynch
0.02%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price $5,030,204 (collateralized by U.S. government obligations 0.00% - 1.00% 2/28/17 - 11/15/27; market value $5,130,807)	5,030,201	$5,030,201
Bank of Montreal
0.04%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price $1,676,736 (collateralized by U.S. government obligations 1.25% - 2.125% 10/31/18 - 1/31/21; market value $1,710,269)	1,676,734	1,676,734
BNP Paribas
0.05%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price $1,704,067 (collateralized by U.S. government obligation 0.50% 6/15/16; market value $1,738,147)	1,704,065	1,704,065

		8,411,000

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

U.S. Treasury Obligations – 0.79%≠
U.S. Treasury Bills
0.02% 4/17/14	1,097,291	$1,097,280
0.058% 4/24/14	3,023,164	3,023,112
0.925% 11/13/14	888,442	888,094

		5,008,486

Total Short-Term Investments
(cost $14,723,151)		14,723,401

Total Value of Securities Before Securities Lending Collateral – 101.26%
(cost $592,754,257)		646,527,305

	Number of shares

Securities Lending Collateral* * – 6.25%

Investment Company Delaware Investments Collateral Fund No.1	39,911,166	39,911,166

Total Securities Lending Collateral
(cost $39,911,166)		39,911,166

Total Value of
Securities – 107.51%■
(cost $632,665,423)		$686,438,471

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2014, the aggregate value of Rule 144A securities was $964,524, which represents 0.15% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
*	Fully or partially on loan.
**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2014, the aggregate value of fair valued securities was $5,023,024, which represented 0.79% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
■	Includes $38,513,777 of securities loaned.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non income producing security.
Δ	Securities have been classified by country of origin.

80

The following foreign currency exchange contracts were outstanding at March 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BBH	EUR	5,377	USD	(7,396)	4/2/14	$12
BBH	EUR	15,991	USD	(22,035)	4/3/14	(5)
BBH	HKD	(90,899)	USD	11,715	4/2/14	(3)
BBH	SGD	14,471	USD	(11,456)	4/1/14	47
BNYM	HKD	(266,051)	USD	34,295	4/1/14	(6)
BNYM	HKD	73,000	USD	(9,409)	4/2/14	2
BNYM	JPY	666,359,000	USD	(6,467,100)	4/3/14	(10,654)
BNYM	KRW	563,882,516	USD	(529,472)	4/1/14	18
CITI	CHF	971,397	USD	(1,094,656)	4/1/14	4,219
CITI	CHF	(5,022,834)	USD	5,631,150	4/22/14	(51,762)
CITI	DKK	2,026,459	USD	(373,778)	4/3/14	170
CITI	DKK	(21,769,786)	USD	3,991,604	4/22/14	(26,157)
CITI	EUR	1,380,000	USD	(1,900,530)	4/3/14	615
CITI	EUR	(25,856,046)	USD	35,372,429	4/22/14	(246,540)
CITI	GBP	(416,000)	USD	691,667	4/22/14	(1,775)
CITI	HKD	42,512,000	USD	(5,480,914)	4/22/14	365
CITI	JPY	1,079,000,460	USD	(10,580,190)	4/22/14	(124,532)
CITI	NOK	17,140,252	USD	(2,839,337)	4/22/14	20,858
CITI	NZD	(1,625,000)	USD	1,396,272	4/22/14	(11,423)
CITI	SEK	2,421,000	USD	(372,823)	4/1/14	1,230
CITI	SEK	8,898,000	USD	(1,372,365)	4/2/14	2,385
CITI	SEK	(33,531,000)	USD	5,179,066	4/22/14	122
CITI	SGD	3,790,000	USD	(2,985,239)	4/22/14	27,515
CITI	TRY	3,821,000	USD	(1,776,879)	4/1/14	8,199
CITI	TRY	(3,821,000)	USD	1,765,290	4/22/14	(8,085)
CITI	ZAR	29,489,480	USD	(2,687,776)	4/22/14	104,057
DB	DKK	446,148	USD	(82,423)	4/2/14	(95)
MSC	CHF	(5,529,868)	USD	6,205,492	4/22/14	(51,087)
MSC	DKK	5,020,570	USD	(923,751)	4/1/14	2,696
MSC	DKK	(10,146,623)	USD	1,871,711	4/22/14	(918)
MSC	EUR	(3,214,000)	USD	4,389,916	4/22/14	(37,651)
MSC	GBP	(8,253,000)	USD	13,553,773	4/22/14	(203,386)
MSC	JPY	152,232,000	USD	(1,474,973)	4/2/14	16
MSC	JPY	(2,869,194,000)	USD	27,633,361	4/22/14	(169,511)
MSC	NOK	(35,065,000)	USD	5,745,822	4/22/14	(105,478)
MSC	NZD	(1,904,000)	USD	1,584,440	4/22/14	(64,945)
MSC	SEK	(5,203,000)	USD	810,765	4/22/14	7,150
MSC	ZAR	(6,978,000)	USD	640,892	4/22/14	(19,731)
RBS	HKD	129,000	USD	(16,628)	4/1/14	3

						$(954,065)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BBH – Brown Brothers Harriman

BCLY – Barclays Bank

BNYM – BNY Mellon

CHF – Swiss Franc

CITI – Citigroup Global Markets

CVA – Dutch Certificate

DB – Deutsche Bank

DKK – Danish Krone

EUR – European Monetary Unit

GBP – British Pound Sterling

GDR – Global Depositary Receipt

HKD – Hong Kong Dollar

JPY – Japanese Yen

KRW – South korean Won

MSC – Morgan Stanley Capital

NOK – Norwegian Krone

NZD – New Zealand Dollar

RBS – Royal Bank of Scotland

REIT – Real Estate Investment Trust

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

USD – United States Dollar

VVPR Strip – Dividend Coupon

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

(continues)	81

Schedules of Investments

Optimum Large Cap Growth Fund

March 31, 2014

	Number of shares	Value (U.S. $)

Common Stock – 97.27%²

Consumer Discretionary – 22.88%
Amazon.com †	119,850	$40,331,922
AutoZone †	12,300	6,606,330
BorgWarner	3,200	196,704
CarMax †	101,100	4,731,480
Carnival (United Kingdom)	57,825	2,209,253
CBS Class B	92,900	5,741,220
Charter Communications Class A †	12,100	1,490,720
Chipotle Mexican Grill †	10,600	6,021,330
Comcast Class A	145,550	7,280,411
Delphi Automotive (United Kingdom)	156,800	10,640,448
Discovery Communications Class C †	29,500	2,273,270
DISH Network Class A †	44,650	2,777,677
Disney (Walt)	48,300	3,867,381
Dollar Tree †	28,400	1,481,912
General Motors	82,250	2,831,045
Hanesbrands	10,800	825,984
Harley-Davidson	35,900	2,391,299
Hilton Worldwide Holdings †	99,400	2,210,656
Home Depot	243,350	19,256,285
Horton (D.R.)	102,600	2,221,290
Johnson Controls	138,850	6,570,382
L Brands	23,900	1,356,803
Lamar Advertising Class A †	82,200	4,191,378
Las Vegas Sands	172,550	13,938,589
Lennar Class A	58,600	2,321,732
Lowe’s	206,500	10,097,850
Marriott International Class A	34,880	1,953,978
McDonald’s	35,350	3,465,361
MGM Resorts International †	194,700	5,034,942
Michael Kors Holdings (China) (Hong Kong Exchange) †	21,300	1,986,651
NetFlix †	14,400	5,069,232
NIKE Class B	81,450	6,015,897
Prada (Italy)	104,100	815,160
Priceline Group †	20,548	24,490,956
PVH	35,700	4,454,289
Ralph Lauren	19,050	3,065,717
Ross Stores	42,100	3,012,255
Starbucks	196,800	14,441,184
Starwood Hotels & Resorts Worldwide	45,000	3,582,000
Tesla Motors †	15,500	3,230,975
Tiffany	17,750	1,529,163
Time Warner Cable	21,400	2,935,652
Tractor Supply	70,800	5,000,604

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Consumer Discretionary (continued)
Twenty-First Century Fox	114,300	$3,654,171
Under Armour Class A †	37,600	4,310,464
Viacom Class B	35,250	2,995,897
Wynn Macau (Macau)	643,200	2,677,134
Wynn Resorts	19,150	4,254,173
Yum Brands	16,450	1,240,166

		273,079,372

Consumer Staples – 5.01%
Costco Wholesale	32,000	3,573,760
CVS Caremark	282,900	21,177,894
Jarden †	55,250	3,305,607
Lorillard	29,450	1,592,656
Monster Beverage †	23,000	1,597,350
Nestle (Switzerland)	23,853	1,795,509
PepsiCo	177,900	14,854,650
Philip Morris International	26,650	2,181,835
Procter & Gamble	53,000	4,271,800
Walgreen	27,050	1,786,111
Whole Foods Market	71,500	3,625,765

		59,762,937

Energy – 3.64%
Anadarko Petroleum	57,450	4,869,462
Cabot Oil & Gas	147,100	4,983,748
Concho Resources †	25,300	3,099,250
EQT	29,700	2,880,009
Halliburton	52,038	3,064,518
National Oilwell Varco	49,400	3,846,778
Pioneer Natural Resources	53,100	9,937,134
Range Resources	56,900	4,720,993
Weatherford International (Switzerland) †	351,500	6,102,040

		43,503,932

Financials – 6.34%
American Express	101,400	9,129,042
American International Group	13,950	697,639
American Tower	142,200	11,641,914
BlackRock	10,400	3,270,592
Blackstone Group	134,550	4,473,787
Carlyle Group	90,300	3,173,142
Citigroup	41,950	1,996,820
Discover Financial Services	77,400	4,503,906
Intercontinental Exchange Group	18,200	3,600,506
Invesco	76,300	2,823,100
JPMorgan Chase	91,200	5,536,752

82

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Financials (continued)
Morgan Stanley	333,700	$10,401,429
PNC Financial Services Group	13,600	1,183,200
Prudential Financial	40,950	3,466,417
Regions Financial	326,400	3,626,304
State Street	38,900	2,705,495
TD Ameritrade Holding	101,400	3,442,530

		75,672,575

Healthcare – 14.66%
AbbVie	79,150	4,068,310
Actavis †	28,550	5,877,018
Aetna	58,750	4,404,487
Alexion Pharmaceuticals †	34,800	5,294,124
Amgen	43,000	5,303,620
Biogen Idec †	60,200	18,413,374
Celgene †	36,000	5,025,600
Covidien (Ireland)	92,800	6,835,648
Express Scripts Holding †	65,350	4,907,131
Gilead Sciences †	415,150	29,417,529
HCA Holdings †	162,459	8,529,097
Humana	6,500	732,680
IDEXX Laboratories †	25,600	3,107,840
Incyte †	42,400	2,269,248
Insulet †	47,800	2,266,676
Lilly (Eli)	87,150	5,129,649
McKesson	63,900	11,282,823
Merck	78,950	4,481,991
Pharmacyclics †	65,900	6,604,498
Regeneron Pharmaceuticals †	9,400	2,822,632
St. Jude Medical	67,200	4,394,208
Stryker	20,600	1,678,282
Thermo Fisher Scientific	60,750	7,304,580
UnitedHealth Group	54,400	4,460,256
Universal Health Services Class B	11,000	902,770
Valeant Pharmaceuticals International (Canada) †	76,150	10,038,855
Vertex Pharmaceuticals †	72,650	5,137,808
Zimmer Holdings	14,800	1,399,784
Zoetis	100,200	2,899,788

		174,990,306

Industrials – 12.36%
American Airlines Group †	131,500	4,812,900
Boeing	110,400	13,854,096
Chicago Bridge & Iron (Netherlands)	13,200	1,150,380

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Industrials (continued)
Copa Holdings Class A (Panama)	14,300	$2,076,217
Danaher	232,350	17,426,250
Delta Air Lines	152,400	5,280,660
Eagle Materials	47,250	4,189,185
Eaton (Ireland)	44,852	3,369,282
Fastenal	60,100	2,964,132
FedEx	31,300	4,149,128
Flowserve	19,100	1,496,294
Grainger (W.W.)	5,700	1,440,162
HD Supply Holdings †	49,500	1,294,425
Honeywell International	110,850	10,282,446
Hunt (J.B.) Transport Services	20,300	1,459,976
Ingersoll-Rand (Ireland)	59,950	3,431,538
Kansas City Southern	59,000	6,021,540
Martin Marietta Materials	16,900	2,169,115
Precision Castparts	65,250	16,492,590
Quanta Services †	78,600	2,900,340
Robert Half International	69,500	2,915,525
Roper Industries	42,500	5,674,175
Tyco International (Switzerland)	231,050	9,796,520
Union Pacific	17,200	3,227,752
United Continental Holdings †	70,700	3,155,341
United Parcel Service Class B	27,250	2,653,605
United Rentals †	16,850	1,599,739
United Technologies	51,400	6,005,576
WABCO Holdings †	31,550	3,330,418
Wabtec	37,800	2,929,500

		147,548,807

Information Technology – 26.64%
Akamai Technologies †	37,000	2,153,770
Alliance Data Systems †	17,500	4,767,875
Altera	49,546	1,795,547
Apple	72,200	38,752,628
ASML Holding (Netherlands)	49,700	4,639,992
Avago Technologies	46,150	2,972,522
Baidu ADR †	38,000	5,790,440
Cognizant Technology Solutions Class A †	99,200	5,020,512
Concur Technologies †	17,400	1,723,818
Ctrip.com International ADR †	74,200	3,741,164
eBay †	227,450	12,564,338
F5 Networks †	29,800	3,177,574
Facebook Class A †	354,650	21,364,116
Fiserv †	73,550	4,169,549
Google Class A †	56,300	62,746,913

(continues)	83

Schedules of Investments

Optimum Large Cap Growth Fund

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Information Technology (continued)
International Business Machines	13,750	$2,646,737
Juniper Networks †	105,500	2,717,680
King Digital Entertainment (Ireland) †	40,050	728,510
Lam Research †	62,150	3,418,250
LinkedIn Class A †	30,800	5,696,152
MasterCard Class A	198,600	14,835,420
Micron Technology †	157,835	3,734,376
Microsoft	91,100	3,734,189
NAVER (South Korea)	4,519	3,300,506
NCR †	146,750	5,363,713
NetSuite †	17,900	1,697,457
NXP Semiconductor (Netherlands) †	183,300	10,779,873
QUALCOMM	142,150	11,209,949
Red Hat †	52,700	2,792,046
Salesforce.com †	257,550	14,703,530
SAP ADR	38,000	3,089,780
ServiceNow †	47,100	2,822,232
Stratasys †	6,000	636,540
Tencent Holdings (China) (Hong Kong Exchange)	32,000	2,233,621
Twitter Private Placement @=†	31,769	1,408,526
Visa Class A	133,900	28,903,654
VistaPrint (Netherlands) †	65,250	3,211,605
VMware Class A †	28,500	3,078,570
Western Digital	29,550	2,713,281
Workday Class A †	23,500	2,148,605
Yahoo †	140,450	5,042,155

		318,027,715

Materials – 3.12%
Dow Chemical	42,200	2,050,498
Eastman Chemical	36,400	3,138,044
Ecolab	63,600	6,868,164
FMC	25,000	1,914,000
Praxair	36,200	4,741,114
Rockwood Holdings	101,250	7,533,000
Sherwin-Williams	55,900	11,019,567

		37,264,387

Telecommunication Services – 2.62%
Crown Castle International	180,400	13,309,912
SBA Communications Class A †	27,800	2,528,688
Softbank (Japan)	73,600	5,562,093

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Telecommunication Services (continued)
Verizon Communications	207,100	$9,851,747

		31,252,440

Total Common Stock (cost $933,278,272)		1,161,102,471

Convertible Preferred Stock – 0.00%

LivingSocial Private Placement Series F @=†	14,824	9,339

Total Convertible Preferred Stock (cost $113,997)		9,339

	Principal amount°

Short-Term Investments – 2.66%

Discount Note – 0.32%≠
Federal Home Loan Bank 0.05% 4/23/14	3,793,215	3,793,170

		3,793,170

Repurchase Agreements – 0.92%
Bank of America Merrill Lynch 0.02%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price $6,521,145 (collateralized by U.S. government obligations 0.00% - 1.00% 2/28/17 - 11/15/27; market value $6,651,566)	6,521,141	6,521,141
Bank of Montreal 0.04%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price $2,173,716 (collateralized by U.S. government obligations 1.25% - 2.125% 10/31/18 - 1/31/21; market value $2,217,188)	2,173,714	2,173,714
BNP Paribas 0.05%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price $2,209,148 (collateralized by U.S. government obligation 0.50% 6/15/16; market value $2,253,330)	2,209,145	2,209,145

		10,904,000

84

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

U.S. Treasury Obligations – 1.42%≠
U.S. Treasury Bills
0.02% 4/17/14	9,110,199	$9,110,108
0.055% 4/24/14	5,626,014	5,625,918
0.093% 11/13/14	2,248,977	2,248,096

		16,984,122

Total Short-Term Investments (cost $31,680,704)		31,681,292

Total Value of Securities – 99.93% (cost $965,072,973)		$1,192,793,102

@	Illiquid security. At March 31, 2014, the aggregate value of illiquid securities was $1,417,865, which represents 0.12% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2014, the aggregate value of fair valued securities was $1,417,865, which represented 0.12% of the Fund’s net assets. See Note 1 in “Notes to financial statements”.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non income producing security.

The following foreign currency exchange contracts were outstanding at March 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	GBP	(37,752)	USD	62,712	4/1/14	$(227)
BNYM	GBP	(21,990)	USD	36,585	4/2/14	(77)
BNYM	GBP	(47,368)	USD	78,972	4/3/14	(1)
BNYM	HKD	(213,462)	USD	27,514	4/1/14	(6)
BNYM	HKD	(121,268)	USD	15,632	4/2/14	(3)
BNYM	JPY	7,007,688	USD	(67,943)	4/3/14	(45)
BNYM	KRW	(28,480,491)	USD	26,817	4/2/14	76

						$(283)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BNYM – BNY Mellon

GBP – British Pound Sterling

HKD – Hong Kong Dollar

JPY – Japanese Yen

KRW – South Korean Won

USD – United States Dollar

See accompanying notes, which are an integral part of the financial statements.

(continues)	85

Schedules of Investments

Optimum Large Cap Value Fund

March 31, 2014

	Number of shares	Value (U.S. $)

Common Stock – 96.40%

Consumer Discretionary – 9.61%
Advance Auto Parts	26,300	$3,326,950
Bed Bath & Beyond †	21,680	1,491,584
Coach	183,446	9,109,928
Comcast Special Class A	113,540	5,536,210
Delphi Automotive (United Kingdom)	56,990	3,867,341
Disney (Walt)	98,350	7,874,885
General Motors	31,860	1,096,621
Hasbro	49,410	2,748,184
Johnson Controls	121,870	5,766,888
Kohl’s	24,510	1,392,168
Mattel	30,060	1,205,707
McDonald’s	62,660	6,142,560
Omnicom Group	92,710	6,730,746
Ross Stores	150,343	10,757,042
Staples	188,150	2,133,621
Target	133,350	8,069,009
Time Warner	26,210	1,712,299
TJX	285,514	17,316,424
Viacom Class B	54,770	4,654,902
Yum Brands	144,826	10,918,432

		111,851,501

Consumer Staples – 10.90%
Altria Group	407,255	15,243,555
Campbell Soup	228,963	10,275,859
Coca-Cola Enterprises	41,630	1,988,249
Colgate-Palmolive	126,895	8,231,679
CVS Caremark	140,621	10,526,888
Danone (France)	62,951	4,447,322
Diageo (United Kingdom)	270,715	8,408,418
Dr Pepper Snapple Group	52,450	2,856,427
General Mills	169,980	8,808,364
Imperial Tobacco Group (United Kingdom)	28,319	1,145,187
Kellogg	54,522	3,419,075
Lorillard	134,510	7,274,301
Nestle (Switzerland)	136,303	10,260,060
Philip Morris International	378,656	31,000,567
Procter & Gamble	37,006	2,982,684

		126,868,635

Energy – 14.29%
Apache	157,354	13,052,514
Chevron	199,837	23,762,618
ConocoPhillips	85,699	6,028,925
Continental Resources †	97,930	12,169,761
EOG Resources	11,614	2,278,318

	Number of shares	Value (U.S. $)

Common Stock (continued)

Energy (continued)
Exxon Mobil	255,597	$24,966,715
HollyFrontier	253,790	12,075,328
Marathon Petroleum	186,205	16,207,283
Murphy Oil	166,894	10,490,957
Oasis Petroleum †	245,514	10,245,299
Occidental Petroleum	82,040	7,817,592
SM Energy	205,515	14,651,164
Ultra Petroleum †	467,581	12,573,253

		166,319,727

Financials – 22.52%
ACE (Switzerland)	60,450	5,988,177
AFLAC	253,790	15,998,922
American Capital Agency	582,648	12,521,105
Aon (United Kingdom)	62,120	5,235,474
Apartment Investment & Management	387,582	11,712,728
Bank of New York Mellon	239,626	8,456,402
BlackRock	16,914	5,319,115
CBOE Holdings	308,962	17,487,249
Chubb	46,070	4,114,051
Discover Financial Services	256,549	14,928,586
Eaton Vance	279,997	10,684,685
Franklin Resources	139,810	7,574,906
Goldman Sachs Group	66,825	10,949,276
JPMorgan Chase	391,180	23,748,538
McGraw Hill Financial	184,731	14,094,975
MetLife	207,720	10,967,616
Moody’s	20,960	1,662,547
NASDAQ OMX Group	72,783	2,688,604
PNC Financial Services Group	49,230	4,283,010
Prudential Financial	77,070	6,523,975
SLM	446,892	10,939,916
State Street	75,440	5,246,852
Travelers	108,780	9,257,178
US Bancorp	125,080	5,360,929
Waddell & Reed Financial Class A	242,756	17,871,697
Wells Fargo	371,740	18,490,348

		262,106,861

Healthcare – 9.55%
Abbott Laboratories	166,610	6,416,151
Baxter International	146,205	10,757,764
Covidien (Ireland)	47,330	3,486,328
Express Scripts †	77,430	5,814,219
Johnson & Johnson	206,430	20,277,619
Medtronic	110,540	6,802,632
Merck	103,960	5,901,809

86

	Number of shares	Value (U.S. $)

Common Stock (continued)

Healthcare (continued)
Mylan †	300,686	$14,682,497
Novartis (Switzerland)	21,150	1,795,904
Pfizer	562,125	18,055,455
Quest Diagnostics	36,290	2,101,917
Roche Holding (Switzerland)	6,018	1,810,099
St. Jude Medical	64,870	4,241,849
Thermo Fisher Scientific	46,100	5,543,064
United Therapeutics †	35,861	3,372,010
Zoetis	4,980	144,121

		111,203,438

Industrials – 12.50% 3M	83,977	11,392,320
Canadian National Railway (Canada)	62,580	3,518,248
Caterpillar	15,172	1,507,642
Danaher	92,870	6,965,250
Eaton (Ireland)	68,370	5,135,954
Honeywell International	116,170	10,775,929
Illinois Tool Works	29,750	2,419,567
Joy Global	238,618	13,839,844
Lockheed Martin	182,667	29,818,561
Northrop Grumman	38,820	4,789,612
Pentair (Switzerland)	29,494	2,340,054
Rockwell Collins	139,309	11,098,748
Stanley Black & Decker	50,707	4,119,437
Tyco International (Switzerland)	151,860	6,438,864
United Parcel Service Class B	201,643	19,635,995
United Technologies	100,450	11,736,578

		145,532,603

Information Technology – 9.76%
Accenture Class A (Ireland)	144,510	11,520,337
Apple	28,965	15,546,674
Fidelity National Information Services	30,110	1,609,379
Fiserv †	54,310	3,078,834
Intel	129,330	3,338,007
International Business Machines	128,828	24,798,102
Microsoft	340,686	13,964,719
Oracle	203,980	8,344,822
Western Digital	177,929	16,337,441
Western Union	919,639	15,045,294

		113,583,609

Materials – 4.31%
CF Industries Holdings	45,516	11,863,290

	Number of shares	Value (U.S. $)

Common Stock (continued)

Materials (continued)
Crown Holdings †	47,890	$2,142,599
LyondellBasell Industries	144,826	12,880,824
NewMarket	33,103	12,935,990
PPG Industries	39,539	7,649,215
Southern Copper	75,861	2,208,314
Valspar	7,370	531,524

		50,211,756

Telecommunication Services – 2.12%
AT&T	143,390	5,028,687
NeuStar Class A †	169,731	5,517,955
Verizon Communications	219,821	10,456,885
Vodafone Group (United Kingdom)	989,898	3,640,284

		24,643,811

Utilities – 0.84%
AES	379,306	5,416,490
Duke Energy	26,600	1,894,452
PPL	45,629	1,512,145
Public Service Enterprise Group	25,910	988,207

		9,811,294

Total Common Stock (cost $827,819,748)		1,122,133,235

Convertible Preferred Stock – 0.04%

United Technologies 7.50%exercise price $98.52,expiration date 8/1/15	7,480	497,944

Total Convertible Preferred Stock (cost $376,064)		497,944

	Principal amount°

Short-Term Investments – 2.97%

Discount Note – 0.14%≠
Federal Home Loan Bank 0.05% 4/23/14	1,653,213	1,653,193

		1,653,193

(continues)	87

Schedules of Investments

Optimum Large Cap Value Fund

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements – 2.50%
Bank of America Merrill Lynch 0.02%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price $17,412,844 (collateralized by U.S. government obligations 0.00% – 1.00% 2/28/17 - 11/15/27; market value $17,761,096)	17,412,834	$17,412,834
Bank of Montreal 0.04%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price $5,804,285 (collateralized by U.S. government obligations 1.25% - 2.125% 10/31/18 - 1/31/21; market value $5,920,364)	5,804,278	5,804,278
BNP Paribas 0.05%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price $5,898,896 (collateralized by U.S. government obligation 0.50% 6/15/16;market value $6,016,870)	5,898,888	5,898,888

		29,116,000

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

U.S. Treasury Obligations – 0.33%≠
U.S. Treasury Bills
0.02% 4/17/14	2,057,768	$2,057,747
0.046% 4/24/14	983,826	983,810
0.093% 11/13/14	759,216	758,919

		3,800,476

Total Short-Term Investments
(cost $34,569,486)		34,569,669

Total Value of Securities – 99.41%
(cost $862,765,298)		$1,157,200,848

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non income producing security.

See accompanying notes, which are an integral part of the financial statements.

88

Optimum Small-Mid Cap Growth Fund

March 31, 2014

	Number of shares	Value (U.S. $)

Common Stock – 96.60%

Consumer Discretionary – 13.44%
Bally Technologies †	60,121	$3,984,219
Bloomin’ Brands †	114,948	2,770,247
Boulder Brands †	38,842	684,396
Buffalo Wild Wings †	12,285	1,829,237
Casey’s General Stores	58,000	3,920,220
Choice Hotels International	40,000	1,840,000
Domino’s Pizza	27,000	2,078,190
Dorman Products †	14,000	826,840
Dreamworks Animation Class A †	51,067	1,355,829
Fiesta Restaurant Group †	16,000	729,440
GNC Holdings	43,000	1,892,860
HSN	34,670	2,070,839
Jarden †	30,000	1,794,900
KAR Auction Services	28,000	849,800
Life Time Fitness †	69,000	3,318,900
LKQ †	120,000	3,162,000
Lumber Liquidators Holdings †	5,707	535,317
Madden (Steven) †	26,369	948,757
Panera Bread Class A †	15,239	2,689,226
Pier 1 Imports	177,128	3,344,177
Pool	36,000	2,207,520
PVH	22,000	2,744,940
Quiksilver †	55,000	413,050
Red Robin Gourmet Burgers †	13,002	931,983
Samsonite International	608,830	1,886,301
Select Comfort †	37,000	668,960
Shutterfly †	23,383	997,986
Skechers U.S.A. Class A †	65,962	2,410,251
Standard Pacific †	298,627	2,481,590
Tenneco †	40,199	2,334,356
Tuesday Morning †	64,565	913,595
Vail Resorts	38,000	2,648,600
Williams-Sonoma	22,000	1,466,080

		62,730,606

Consumer Staples – 3.21%
B&G Foods	38,000	1,144,180
Chefs’ Warehouse †	86,000	1,840,400
Fresh Market †	53,000	1,780,800
Prestige Brands Holdings †	42,000	1,144,500
Spectrum Brands Holdings	31,108	2,479,308
Sprouts Farmers Market †	34,300	1,235,829
United Natural Foods †	18,000	1,276,560
WhiteWave Foods †	142,351	4,062,698

		14,964,275

	Number of shares	Value (U.S. $)

Common Stock (continued)

Energy – 4.00%
Athlon Energy †	61,288	$2,172,660
Atwood Oceanics †	16,000	806,240
Bill Barrett †	26,000	665,600
Carrizo Oil & Gas †	18,000	962,280
Clayton Williams Energy †	9,000	1,017,090
Diamondback Energy †	40,833	2,748,469
Energen	12,000	969,720
FMC Technologies †	22,000	1,150,380
Hornbeck Offshore Services †	27,000	1,128,870
Laredo Petroleum Holdings †	20,000	517,200
Matador Resources †	2,366	57,943
PDC Energy †	15,000	933,900
Real Goods Solar Class A †	225,000	915,750
Rice Energy †	7,500	197,925
Rosetta Resources †	31,000	1,443,980
Rowan †	15,000	505,200
SM Energy	27,000	1,924,830
WPX Energy †	30,000	540,900

		18,658,937

Financials – 10.92%
Allied World Assurance
Holdings (Switzerland)	10,000	1,031,900
Associated Banc-Corp	110,000	1,986,600
Berkshire Hills Bancorp	17,500	452,900
Blackhawk Network Holdings †	79,000	1,926,810
City National	30,000	2,361,600
CoreSite Realty	36,000	1,116,000
Education Realty Trust	315,000	3,109,050
Ellie Mae †	24,000	692,160
Enstar Group (Bermuda) †	12,000	1,635,720
Extra Space Storage	55,000	2,668,050
Financial Engines	34,546	1,754,246
First Busey	177,800	1,031,240
First Commonwealth Financial	83,000	750,320
HFF Class A	40,617	1,365,137
Kennedy-Wilson Holdings	88,109	1,983,334
Kite Realty Group Trust	245,000	1,470,000
Lakeland Financial	40,000	1,608,800
LPL Financial Holdings	37,313	1,960,425
MB Financial	53,000	1,640,880
PacWest Bancorp	58,771	2,527,741
Post Properties	46,000	2,258,600
Protective Life	41,180	2,165,656
Sandy Spring Bancorp	43,000	1,074,140
SEI Investments	79,000	2,655,190
Simplicity Bancorp	53,617	943,659

(continues)	89

Schedules of Investments

Optimum Small-Mid Cap Growth Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Financials (continued)
St. Joe †	50,000	$962,500
Summit Hotel Properties	144,000	1,336,320
SVB Financial Group †	20,000	2,575,600
Virtus Investment Partners †	9,939	1,721,137
WisdomTree Investments †	94,959	1,245,862
World Acceptance †	12,766	958,471

		50,970,048

Healthcare – 14.12%
Acadia Healthcare †	37,466	1,690,466
Agios Pharmaceuticals †	2,411	94,391
Akorn †	68,000	1,496,000
Allscripts Healthcare Solutions †	156,000	2,812,680
Alnylam Pharmaceuticals †	27,204	1,826,477
BioMarin Pharmaceutical †	14,000	954,940
Celldex Therapeutics †	28,700	507,129
Cepheid †	58,900	3,038,062
Covance †	32,243	3,350,048
Cubist Pharmaceuticals †	29,104	2,128,958
DexCom †	64,292	2,659,117
Envision Healthcare Holdings †	110,872	3,750,800
ExamWorks Group †	50,291	1,760,688
Exelixis †	133,730	473,404
HealthSouth	25,000	898,250
HeartWare International †	30,425	2,853,257
Hyperion Therapeutics †	35,062	904,600
ImmunoGen †	64,948	969,674
Insulet †	61,582	2,920,218
Intercept Pharmaceuticals †	1,000	329,790
InterMune †	9,400	314,618
Ironwood Pharmaceuticals †	62,063	764,616
Medicines †	39,375	1,119,037
Mettler-Toledo International †	20,000	4,713,600
NPS Pharmaceuticals †	92,849	2,778,971
Pacira Pharmaceuticals †	16,340	1,143,637
Patterson	45,000	1,879,200
Portola Pharmaceuticals †	58,418	1,513,026
Revance Therapeutics †	5,251	165,407
Salix Pharmaceuticals †	18,660	1,933,363
Sarepta Therapeutics †	36,000	865,080
Seattle Genetics †	87,575	3,989,917
Sirona Dental Systems †	32,000	2,389,440
Synageva BioPharma †	37,624	3,121,663
Team Health Holdings †	46,851	2,096,582

	Number of shares	Value (U.S. $)

Common Stock (continued)

Healthcare (continued)
TESARO †	40,680	$1,199,246
Ultragenyx Pharmaceutical †	9,862	482,153

		65,888,505

Industrials – 24.57%
Acorn Energy †	14,159	47,999
Acuity Brands	31,250	4,142,813
Altra Holdings @	91,549	3,268,299
AMETEK	105,000	5,406,450
Applied Industrial Technologies	58,390	2,816,734
Armstrong World Industries †	48,772	2,597,109
Avis Budget Group †	117,438	5,719,231
Belden	21,000	1,461,600
CAI International †	53,000	1,307,510
Chart Industries †	10,962	872,027
Chicago Bridge & Iron (Netherlands)	23,000	2,004,450
Clean Harbors †	48,801	2,673,807
Cognex †	54,683	1,851,566
Con-way	33,161	1,362,254
DigitalGlobe †	75,276	2,183,757
Donaldson	97,800	4,146,720
ESCO Technologies	47,000	1,653,930
Forward Air	24,000	1,106,640
Generac Holdings	72,762	4,290,775
HD Supply Holdings †	92,440	2,417,306
HEICO Class A	62,500	2,713,125
Hertz Global Holdings †	56,500	1,505,160
Imax (Canada) †	81,014	2,214,113
Interface	90,000	1,849,500
Kennametal	41,000	1,816,300
Kirby †	16,000	1,620,000
Knoll @	65,000	1,182,350
Landstar System	26,762	1,584,846
McGrath RentCorp	31,000	1,083,760
Measurement Specialties †	4,893	331,990
Middleby †	10,000	2,642,100
Moog Class A †	79,306	5,195,336
MRC Global †	40,000	1,078,400
Nordson	70,000	4,934,300
Old Dominion Freight Line †	46,732	2,651,574
Oshkosh	22,000	1,295,140
Owens Corning	56,349	2,432,586
PGT †	54,422	626,397
RPX †	34,000	553,520
Rush Enterprises Class A †	57,000	1,851,360
Spirit Airlines †	57,212	3,398,393

90

	Number of shares	Value (U.S. $)

Common Stock (continued)

Industrials (continued)
Swift Transportation †	93,540	$2,315,115
Taylor Morrison Home Class A †	92,738	2,179,343
Teledyne Technologies †	22,640	2,203,551
Textainer Group Holdings (Bermuda)	36,000	1,377,720
Thermon Group Holdings †	20,000	463,600
Toro	35,000	2,211,650
TrueBlue †	96,488	2,823,239
WageWorks †	41,889	2,350,392
WESCO International †	58,033	4,829,506

		114,645,343

Information Technology – 23.43%
2U †	15,200	207,480
Acxiom †	51,096	1,757,447
Amphenol Class A	28,400	2,602,860
Angie’s List †	112,335	1,368,240
ANSYS †	46,000	3,542,920
Atmel †	118,000	986,480
Bankrate †	169,670	2,874,210
Cadence Design Systems †	123,595	1,920,666
CommVault Systems †	10,000	649,500
Concur Technologies †	33,388	3,307,749
Constant Contact †	101,014	2,470,802
Cornerstone OnDemand †	37,590	1,799,433
CoStar Group †	14,616	2,729,392
Covisint †	10,533	77,207
Dealertrack Technologies †	61,920	3,045,845
Demandware †	42,893	2,747,726
E2open †	23,000	542,110
Envestnet †	31,770	1,276,519
Exa †	40,000	530,400
ExlService Holdings †	80,000	2,472,800
First Solar †	27,479	1,917,759
FleetMatics Group (Ireland) †	97,996	3,277,966
FLIR Systems	21,000	756,000
Freescale Semiconductor †	69,290	1,691,369
Global Payments	43,197	3,071,739
GT Advanced Technologies †	54,190	923,939
Heartland Payment Systems	52,407	2,172,270
Hittite Microwave	10,000	630,400
Infinera †	125,000	1,135,000
Informatica †	66,000	2,493,480
IPG Photonics †	41,000	2,914,280
Ixia †	48,000	600,000
Lattice Semiconductor †	300,344	2,354,697

	Number of shares	Value (U.S. $)

Common Stock (continued)

Information Technology (continued)
Liquidity Services †	20,000	$521,000
MAXIMUS	38,197	1,713,517
Medidata Solutions †	9,000	489,060
MICROS Systems †	25,000	1,323,250
Palo Alto Networks †	34,349	2,356,341
Pandora Media †	23,641	716,795
PTC †	66,864	2,368,991
RealPage †	36,000	653,760
Rogers †	25,000	1,560,500
Shutterstock †	25,659	1,863,100
Silicon Laboratories †	24,616	1,286,186
Solera Holdings	35,156	2,226,781
SPS Commerce †	38,000	2,335,100
Stratasys †	8,000	848,720
SunEdison †	84,655	1,594,900
Tableau Software Class A †	20,568	1,564,813
Telogis =	185,242	194,504
Tyler Technologies †	18,670	1,562,306
Ultratech †	28,000	817,320
Verint Systems †	69,922	3,281,439
Virtusa †	126,971	4,254,798
Web.com Group †	151,788	5,165,346
WEX †	23,688	2,251,544
Wix.Com (Israel) †	48,537	1,114,895
WNS Holdings ADR †	227,091	4,087,638
Zillow †	26,747	2,356,411

		109,357,700

Materials – 1.45%
Airgas	25,000	2,662,750
Caesarstone Sdot-Yam (Israel)	39,443	2,144,910
KapStone Paper & Packaging †	68,020	1,961,697

		6,769,357

Telecommunication Services – 1.46%
Boingo Wireless †	75,000	508,500
CalAmp †	22,000	613,140
SBA Communications Class A †	27,000	2,455,920
tw telecom Class A †	104,000	3,251,040

		6,828,600

Total Common Stock
(cost $325,992,500)		450,813,371

(continues)	91

Schedules of Investments

Optimum Small-Mid Cap Growth Fund

	Number of shares	Value (U.S. $)

Convertible Preferred Stock – 0.63%

Cloudera =†	30,243	$440,338
DocuSign
Series B =†	1,166	15,312
Series B-1 =†	349	4,583
Series D =†	838	11,005
Series E =†	21,664	284,500
Mobileye Series F2 =†	25,929	1,061,274
Telogis =†	252,269	1,109,984

Total Convertible Preferred
Stock (cost $2,215,955)		2,926,996

	Principal amount°

Short-Term Investments – 2.97%

Discount Note – 0.49%≠
Federal Home Loan Bank
0.05% 4/23/14	2,278,966	2,278,939

		2,278,939

Repurchase Agreements – 1.45%
Bank of America Merrill Lynch
0.02%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price
$4,062,558 (collateralized by U.S. government obligations 0.00% - 1.00% 2/28/17 -
11/15/27; market value
$4,143,808)	4,062,556	4,062,556
Bank of Montreal
0.04%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price
$1,354,187 (collateralized by U.S. government obligations 1.25% - 2.125% 10/31/18 -
1/31/21; market value
$1,381,269)	1,354,185	1,354,185
BNP Paribas
0.05%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price
$1,376,260 (collateralized by U.S. government obligations 0.50% 6/15/16;market value $1,403,785)	1,376,259	1,376,259

		6,793,000

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

U.S. Treasury Obligations – 1.03%≠
U.S. Treasury Bills
0.02% 4/17/14	2,692,847	$2,692,820
0.04% 4/24/14	1,060,609	1,060,591
0.093% 11/13/14	1,060,609	1,060,193

		4,813,604

Total Short-Term
Investments
(cost $13,885,295)		13,885,543

Total Value of
Securities – 100.20%
(cost $342,093,750)		$467,625,910

@	Illiquid security. At March 31, 2014, the aggregate value of illiquid securities was $4,450,649, which represents 0.95% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2014, the aggregate value of fair valued securities was $3,121,500, which represents 0.67% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non income producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

92

Optimum Small-Mid Cap Value Fund

March 31, 2014

	Number of shares	Value (U.S. $)

Common Stock – 91.34% ²

Consumer Discretionary – 12.47%
Advance Auto Parts	22,800	$2,884,200
AMC Networks Class A †	45,400	3,318,286
Ascena Retail Group †	147,000	2,540,160
bebe stores	460,616	2,818,970
Callaway Golf	419,860	4,290,969
Crocs †	209,800	3,272,880
Express †	91,400	1,451,432
Family Dollar Stores	22,400	1,299,424
Finish Line Class A	83,000	2,248,470
Foot Locker	22,600	1,061,748
Hooker Furniture	143,694	2,250,248
LeapFrog Enterprises †	333,700	2,502,750
Lear	37,100	3,106,012
Life Time Fitness †	63,300	3,044,730
Lithia Motors Class A	29,300	1,947,278
PETsMart	17,100	1,178,019
Ruth’s Hospitality Group	196,553	2,376,326
SeaWorld Entertainment	77,100	2,330,733
Spartan Motors	510,538	2,624,165
Stage Stores	45,000	1,100,250
Staples	294,000	3,333,960
Thor Industries	23,500	1,434,910
Titan International	33,000	626,670
Tupperware Brands	39,700	3,325,272
Winnebago Industries †	66,143	1,811,657

		58,179,519

Energy – 6.28%
Boardwalk Pipeline Partners	75,000	1,005,750
Bonanza Creek Energy †	33,300	1,478,520
Cloud Peak Energy †	61,600	1,302,224
CONSOL Energy	89,400	3,571,530
Evolution Petroleum	111,471	1,419,026
Gulf Island Fabrication	107,875	2,331,179
Hallador Energy	109,757	938,422
Newpark Resources †	281,403	3,222,064
Oasis Petroleum †	76,700	3,200,691
PDC Energy †	26,900	1,674,794
Primoris Services	51,900	1,555,962
Rex Energy †	107,000	2,001,970
VAALCO Energy †	431,656	3,690,659
Warren Resources †	179,860	863,328
Weatherford International
(Switzerland) †	60,000	1,041,600

		29,297,719

Financials – 8.70%
Alexandria Real Estate
Equities	43,192	3,134,012

	Number of shares	Value (U.S. $)

Common Stock ² (continued)

Financials (continued)
BankUnited	93,500	$3,250,995
Cedar Realty Trust	311,776	1,904,951
City Holding	67,979	3,049,538
Comerica	30,100	1,559,180
DiamondRock Hospitality	127,700	1,500,475
Dime Community Bancshares	206,303	3,503,025
East West Bancorp	42,900	1,565,850
First Financial Bancorp @	125,100	2,249,298
Hallmark Financial Services †	292,778	2,432,985
HCC Insurance Holdings	29,400	1,337,406
Inland Real Estate	143,200	1,510,760
Potlatch	48,903	1,892,057
PrivateBancorp	106,400	3,246,264
SVB Financial Group †	26,400	3,399,792
Wintrust Financial	64,900	3,158,034
XL Group (Ireland)	60,000	1,875,000

		40,569,622

Healthcare – 3.34%
CareFusion †	87,900	3,535,338
Hospira †	64,700	2,798,275
Mednax †	50,800	3,148,584
Myriad Genetics †	129,400	4,424,186
Teleflex	15,600	1,672,944

		15,579,327

Industrials – 27.02%
AAON	78,983	2,201,256
ACCO Brands †	367,200	2,261,952
Acuity Brands	14,800	1,962,036
Aegion †	108,000	2,733,480
Albany International	40,600	1,442,924
AMETEK	52,875	2,722,534
Apogee Enterprises	49,200	1,634,916
Avery Dennison	70,000	3,546,900
B/E Aerospace †	35,600	3,089,724
Boise Cascade †	73,400	2,102,176
Brady Class A	58,300	1,582,845
Carlisle	34,300	2,721,362
Colfax †	55,500	3,958,815
Crane	33,300	2,369,295
Diana Shipping (Greece) †	279,100	3,346,409
Dover	48,700	3,981,225
Encore Wire	64,039	3,106,532
Energizer Holdings	30,200	3,042,348
Ennis	156,790	2,598,010
Equifax	45,297	3,081,555
Federal Signal †	82,000	1,221,800

(continues)	93

Schedules of Investments

Optimum Small-Mid Cap Value Fund

	Number of shares	Value (U.S. $)

Common Stock ² (continued)

Industrials (continued)
Foster Wheeler
(Switzerland) †	49,700	$1,611,274
FreightCar America	130,972	3,043,789
Graham	92,760	2,954,406
Granite Construction	107,171	4,279,338
Harsco	116,000	2,717,880
Houston Wire & Cable	205,015	2,691,847
Hubbell Class B	32,500	3,895,775
IDEX	20,200	1,472,378
Joy Global	15,000	870,000
Kennametal	88,600	3,924,980
Knoll @	205,224	3,733,025
ManpowerGroup	27,000	2,128,410
McDermott International †	60,500	473,110
McGrath RentCorp	92,476	3,232,961
PerkinElmer	33,500	1,509,510
Robert Half International	30,800	1,292,060
Rush Enterprises Class A †	52,200	1,695,456
Stanley Black & Decker	43,000	3,493,320
Timken	86,000	5,055,080
Trex †	20,400	1,492,464
Trinity Industries	26,500	1,909,855
TrueBlue †	171,300	5,012,238
Tyco International
(Switzerland)	28,400	1,204,160
US Ecology	83,886	3,113,848
Watts Water Technologies
Class A	48,801	2,864,131
WESCO International †	42,800	3,561,816
Woodward	50,100	2,080,653

		126,021,858

Information Technology – 19.02%
Advanced Energy Industries †	159,925	3,918,163
Amdocs	86,000	3,995,560
AVG Technologies
(Netherlands) †	157,600	3,303,296
Broadridge Financial
Solutions	86,100	3,197,754
Brooks Automation	175,500	1,918,215
Checkpoint Systems †	124,600	1,672,132
Conversant †	20,000	563,000
Diebold	23,500	937,415
Digi International †	65,000	659,750
Diodes †	23,000	600,760
Fairchild Semiconductor
International †	278,500	3,840,515
Flextronics International †	640,000	5,913,588
FLIR Systems	92,200	3,319,200

	Number of shares	Value (U.S. $)

Common Stock ² (continued)

Information Technology (continued)
Harris	16,100	$1,177,876
Henry (Jack) & Associates	26,200	1,460,912
IAC/InterActiveCorp	53,300	3,805,087
Infineon Technologies
(Germany)	100,000	1,193,021
Ingram Micro Class A †	98,000	2,896,880
j2 Global @	61,200	3,063,060
Jabil Circuit	186,000	3,348,000
KEMET †	200,000	1,162,000
LTX-Credence †	135,300	1,205,523
Mercury Systems †	174,629	2,306,849
Methode Electronics	105,540	3,235,856
Micrel	320,111	3,546,830
ModusLink Global Solutions †	114,000	482,220
Plexus †	112,302	4,499,941
Rudolph Technologies †	244,342	2,787,942
ScanSource †	71,636	2,920,600
Silicon Image †	385,618	2,660,764
Synaptics †	76,625	4,599,033
Teradyne †	143,100	2,846,259
Unisys †	134,287	4,090,382
Vishay Intertechnology	106,200	1,580,256

		88,708,639

Materials – 13.08%
Ashland	29,700	2,954,556
Cabot	44,000	2,598,640
Carpenter Technology	62,000	4,094,480
Celanese Class A	41,000	2,275,910
Chemtura †	80,000	2,023,200
Eastman Chemical	46,600	4,017,386
Fuller (H.B.)	38,000	1,834,640
Intrepid Potash †	194,400	3,005,424
KMG Chemicals	166,045	2,603,586
Landec †	232,734	2,597,311
Minerals Technologies	65,800	4,248,048
Molycorp †	205,000	961,450
Olympic Steel	94,940	2,724,778
Owens-Illinois †	97,000	3,281,510
PolyOne	119,000	4,362,540
Rock-Tenn Class A	28,600	3,019,302
Rockwood Holdings	51,000	3,794,412
Sealed Air	96,000	3,155,520
Sonoco Products	77,600	3,183,152
Stillwater Mining †	238,356	3,530,052
Xerium Technologies †	45,000	722,250

		60,988,147

94

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Telecommunication Services – 0.70%
Vonage Holdings †	767,600	$3,277,652

		3,277,652

Utilities – 0.73%
New Jersey Resources	4,600	229,080
Questar	133,800	3,181,764

		3,410,844

Total Common Stock
(cost $309,970,441)		426,033,327

	Principal amount°

Short-Term Investments – 8.83%

Discount Note – 1.46%≠
Federal Home Loan Bank
0.05% 4/23/14	6,788,806	6,788,725

		6,788,725

Repurchase Agreements – 3.06%
Bank of America Merrill Lynch 0.02%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price $8,531,791 (collateralized by U.S. government obligations 0.00% - 1.00% 2/28/17 - 11/15/27; market value $8,702,425)	8,531,786	8,531,786
Bank of Montreal 0.04%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price $2,843,932 (collateralized by U.S. government obligations 1.25% - 2.125% 10/31/18 1/31/21; market value $2,900,808)	2,843,929	2,843,929

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.05%, dated 3/31/14, to be repurchased on 4/1/14, repurchase price $2,890,289 (collateralized by U.S. government obligations 0.50% 6/15/16; market value $2,948,093)	2,890,285	$2,890,285

		14,266,000

U.S. Treasury Obligations – 4.31%≠
U.S. Treasury Bills
0.02% 4/17/14	10,906,355	10,906,246
0.053% 4/24/14	6,286,865	6,286,758
0.925% 11/13/14	2,930,712	2,929,563

		20,122,567

Total Short-Term Investments (cost $41,176,518)		41,177,292

Total Value of Securities – 100.17% (cost $351,146,959)		$467,210,619

@	Illiquid security. At March 31, 2014, the aggregate value of illiquid securities was $9,045,383, which represents 0.77% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non income producing security.

See accompanying notes, which are an integral part of the financial statements.

(continues)	95

Statements of assets and liabilities

Optimum Fund Trust

March 31, 2014

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Assets:
Investments, at value[1,2]	$1,707,993,128	$631,803,904	$1,161,111,810	$1,122,631,179	$453,740,367	$426,033,327
Short-term investments, at value[3]	110,445,346	14,723,401	31,681,292	34,569,669	13,885,543	41,177,292
Short-term investments held as collateral for loaned securities, at value[4]	—	39,911,166	—	—	—	—
Cash collateral for derivatives	8,227,610	290,000	—	—	—	—
Cash	4,174,462	629,361	295,015	274,485	24,270	97,797
Foreign currencies, at value[5]	3,396,687	1,419,844	2	13,932	—	33,064
Receivables for securities sold	74,224,220	13,320,788	16,500,035	4,738,536	1,094,405	943,151
Dividends and interest receivable	13,061,190	1,839,656	430,293	1,744,324	109,440	275,464
Receivable for fund shares sold	4,489,100	1,430,216	2,446,822	2,396,341	1,076,644	1,028,997
Securities lending income receivable	—	78,777	—	—	—	—
Unrealized gain on foreign currency exchange contracts	789,560	179,679	76	—	—	—
Unrealized gain on credit default swap contracts	194,261	—	—	—	—	—
Unrealized gain on interest rate swap contracts	121,462	—	—	—	—	—
Upfront payments received on credit default swap contracts	334,436	—	—	—	—	—
Upfront payments received on interest rate swap contracts	47,232	—	—	—	—	—

Total assets	1,927,498,694	705,626,792	1,212,465,345	1,166,368,466	469,930,669	469,589,092

Liabilities:
Securities sold short, at value[6]	40,935,080	—	—	—	—	—
Options written, at value[7]	264,536	—	—	—	—	—
Payable for securities purchased	160,305,301	24,808,067	16,493,195	221,251	2,279,090	2,220,036
Payable for fund shares redeemed	751,821	419,230	865,243	785,312	310,695	318,072
Annual protection payments on credit default swap contracts	311,352	—	—	—	—	—
Variation margin due to broker on futures contracts	111,424	—	—	—	—	—
Obligation to return securities lending collateral	—	39,911,166	—	—	—	—
Investment management fees payable	790,488	409,928	766,995	687,418	386,013	363,758
Other affiliates payable	593,236	207,937	437,744	413,601	152,893	147,396
Other accrued expenses	354,357	211,126	219,431	193,467	106,682	99,213
Trustees’ fees and expenses payable	37,615	14,340	26,307	25,194	10,024	10,028
Unrealized loss on foreign currency exchange contracts	3,849,041	1,133,744	359	—	—	—
Unrealized loss on interest rate swap contracts	2,673,242	—	—	—	—	—
Unrealized loss on credit default swap contracts	2,183,512	—	—	—	—	—
Upfront payments paid on credit default swap contracts	76,200	—	—	—	—	—
Other liabilities	3,746	44,687	8,957	—	—	—

Total liabilities	213,240,951	67,160,225	18,818,231	2,326,243	3,245,397	3,158,503

Total Net Assets	$1,714,257,743	$638,466,567	$1,193,647,114	$1,164,042,223	$466,685,272	$466,430,589

[1]Investments, at cost	$1,681,945,998	$578,031,106	$933,392,269	$828,195,812	$328,208,455	$309,970,441
[2]Including securities on loan	—	38,513,777	—	—	—	—
[3]Short-term investments, at cost	110,442,447	14,723,151	31,680,704	34,569,486	13,885,295	41,176,518
[4]Short-term investments held as collateral for loaned securities, at cost	—	39,911,166	—	—	—	—
[5]Foreign currencies, at cost	3,317,141	1,419,590	2	13,923	—	32,083
[6]Securities sold short, at cost	(40,940,352)	—	—	—	—	—
[7]Options written, at cost	(651,321)	—	—	—	—	—

96

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Net Assets Consist of:
Paid-in capital	$1,703,486,986	$598,753,970	$903,501,920	$933,081,753	$325,219,505	$334,885,079
Undistributed net investment income	15,403,925	2,497,578	136,365	5,843,213	—	—
Accumulated net realized gain (loss)	(21,536,164)	(15,517,499)	62,288,467	(69,322,706)	15,933,607	15,480,869
Net unrealized appreciation of investments and derivatives	16,902,996	52,732,518	227,720,362	294,439,963	125,532,160	116,064,641

Total Net Assets	$1,714,257,743	$638,466,567	$1,193,647,114	$1,164,042,223	$466,685,272	$466,430,589

Net Asset Value
Class A:
Net assets	$43,240,654	$11,277,165	$39,044,346	$37,298,764	$7,158,149	$6,057,461
Shares of beneficial interest outstanding, unlimited authorization, no par	4,532,538	897,102	2,382,866	2,427,740	459,660	406,962
Net asset value per share	$9.54	$12.57	$16.39	$15.36	$15.57	$14.88
Sales charge	4.50%	5.75%	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share/(1 – sales charge)	$9.99	$13.34	$17.39	$16.30	$16.52	$15.79

Class B:
Net assets	$508,598	$199,282	$686,032	$649,568	$123,586	$109,790
Shares of beneficial interest outstanding, unlimited authorization, no par	53,276	16,149	45,100	42,577	8,575	7,979
Net asset value per share	$9.55	$12.34	$15.21	$15.26	$14.41	$13.76

Class C:
Net assets	$161,352,718	$37,892,371	$127,540,335	$123,541,036	$22,580,897	$20,846,437
Shares of beneficial interest outstanding, unlimited authorization, no par	16,931,599	3,083,836	8,412,569	8,117,856	1,580,679	1,529,261
Net asset value per share	$9.53	$12.29	$15.16	$15.22	$14.29	$13.63

Institutional Class:
Net assets	$1,509,155,773	$589,097,749	$1,026,376,401	$1,002,552,855	$436,822,640	$439,416,901
Shares of beneficial interest outstanding, unlimited authorization, no par	158,236,665	46,547,479	60,376,985	65,134,152	26,856,220	28,298,088
Net asset value per share	$9.54	$12.66	$17.00	$15.39	$16.27	$15.53

See accompanying notes, which are an integral part of the financial statements.

(continues)	97

Statements of operations

Optimum Fund Trust

Year ended March 31, 2014

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Investment Income:
Dividends	$708,783	$16,558,601	$9,614,164	$26,352,489	$1,919,783	$4,203,872
Interest	54,844,096	2,992	1,570	13,080	4,251	14,827
Securities lending income	13,295	504,705	5,300	10,123	44,161	21,211
Foreign tax withheld	(15,335)	(1,117,612)	(52,599)	(67,455)	(10,381)	—

	55,550,839	15,948,686	9,568,435	26,308,237	1,957,814	4,239,910

Expenses:
Management fees	8,651,951	4,283,482	7,816,365	7,158,056	4,513,361	4,070,652
Distribution expenses - Class A	133,752	33,957	120,830	113,668	21,781	17,971
Distribution expenses - Class B	8,593	3,232	11,456	10,849	2,026	1,781
Distribution expenses - Class C	1,552,326	351,350	1,235,403	1,171,224	221,166	204,793
Dividend disbursing and transfer agent fees and expenses	3,769,353	1,487,765	2,595,237	2,515,733	1,179,717	1,161,882
Administration expenses	1,993,439	830,859	1,435,326	1,399,939	625,884	612,803
Accounting fees	597,544	212,414	396,903	384,837	156,239	152,882
Reports and statements to shareholders	173,625	97,398	147,567	110,343	45,453	42,933
Trustees’ fees and expenses	170,293	63,870	114,327	111,567	44,288	43,463
Registration fees	145,196	95,640	113,408	103,900	82,517	83,410
Professional fees	140,364	67,074	91,630	88,347	50,425	49,692
Custodian fees	119,323	335,567	42,572	24,888	24,588	9,869
Pricing fees	64,610	7,250	1,695	961	1,362	1,098
Insurance	40,173	9,179	24,107	23,217	10,395	10,009
Tax services	317	54,602	619	177	315	375
Other	24,737	10,596	17,713	17,589	9,938	11,269

	17,585,596	7,944,235	14,165,158	13,235,295	6,989,455	6,474,882
Less expenses waived	(431,894)	(15,611)	(94,326)	(78,597)	(802,183)	(638,259)
Less waived distribution expenses - Class B	(3,622)	(2,168)	(2,881)	(2,642)	(1,520)	(1,336)
Less expense paid indirectly	(501)	(501)	(496)	(500)	(471)	(472)

Total operating expenses	17,149,579	7,925,955	14,067,455	13,153,556	6,185,281	5,834,815

Net Investment Income (Loss)	38,401,260	8,022,731	(4,499,020)	13,154,681	(4,227,467)	(1,594,905)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments*	(20,681,088)	44,838,641	163,516,253	67,032,725	41,798,287	36,556,718
Foreign currencies	(5,315,558)	549,284	(87,692)	54,504	(6,252)	—
Foreign currency exchange contracts	(1,699,289)	(3,105,618)	143,225	(11,567)	6,532	—
Futures contracts	9,279,026	—	—	—	—	—
Options written	1,622,142	—	—	—	—	—
Swap contracts	(6,695,149)	—	—	—	—	—

Net realized gain (loss)	(23,489,916)	42,282,307	163,571,786	67,075,662	41,798,567	36,556,718

Net change in unrealized appreciation (depreciation) of:
Investments**	(21,409,890)	30,199,529	71,146,218	105,233,844	41,735,972	45,341,905
Foreign currencies	113,039	(59,370)	(3,296)	(19,448)	—	1,267
Foreign currency exchange contracts	(3,479,638)	(2,084,459)	(283)	—	(9)	—
Futures contracts	(1,034,743)	—	—	—	—	—
Options written	332,714	—	—	—	—	—
Swap contracts	(5,391,593)	—	—	—	—	—

Net change in unrealized appreciation (depreciation)	(30,870,111)	28,055,700	71,142,639	105,214,396	41,735,963	45,343,172

Net Realized and Unrealized Gain (Loss)	(54,360,027)	70,338,007	234,714,425	172,290,058	83,534,530	81,899,890

Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,958,767)	$78,360,738	$230,215,405	$185,444,739	$79,307,063	$80,304,985

*Includes $53,545 capital gain taxes paid for Optimum Fixed Income Fund.

**Includes $44,688 capital gain taxes accrued for Optimum International Fund.

See accompanying notes, which are an integral part of the financial statements.

98

Statements of changes in net assets

Optimum Fund Trust

	Optimum Fixed Income Fund		Optimum International Fund
	Year ended		Year ended
	3/31/14	3/31/13	3/31/14	3/31/13
Increase (Decrease) in Net Assets from Operations:

Net investment income	$38,401,260	$34,100,193	$8,022,731	$6,798,963
Net realized gain (loss)	(23,489,916)	21,996,568	42,282,307	(3,421,873)
Net change in unrealized appreciation (depreciation)	(30,870,111)	15,766,766	28,055,700	24,944,422

Net increase (decrease) in net assets resulting from operations	(15,958,767)	71,863,527	78,360,738	28,321,512

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(607,560)	(705,869)	(71,136)	(221,995)
Class B	(10,243)	(18,326)	(2,198)	(14,640)
Class C	(1,279,141)	(1,734,659)	(128,217)	(604,569)
Institutional Class	(25,186,612)	(24,459,033)	(5,108,799)	(7,542,985)

Net realized gain:
Class A	(117,055)	(885,521)	—	—
Class B	(3,398)	(47,372)	—	—
Class C	(446,725)	(3,438,394)	—	—
Institutional Class	(3,834,085)	(24,939,659)	—	—

	(31,484,819)	(56,228,833)	(5,310,350)	(8,384,189)

Capital Share Transactions:
Proceeds from shares sold:
Class A	9,525,104	6,614,929	1,958,772	1,218,380
Class B	113,873	296,046	19,764	848
Class C	34,709,090	21,603,340	6,035,603	2,704,519
Institutional Class	500,376,862	409,166,594	166,107,011	196,255,415

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	703,966	1,505,154	70,139	216,582
Class B	12,872	60,765	2,114	13,932
Class C	1,701,326	5,073,086	125,977	593,528
Institutional Class	28,740,751	48,185,066	5,073,768	7,407,070

	575,883,844	492,504,980	179,393,148	208,410,274

Cost of shares redeemed:
Class A	(6,935,320)	(8,123,561)	(1,707,398)	(1,675,759)
Class B	(779,341)	(2,263,772)	(283,253)	(743,674)
Class C	(25,916,378)	(27,829,130)	(4,922,840)	(5,840,722)
Institutional Class	(275,846,637)	(187,677,528)	(75,350,955)	(47,790,686)

	(309,477,676)	(225,893,991)	(82,264,446)	(56,050,841)

Increase in net assets derived from capital share transactions	266,406,168	266,610,989	97,128,702	152,359,433

Net Increase in Net Assets	218,962,582	282,245,683	170,179,090	172,296,756

Net Assets:
Beginning of year	1,495,295,161	1,213,049,478	468,287,477	295,990,721

End of year	$1,714,257,743	$1,495,295,161	$638,466,567	$468,287,477

Undistributed net investment income	$15,403,925	$8,689,178	$2,497,578	$931,692

See accompanying notes, which are an integral part of the financial statements.

(continues)	99

Statements of changes in net assets

Optimum Fund Trust

	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
	Year ended		Year ended
	3/31/14	3/31/13	3/31/14	3/31/13
Increase (Decrease) in Net Assets from Operations:

Net investment income (loss)	$(4,499,020)	$2,380,496	$13,154,681	$13,156,132
Net realized gain	163,571,786	81,753,995	67,075,662	31,574,106
Net change in unrealized appreciation (depreciation)	71,142,639	(18,234,555)	105,214,396	55,356,045

Net increase in net assets resulting from operations	230,215,405	65,899,936	185,444,739	100,086,283

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	(14,343)	(236,189)	(732,104)
Class B	—	—	(1,805)	(32,069)
Class C	—	—	(82,417)	(1,492,048)
Institutional Class	(149,730)	(1,935,816)	(8,692,742)	(19,050,268)

Net realized gain:
Class A	(3,780,983)	—	—	—
Class B	(124,078)	—	—	—
Class C	(13,379,555)	—	—	—
Institutional Class	(88,348,179)	—	—	—

	(105,782,525)	(1,950,159)	(9,013,153)	(21,306,489)

Capital Share Transactions:
Proceeds from shares sold:
Class A	4,278,699	3,617,845	4,044,375	3,489,269
Class B	—	—	1,935	8,398
Class C	12,295,792	8,431,034	12,080,730	8,322,880
Institutional Class	260,083,733	153,435,556	257,308,753	153,379,757

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,742,628	13,990	233,521	715,995
Class B	122,957	—	1,804	30,412
Class C	13,354,876	—	82,351	1,465,095
Institutional Class	88,289,266	1,902,244	8,665,410	18,733,067

	382,167,951	167,400,669	282,418,879	186,144,873

Cost of shares redeemed:
Class A	(7,683,829)	(6,020,536)	(6,111,227)	(5,615,546)
Class B	(1,035,685)	(2,257,306)	(977,280)	(2,218,584)
Class C	(26,676,702)	(20,960,355)	(20,860,221)	(20,042,010)
Institutional Class	(156,532,584)	(131,987,000)	(143,870,889)	(124,035,542)

	(191,928,800)	(161,225,197)	(171,819,617)	(151,911,682)

Increase in net assets derived from capital share transactions	190,239,151	6,175,472	110,599,262	34,233,191

Net Increase in Net Assets	314,672,031	70,125,249	287,030,848	113,012,985

Net Assets:
Beginning of year	878,975,083	808,849,834	877,011,375	763,998,390

End of year	$1,193,647,114	$878,975,083	$1,164,042,223	$877,011,375

Undistributed net investment income	$136,365	$249,945	$5,843,213	$1,658,748

See accompanying notes, which are an integral part of the financial statements.

100

	Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund
	Year ended		Year ended
	3/31/14	3/31/13	3/31/14	3/31/13
Increase (Decrease) in Net Assets from Operations:

Net investment income (loss)	$(4,227,467)	$(1,174,663)	$(1,594,905)	$216,629
Net realized gain	41,798,567	26,724,572	36,556,718	31,057,975
Net change in unrealized appreciation (depreciation)	41,735,963	18,388,786	45,343,172	14,876,101

Net increase in net assets resulting from operations	79,307,063	43,938,695	80,304,985	46,150,705

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	—	—	(92,035)	(129,104)

Net realized gain:
Class A	(705,607)	(142,744)	(661,267)	(180,540)
Class B	(25,053)	(12,682)	(24,770)	(16,448)
Class C	(2,430,254)	(527,248)	(2,497,276)	(711,537)
Institutional Class	(36,720,711)	(7,805,533)	(39,680,287)	(10,877,947)

	(39,881,625)	(8,488,207)	(42,955,635)	(11,915,576)

Capital Share Transactions:
Proceeds from shares sold:
Class A	863,138	733,570	566,977	621,539
Class C	2,312,977	1,452,841	1,599,572	1,369,455
Institutional Class	114,271,501	77,287,163	113,886,038	77,146,866

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	698,439	140,773	651,876	176,797
Class B	24,611	12,323	23,763	15,664
Class C	2,419,840	522,531	2,480,011	702,460
Institutional Class	36,468,070	7,690,684	39,475,438	10,840,542

	157,058,576	87,839,885	158,683,675	90,873,323

Cost of shares redeemed:
Class A	(1,464,584)	(1,009,965)	(1,379,142)	(940,201)
Class B	(181,096)	(422,410)	(162,113)	(436,293)
Class C	(4,796,730)	(3,717,995)	(4,715,105)	(3,525,201)
Institutional Class	(72,394,143)	(118,385,259)	(68,108,979)	(112,192,164)

	(78,836,553)	(123,535,629)	(74,365,339)	(117,093,859)

Increase (decrease) in net assets derived from capital share transactions	78,222,023	(35,695,744)	84,318,336	(26,220,536)

Net Increase (Decrease) in Net Assets	117,647,461	(245,256)	121,667,686	8,014,593

Net Assets:
Beginning of year	349,037,811	349,283,067	344,762,903	336,748,310

End of year	$466,685,272	$349,037,811	$466,430,589	$344,762,903

Undistributed (distributions in excess of) net investment income	$—	$(992,046)	$—	$97,355

See accompanying notes, which are an integral part of the financial statements.

(continues)	101

Financial Highlights

Optimum Fixed Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10
Net asset value, beginning of period	$9.850	$9.710	$9.550	$9.290	$7.750

Income (loss) from investment operations:
Net investment income[1]	0.213	0.225	0.293	0.391	0.661
Net realized and unrealized gain (loss)	(0.353)	0.302	0.338	0.247	1.482

Total from investment operations	(0.140)	0.527	0.631	0.638	2.143

Less dividends and distributions from:
Net investment income	(0.142)	(0.172)	(0.342)	(0.378)	(0.603)
Net realized gain	(0.028)	(0.215)	(0.129)	—	—

Total dividends and distributions	(0.170)	(0.387)	(0.471)	(0.378)	(0.603)

Net asset value, end of period	$9.540	$9.850	$9.710	$9.550	$9.290

Total return[2]	(1.40% )	5.47%	6.71%	7.01%	28.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,241	$41,210	$40,620	$39,758	$40,808
Ratio of expenses to average net assets	1.31%	1.35%	1.35%	1.35%	1.31%
Ratio of expenses to average net assets prior to fees waived	1.34%	1.40%	1.44%	1.46%	1.48%
Ratio of net investment income to average net assets	2.24%	2.27%	3.01%	4.10%	7.49%
Ratio of net investment income to average net assets prior to fees waived	2.21%	2.22%	2.92%	3.99%	7.32%
Portfolio turnover	323%3	208%	211%	273%	134%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]

As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC’s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2014.

See accompanying notes, which are an integral part of the financial statements.

102

Optimum Fixed Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10
Net asset value, beginning of period	$9.840	$9.700	$9.540	$9.280	$7.750

Income (loss) from investment operations:
Net investment income[1]	0.189	0.161	0.229	0.328	0.604
Net realized and unrealized gain (loss)	(0.345)	0.302	0.340	0.248	1.486

Total from investment operations	(0.156)	0.463	0.569	0.576	2.090

Less dividends and distributions from:
Net investment income	(0.106)	(0.108)	(0.280)	(0.316)	(0.560)
Net realized gain	(0.028)	(0.215)	(0.129)	—	—

Total dividends and distributions	(0.134)	(0.323)	(0.409)	(0.316)	(0.560)

Net asset value, end of period	$9.550	$9.840	$9.700	$9.540	$9.280

Total return[2]	(1.57% )	4.69%	6.15%	6.32%	27.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$508	$1,203	$3,056	$4,714	$5,587
Ratio of expenses to average net assets	1.57%	2.00%	2.00%	2.00%	1.96%
Ratio of expenses to average net assets prior to fees waived	2.02%	2.05%	2.09%	2.11%	2.13%
Ratio of net investment income to average net assets	1.98%	1.62%	2.36%	3.45%	6.84%
Ratio of net investment income to average net assets prior to fees waived	1.53%	1.57%	2.27%	3.34%	6.67%
Portfolio turnover	323%[3]	208%	211%	273%	134%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]

As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC’s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2014.

See accompanying notes, which are an integral part of the financial statements.

(continues)	103

Financial Highlights

Optimum Fixed Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10
Net asset value, beginning of period	$9.840	$9.710	$9.540	$9.280	$7.760

Income (loss) from investment operations:
Net investment income[1]	0.148	0.161	0.229	0.329	0.604
Net realized and unrealized gain (loss)	(0.351)	0.292	0.350	0.247	1.476

Total from investment operations	(0.203)	0.453	0.579	0.576	2.080

Less dividends and distributions from:
Net investment income	(0.079)	(0.108)	(0.280)	(0.316)	(0.560)
Net realized gain	(0.028)	(0.215)	(0.129)	—	—

Total dividends and distributions	(0.107)	(0.323)	(0.409)	(0.316)	(0.560)

Net asset value, end of period	$9.530	$9.840	$9.710	$9.540	$9.280

Total return[2]	(2.06% )	4.69%	6.15%	6.32%	27.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$161,353	$155,728	$154,778	$159,759	$170,214
Ratio of expenses to average net assets	1.99%	2.00%	2.00%	2.00%	1.96%
Ratio of expenses to average net assets prior to fees waived	2.02%	2.05%	2.09%	2.11%	2.13%
Ratio of net investment income to average net assets	1.56%	1.62%	2.36%	3.45%	6.84%
Ratio of net investment income to average net assets prior to fees waived	1.53%	1.57%	2.27%	3.34%	6.67%
Portfolio turnover	323%[3]	208%	211%	273%	134%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC’s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2014.

See accompanying notes, which are an integral part of the financial statements.

104

Optimum Fixed Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10
Net asset value, beginning of period	$9.850	$9.710	$9.550	$9.290	$7.740

Income (loss) from investment operations:
Net investment income[1]	0.244	0.260	0.327	0.424	0.692
Net realized and unrealized gain (loss)	(0.350)	0.301	0.338	0.247	1.484

Total from investment operations	(0.106)	0.561	0.665	0.671	2.176

Less dividends and distributions from:
Net investment income	(0.176)	(0.206)	(0.376)	(0.411)	(0.626)
Net realized gain	(0.028)	(0.215)	(0.129)	—	—

Total dividends and distributions	(0.204)	(0.421)	(0.505)	(0.411)	(0.626)

Net asset value, end of period	$9.540	$9.850	$9.710	$9.550	$9.290

Total return[2]	(1.05% )	5.72%	7.20%	7.39%	28.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,509,156	$1,297,154	$1,014,595	$791,984	$579,694
Ratio of expenses to average net assets	0.99%	1.00%	1.00%	1.00%	0.96%
Ratio of expenses to average net assets prior to fees waived	1.02%	1.05%	1.09%	1.11%	1.13%
Ratio of net investment income to average net assets	2.56%	2.62%	3.36%	4.45%	7.84%
Ratio of net investment income to average net assets prior to fees waived	2.53%	2.57%	3.27%	4.34%	7.67%
Portfolio turnover	323%[3]	208%	211%	273%	134%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC’s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2014.

See accompanying notes, which are an integral part of the financial statements.

(continues)	105

Financial Highlights

Optimum International Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10
Net asset value, beginning of period	$10.970	$10.420	$11.200	$10.340	$7.010

Income (loss) from investment operations:
Net investment income[1]	0.142	0.185	0.192	0.129	0.124
Net realized and unrealized gain (loss)	1.540	0.620	(0.790)	0.887	3.366

Total from investment operations	1.682	0.805	(0.598)	1.016	3.490

Less dividends and distributions from:
Net investment income	(0.082)	(0.255)	(0.182)	(0.156)	(0.160)

Total dividends and distributions	(0.082)	(0.255)	(0.182)	(0.156)	(0.160)

Net asset value, end of period	$12.570	$10.970	$10.420	$11.200	$10.340

Total return[2]	15.31%	8.10%	(5.30% )	10.19%	50.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,277	$9,553	$9,318	$11,189	$12,082
Ratio of expenses to average net assets	1.68%	1.75%	1.75%	1.75%	1.75%
Ratio of expenses to average net assets prior to fees waived	1.68%	1.84%	1.84%	1.88%	1.94%
Ratio of net investment income to average net assets	1.20%	1.81%	1.84%	1.26%	1.30%
Ratio of net investment income to average net assets prior to fees waived	1.20%	1.72%	1.75%	1.13%	1.11%
Portfolio turnover	126%	70%	50%	95%	91%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

106

Optimum International Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10
Net asset value, beginning of period	$10.760	$10.220	$10.940	$10.100	$6.880

Income (loss) from investment operations:
Net investment income[1]	0.137	0.115	0.122	0.061	0.064
Net realized and unrealized gain (loss)	1.510	0.617	(0.773)	0.875	3.304

Total from investment operations	1.647	0.732	(0.651)	0.936	3.368

Less dividends and distributions from:
Net investment income	(0.067)	(0.192)	(0.069)	(0.096)	(0.148)

Total dividends and distributions	(0.067)	(0.192)	(0.069)	(0.096)	(0.148)

Net asset value, end of period	$12.340	$10.760	$10.220	$10.940	$10.100

Total return[2]	15.37%	7.38%	(5.94% )	9.49%	49.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$199	$412	$1,139	$1,868	$2,243
Ratio of expenses to average net assets	1.69%	2.40%	2.40%	2.40%	2.40%
Ratio of expenses to average net assets prior to fees waived	2.36%	2.49%	2.49%	2.53%	2.59%
Ratio of net investment income to average net assets	1.19%	1.16%	1.19%	0.61%	0.65%
Ratio of net investment income to average net assets prior to fees waived	0.52%	1.07%	1.10%	0.48%	0.46%
Portfolio turnover	126%	70%	50%	95%	91%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)	107

Financial Highlights

Optimum International Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10
Net asset value, beginning of period	$10.760	$10.230	$10.950	$10.100	$6.890

Income (loss) from investment operations:
Net investment income[1]	0.061	0.116	0.122	0.061	0.064
Net realized and unrealized gain (loss)	1.512	0.606	(0.773)	0.885	3.294

Total from investment operations	1.573	0.722	(0.651)	0.946	3.358

Less dividends and distributions from:
Net investment income	(0.043)	(0.192)	(0.069)	(0.096)	(0.148)

Total dividends and distributions	(0.043)	(0.192)	(0.069)	(0.096)	(0.148)

Net asset value, end of period	$12.290	$10.760	$10.230	$10.950	$10.100

Total return[2]	14.56%	7.37%	(5.94% )	9.59%	49.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$37,893	$32,064	$32,995	$39,762	$43,260
Ratio of expenses to average net assets	2.36%	2.40%	2.40%	2.40%	2.40%
Ratio of expenses to average net assets prior to fees waived	2.36%	2.49%	2.49%	2.53%	2.59%
Ratio of net investment income to average net assets	0.52%	1.16%	1.19%	0.61%	0.65%
Ratio of net investment income to average net assets prior to fees waived	0.52%	1.07%	1.10%	0.48%	0.46%
Portfolio turnover	126%	70%	50%	95%	91%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

108

Optimum International Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10
Net asset value, beginning of period	$11.050	$10.490	$11.300	$10.430	$7.050

Income (loss) from investment operations:
Net investment income[1]	0.182	0.223	0.229	0.168	0.157
Net realized and unrealized gain (loss)	1.551	0.627	(0.793)	0.887	3.393

Total from investment operations	1.733	0.850	(0.564)	1.055	3.550

Less dividends and distributions from:
Net investment income	(0.123)	(0.290)	(0.246)	(0.185)	(0.170)

Total dividends and distributions	(0.123)	(0.290)	(0.246)	(0.185)	(0.170)

Net asset value, end of period	$12.660	$11.050	$10.490	$11.300	$10.430

Total return[2]	15.79%	8.41%	(4.93% )	10.55%	50.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$589,098	$426,258	$252,539	$226,512	$146,156
Ratio of expenses to average net assets	1.36%	1.40%	1.40%	1.40%	1.40%
Ratio of expenses to average net assets prior to fees waived	1.36%	1.49%	1.49%	1.53%	1.59%
Ratio of net investment income to average net assets	1.52%	2.16%	2.19%	1.61%	1.65%
Ratio of net investment income to average net assets prior to fees waived	1.52%	2.07%	2.10%	1.48%	1.46%
Portfolio turnover	126%	70%	50%	95%	91%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)	109

Financial Highlights

Optimum Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12		3/31/11		3/31/10
Net asset value, beginning of period	$14.530	$13.480	$12.430		$10.640		$6.990

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.099)	0.014	(0.040)		(0.062)		(0.025)
Net realized and unrealized gain	3.631	1.042	1.090		1.852		3.675

Total from investment operations	3.532	1.056	1.050		1.790		3.650

Less dividends and distributions from:
Net investment income	—	(0.006)	—		—		—
Net realized gain	(1.672)	—	—		—		—

Total dividends and distributions	(1.672)	(0.006)	—		—		—

Net asset value, end of period	$16.390	$14.530	$13.480		$12.430		$10.640

Total return[2]	25.17%	7.76%	8.45%		16.82%		52.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,044	$34,182	$34,170		$35,359		$36,288
Ratio of expenses to average net assets	1.54%	1.60%	1.61%		1.61%		1.61%
Ratio of expenses to average net assets prior to fees waived	1.55%	1.63%	1.64%		1.64%		1.66%
Ratio of net investment income (loss) to average net assets	(0.62% )	0.10%	(0.34%	)	(0.57%	)	(0.28%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.63% )	0.07%	(0.37%	)	(0.60%	)	(0.33%	)
Portfolio turnover	98%	102%	89%		117%		145%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

110

Optimum Large Cap Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13		3/31/12		3/31/11		3/31/10

Net asset value, beginning of period	$13.630	$12.730		$11.820		$10.180		$6.730

Income (loss) from investment operations:
Net investment loss[1]	(0.154)	(0.068)		(0.112)		(0.127)		(0.081)
Net realized and unrealized gain	3.406	0.968		1.022		1.767		3.531

Total from investment operations	3.252	0.900		0.910		1.640		3.450

Less dividends and distributions from:
Net realized gain	(1.672)	—		—		—		—

Total dividends and distributions	(1.672)	—		—		—		—

Net asset value, end of period	$15.210	$13.630		$12.730		$11.820		$10.180

Total return[2]	24.67%	7.07%		7.70%		16.11%		51.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$686	$1,447		$3,628		$5,381		$6,135
Ratio of expenses to average net assets	1.97%	2.25%		2.26%		2.26%		2.26%
Ratio of expenses to average net assets prior to fees waived	2.23%	2.28%		2.29%		2.29%		2.31%
Ratio of net investment loss to average net assets	(1.05% )	(0.55%	)	(0.99%	)	(1.22%	)	(0.93%	)
Ratio of net investment loss to average net assets prior to fees waived	(1.31% )	(0.58%	)	(1.02%	)	(1.25%	)	(0.98%	)
Portfolio turnover	98%	102%		89%		117%		145%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)	111

Financial Highlights

Optimum Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13		3/31/12		3/31/11		3/31/10

Net asset value, beginning of period	$13.630	$12.720		$11.820		$10.180		$6.730

Income (loss) from investment operations:
Net investment loss[1]	(0.192)	(0.069)		(0.112)		(0.127)		(0.081)
Net realized and unrealized gain	3.394	0.979		1.012		1.767		3.531

Total from investment operations	3.202	0.910		0.900		1.640		3.450

Less dividends and distributions from:
Net realized gain	(1.672)	—		—		—		—

Total dividends and distributions	(1.672)	—		—		—		—

Net asset value, end of period	$15.160	$13.630		$12.720		$11.820		$10.180

Total return[2]	24.27%	7.15%		7.61%		16.11%		51.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$127,540	$115,242		$120,183		$128,256		$132,242
Ratio of expenses to average net assets	2.22%	2.25%		2.26%		2.26%		2.26%
Ratio of expenses to average net assets prior to fees waived	2.23%	2.28%		2.29%		2.29%		2.31%
Ratio of net investment loss to average net assets	(1.30% )	(0.55%	)	(0.99%	)	(1.22%	)	(0.93%	)
Ratio of net investment loss to average net assets prior to fees waived	(1.31% )	(0.58%	)	(1.02%	)	(1.25%	)	(0.98%	)
Portfolio turnover	98%	102%		89%		117%		145%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

112

Optimum Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12		3/31/11		3/31/10

Net asset value, beginning of period	$14.970	$13.880	$12.760		$10.880		$7.130

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.049)	0.062	0.002		(0.025)		0.007
Net realized and unrealized gain	3.754	1.068	1.118		1.905		3.758

Total from investment operations	3.705	1.130	1.120		1.880		3.765

Less dividends and distributions from:
Net investment income	(0.003)	(0.040)	—		—		(0.015)
Net realized gain	(1.672)	—	—		—		—

Total dividends and distributions	(1.675)	(0.040)	—		—		(0.015)

Net asset value, end of period	$17.000	$14.970	$13.880		$12.760		$10.880

Total return[2]	25.51%	8.25%	8.78%		17.28%		52.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,026,377	$728,104	$650,869		$587,141		$532,282
Ratio of expenses to average net assets	1.22%	1.25%	1.26%		1.26%		1.26%
Ratio of expenses to average net assets prior to fees waived	1.23%	1.28%	1.29%		1.29%		1.31%
Ratio of net investment income (loss) to average net assets	(0.30% )	0.45%	0.01%		(0.22%	)	0.07%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.31% )	0.42%	(0.02%	)	(0.25%	)	0.02%
Portfolio turnover	98%	102%	89%		117%		145%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)	113

Financial Highlights

Optimum Large Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10

Net asset value, beginning of period	$12.900	$11.750	$11.060	$9.830	$6.710

Income from investment operations:
Net investment income[1]	0.157	0.173	0.133	0.075	0.118
Net realized and unrealized gain	2.399	1.259	0.635	1.274	3.181

Total from investment operations	2.556	1.432	0.768	1.349	3.299

Less dividends and distributions from:
Net investment income	(0.096)	(0.282)	(0.078)	(0.119)	(0.179)

Total dividends and distributions	(0.096)	(0.282)	(0.078)	(0.119)	(0.179)

Net asset value, end of period	$15.360	$12.900	$11.750	$11.060	$9.830

Total return[2]	19.96%	12.48%	7.01%	14.00%	49.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$37,299	$32,995	$31,478	$33,892	$34,167
Ratio of expenses to average net assets	1.50%	1.57%	1.57%	1.59%	1.58%
Ratio of expenses to average net assets prior to fees waived	1.51%	1.59%	1.60%	1.61%	1.62%
Ratio of net investment income to average net assets	1.12%	1.48%	1.25%	0.77%	1.38%
Ratio of net investment income to average net assets prior to fees waived	1.11%	1.46%	1.22%	0.75%	1.34%
Portfolio turnover	37%	49%	57%	82%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

114

Optimum Large Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10

Net asset value, beginning of period	$12.790	$11.600	$10.930	$9.720	$6.630

Income from investment operations:
Net investment income[1]	0.093	0.095	0.063	0.012	0.063
Net realized and unrealized gain	2.403	1.255	0.622	1.262	3.147

Total from investment operations	2.496	1.350	0.685	1.274	3.210

Less dividends and distributions from:
Net investment income	(0.026)	(0.160)	(0.015)	(0.064)	(0.120)

Total dividends and distributions	(0.026)	(0.160)	(0.015)	(0.064)	(0.120)

Net asset value, end of period	$15.260	$12.790	$11.600	$10.930	$9.720

Total return[2]	19.53%	11.84%	6.28%	13.25%	48.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$649	$1,425	$3,478	$5,135	$5,943
Ratio of expenses to average net assets	1.94%	2.22%	2.22%	2.24%	2.23%
Ratio of expenses to average net assets prior to fees waived	2.19%	2.24%	2.25%	2.26%	2.27%
Ratio of net investment income to average net assets	0.68%	0.83%	0.60%	0.12%	0.73%
Ratio of net investment income to average net assets prior to fees waived	0.43%	0.81%	0.57%	0.10%	0.69%
Portfolio turnover	37%	49%	57%	82%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)	115

Financial Highlights

Optimum Large Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10

Net asset value, beginning of period	$12.780	$11.590	$10.930	$9.710	$6.630

Income from investment operations:
Net investment income[1]	0.061	0.096	0.063	0.012	0.063
Net realized and unrealized gain	2.389	1.254	0.612	1.272	3.137

Total from investment operations	2.450	1.350	0.675	1.284	3.200

Less dividends and distributions from:
Net investment income	(0.010)	(0.160)	(0.015)	(0.064)	(0.120)

Total dividends and distributions	(0.010)	(0.160)	(0.015)	(0.064)	(0.120)

Net asset value, end of period	$15.220	$12.780	$11.590	$10.930	$9.710

Total return[2]	19.17%	11.85%	6.19%	13.37%	48.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$123,541	$111,806	$111,557	$119,899	$125,961
Ratio of expenses to average net assets	2.18%	2.22%	2.22%	2.24%	2.23%
Ratio of expenses to average net assets prior to fees waived	2.19%	2.24%	2.25%	2.26%	2.27%
Ratio of net investment income to average net assets	0.44%	0.83%	0.60%	0.12%	0.73%
Ratio of net investment income to average net assets prior to fees waived	0.43%	0.81%	0.57%	0.10%	0.69%
Portfolio turnover	37%	49%	57%	82%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

116

Optimum Large Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10
Net asset value, beginning of period	$12.920	$11.800	$11.110	$9.870	$6.740

Income from investment operations:
Net investment income[1]	0.203	0.214	0.171	0.110	0.148
Net realized and unrealized gain	2.410	1.255	0.631	1.279	3.193

Total from investment operations	2.613	1.469	0.802	1.389	3.341

Less dividends and distributions from:
Net investment income	(0.143)	(0.349)	(0.112)	(0.149)	(0.211)

Total dividends and distributions	(0.143)	(0.349)	(0.112)	(0.149)	(0.211)

Net asset value, end of period	$15.390	$12.920	$11.800	$11.110	$9.870

Total return[2]	20.31%	12.92%	7.32%	14.42%	50.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,002,553	$730,785	$617,485	$550,313	$480,762
Ratio of expenses to average net assets	1.18%	1.22%	1.22%	1.24%	1.23%
Ratio of expenses to average net assets prior to fees waived	1.19%	1.24%	1.25%	1.26%	1.27%
Ratio of net investment income to average net assets	1.44%	1.83%	1.60%	1.12%	1.73%
Ratio of net investment income to average net assets prior to fees waived	1.43%	1.81%	1.57%	1.10%	1.69%
Portfolio turnover	37%	49%	57%	82%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)	117

Financial Highlights

Optimum Small-Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11		3/31/10
Net asset value, beginning of period	$14.260	$13.000	$13.900	$11.150		$6.760

Income (loss) from investment operations:
Net investment loss[1]	(0.193)	(0.079)	(0.169)	(0.149)		(0.123)
Net realized and unrealized gain	3.073	1.653	0.064	2.899		4.513

Total from investment operations	2.880	1.574	(0.105)	2.750		4.390

Less dividends and distributions from:
Net realized gain	(1.570)	(0.314)	(0.795)	—		—

Total dividends and distributions	(1.570)	(0.314)	(0.795)	—		—

Net asset value, end of period	$15.570	$14.260	$13.000	$13.900		$11.150

Total return[2]	21.63%	12.50%	0.33%	24.66%		64.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,158	$6,415	$5,989	$6,866		$6,736
Ratio of expenses to average net assets	1.76%	1.86%	1.90%	1.90%		1.90%
Ratio of expenses to average net assets prior to fees waived	1.96%	2.05%	2.06%	2.07%		2.10%
Ratio of net investment loss to average net assets	(1.28% )	(0.62% )	(1.34% )	(1.29%	)	(1.30%	)
Ratio of net investment loss to average net assets prior to fees waived	(1.48% )	(0.81% )	(1.50% )	(1.46%	)	(1.50%	)
Portfolio turnover	58%	78%	82%	86%		100%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

118

Optimum Small-Mid Cap Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11		3/31/10
Net asset value, beginning of period	$13.290	$12.220	$13.200	$10.660		$6.510

Income (loss) from investment operations:
Net investment loss[1]	(0.169)	(0.145)	(0.238)	(0.213)		(0.179)
Net realized and unrealized gain	2.859	1.529	0.053	2.753		4.329

Total from investment operations	2.690	1.384	(0.185)	2.540		4.150

Less dividends and distributions from:
Net realized gain	(1.570)	(0.314)	(0.795)	—		—

Total dividends and distributions	(1.570)	(0.314)	(0.795)	—		—

Net asset value, end of period	$14.410	$13.290	$12.220	$13.200		$10.660

Total return[2]	21.69%	11.82%	(0.28% )	23.83%		63.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$123	$261	$661	$1,063		$1,143
Ratio of expenses to average net assets	1.70%	2.47%	2.55%	2.55%		2.55%
Ratio of expenses to average net assets prior to fees waived	2.65%	2.70%	2.71%	2.72%		2.75%
Ratio of net investment loss to average net assets	(1.22% )	(1.23% )	(1.99% )	(1.94%	)	(1.95%	)
Ratio of net investment loss to average net assets prior to fees waived	(2.17% )	(1.46% )	(2.15% )	(2.11%	)	(2.15%	)
Portfolio turnover	58%	78%	82%	86%		100%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)	119

Financial Highlights

Optimum Small-Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11		3/31/10
Net asset value, beginning of period	$13.280	$12.220	$13.200	$10.660		$6.510

Income (loss) from investment operations:
Net investment loss[1]	(0.274)	(0.151)	(0.237)	(0.213)		(0.179)
Net realized and unrealized gain	2.854	1.525	0.052	2.753		4.329

Total from investment operations	2.580	1.374	(0.185)	2.540		4.150

Less dividends and distributions from:
Net realized gain	(1.570)	(0.314)	(0.795)	—		—

Total dividends and distributions	(1.570)	(0.314)	(0.795)	—		—

Net asset value, end of period	$14.290	$13.280	$12.220	$13.200		$10.660

Total return[2]	20.82%	11.73%	(0.27% )	23.83%		63.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,581	$20,921	$20,992	$24,337		$23,824
Ratio of expenses to average net assets	2.45%	2.51%	2.55%	2.55%		2.55%
Ratio of expenses to average net assets prior to fees waived	2.65%	2.70%	2.71%	2.72%		2.75%
Ratio of net investment loss to average net assets	(1.97% )	(1.27% )	(1.99% )	(1.94%	)	(1.95%	)
Ratio of net investment loss to average net assets prior to fees waived	(2.17% )	(1.46% )	(2.15% )	(2.11%	)	(2.15%	)
Portfolio turnover	58%	78%	82%	86%		100%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

120

Optimum Small-Mid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11		3/31/10

Net asset value, beginning of period	$14.780	$13.420	$14.270	$11.410		$6.900

Income (loss) from investment operations:
Net investment loss[1]	(0.152)	(0.036)	(0.128)	(0.112)		(0.091)
Net realized and unrealized gain	3.212	1.710	0.073	2.972		4.601

Total from investment operations	3.060	1.674	(0.055)	2.860		4.510

Less dividends and distributions from:
Net realized gain	(1.570)	(0.314)	(0.795)	—		—

Total dividends and distributions	(1.570)	(0.314)	(0.795)	—		—

Net asset value, end of period	$16.270	$14.780	$13.420	$14.270		$11.410

Total return[2]	22.03%	12.94%	0.68%	25.07%		65.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$436,823	$321,441	$321,641	$304,406		$204,843
Ratio of expenses to average net assets	1.45%	1.51%	1.55%	1.55%		1.55%
Ratio of expenses to average net assets prior to fees waived	1.65%	1.70%	1.71%	1.72%		1.75%
Ratio of net investment loss to average net assets	(0.97% )	(0.27% )	(0.99% )	(0.94%	)	(0.95%	)
Ratio of net investment loss to average net assets prior to fees waived	(1.17% )	(0.46% )	(1.15% )	(1.11%	)	(1.15%	)
Portfolio turnover	58%	78%	82%	86%		100%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)	121

Financial Highlights

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11		3/31/10

Net asset value, beginning of period	$13.740	$12.590	$12.610	$10.070		$5.690

Income (loss) from investment operations:
Net investment loss[1]	(0.092)	(0.027)	(0.044)	(0.062)		(0.027)
Net realized and unrealized gain	2.873	1.609	0.148	2.602		4.407

Total from investment operations	2.781	1.582	0.104	2.540		4.380

Less dividends and distributions from:
Net realized gain	(1.641)	(0.432)	(0.124)	—		—

Total dividends and distributions	(1.641)	(0.432)	(0.124)	—		—

Net asset value, end of period	$14.880	$13.740	$12.590	$12.610		$10.070

Total return[2]	21.85%	13.23%	1.01%	25.22%		76.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,058	$5,711	$5,372	$6,102		$5,918
Ratio of expenses to average net assets	1.70%	1.76%	1.79%	1.81%		1.82%
Ratio of expenses to average net assets prior to fees waived	1.86%	1.98%	1.98%	2.00%		2.13%
Ratio of net investment loss to average net assets	(0.64% )	(0.22% )	(0.38% )	(0.59%	)	(0.32%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.80% )	(0.44% )	(0.57% )	(0.78%	)	(0.63%	)
Portfolio turnover	33%	36%	30%	43%		40%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

122

Optimum Small-Mid Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11		3/31/10
Net asset value, beginning of period	$12.810	$11.840	$11.940	$9.590		$5.460

Income (loss) from investment operations:
Net investment loss[1]	(0.077)	(0.094)	(0.113)	(0.123)		(0.077)
Net realized and unrealized gain	2.668	1.496	0.137	2.473		4.207

Total from investment operations	2.591	1.402	0.024	2.350		4.130

Less dividends and distributions from:
Net realized gain	(1.641)	(0.432)	(0.124)	—		—

Total dividends and distributions	(1.641)	(0.432)	(0.124)	—		—

Net asset value, end of period	$13.760	$12.810	$11.840	$11.940		$9.590

Total return[2]	21.97%	12.53%	0.39%	24.50%		75.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$110	$236	$653	$1,038		$1,114
Ratio of expenses to average net assets	1.65%	2.37%	2.44%	2.46%		2.47%
Ratio of expenses to average net assets prior to fees waived	2.56%	2.63%	2.63%	2.65%		2.78%
Ratio of net investment loss to average net assets	(0.59% )	(0.83% )	(1.03% )	(1.24%	)	(0.97%	)
Ratio of net investment loss to average net assets prior to fees waived	(1.50% )	(1.09% )	(1.22% )	(1.43%	)	(1.28%	)
Portfolio turnover	33%	36%	30%	43%		40%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)	123

Financial Highlights

Optimum Small-Mid Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11		3/31/10
Net asset value, beginning of period	$12.800	$11.830	$11.930	$9.590		$5.460

Income (loss) from investment operations:
Net investment loss[1]	(0.175)	(0.100)	(0.113)	(0.124)		(0.076)
Net realized and unrealized gain	2.646	1.502	0.137	2.464		4.206

Total from investment operations	2.471	1.402	0.024	2.340		4.130

Less dividends and distributions from:
Net realized gain	(1.641)	(0.432)	(0.124)	—		—

Total dividends and distributions	(1.641)	(0.432)	(0.124)	—		—

Net asset value, end of period	$13.630	$12.800	$11.830	$11.930		$9.590

Total return[2]	21.08%	12.45%	0.39%	24.40%		75.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,846	$20,058	$19,986	$22,797		$22,163
Ratio of expenses to average net assets	2.40%	2.41%	2.44%	2.46%		2.47%
Ratio of expenses to average net assets prior to fees waived	2.56%	2.63%	2.63%	2.65%		2.78%
Ratio of net investment loss to average net assets	(1.34% )	(0.87% )	(1.03% )	(1.24%	)	(0.97%	)
Ratio of net investment loss to average net assets prior to fees waived	(1.50% )	(1.09% )	(1.22% )	(1.43%	)	(1.28%	)
Portfolio turnover	33%	36%	30%	43%		40%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

124

Optimum Small-Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/14	3/31/13	3/31/12	3/31/11		3/31/10
Net asset value, beginning of period	$14.230	$12.990	$12.960	$10.310		$5.820

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.050)	0.016	(0.004)	(0.026)		0.002
Net realized and unrealized gain	2.995	1.661	0.158	2.676		4.505

Total from investment operations	2.945	1.677	0.154	2.650		4.507

Less dividends and distributions from:
Net investment income	(0.004)	(0.005)	—	—		(0.008)
Net realized gain	(1.641)	(0.432)	(0.124)	—		—
Return of capital	—	—	—	—		(0.009)

Total dividends and distributions	(1.645)	(0.437)	(0.124)	—		(0.017)

Net asset value, end of period	$15.530	$14.230	$12.990	$12.960		$10.310

Total return[2]	22.29%	13.56%	1.37%	25.70%		77.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$439,417	$318,758	$310,737	$274,495		$161,862
Ratio of expenses to average net assets	1.40%	1.41%	1.44%	1.46%		1.47%
Ratio of expenses to average net assets prior to fees waived	1.56%	1.63%	1.63%	1.65%		1.78%
Ratio of net investment income (loss) to average net assets	(0.34% )	0.13%	(0.03% )	(0.24%	)	0.03%
Ratio of net investment loss to average net assets prior to fees waived	(0.50% )	(0.09% )	(0.22% )	(0.43%	)	(0.28% )
Portfolio turnover	33%	36%	30%	43%		40%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)	125

Notes to financial statements

Optimum Fund Trust

March 31, 2014

Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, (each, a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Optimum Fixed Income Fund and 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to Aug. 1, 2007, Class B shares were sold with a CDSC that declined from 4.00% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Optimum Fixed Income Fund is to seek a high level of income. The Fund may also seek growth of capital.

The investment objective of Optimum International Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Large Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Large Cap Value Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Small-Mid Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Small-Mid Cap Value Fund is to seek long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swap options contracts (swaptions) and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker / dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-U.S.

126

markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, each Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (March 31, 2011–March 31, 2014) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries it invests in that may date back to the inception of each Fund.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 31, 2014.

Reverse Repurchase Agreements – Optimum Fixed Income Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker / dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain in a segregated account, cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker / dealers (but no collateral is required on reverse repurchase agreements with banks). The Fund will subject its investments in reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. At March 31, 2014, there were no open reverse repurchase agreements in the Fund.

To Be Announced Trades (TBA) – Optimum Fixed Income Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the statements of operations under the caption net realized gain (loss) on foreign currencies. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

(continues)	127

Notes to financial statements

Optimum Fund Trust

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund declares and pays distributions from net investment income and net realized gain on investments, if any, at least annually. The Funds may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended March 31, 2014.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended March 31, 2014, each Fund earned the following amounts under this agreement:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$501	$501	$496	$500	$471	$472

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

Delaware Management Company (DMC), a series of Delaware Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Trust’s Board, to select and contract with one or more investment sub-advisors to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisors out of its fees.

In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

Optimum Fixed Income Fund	0.7000% of net assets up to $25 million
0.6500% of net assets from $25 million to $100 million
0.6000% of net assets from $100 million to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets from $1 billion to $2.5 billion
0.4750% of net assets over $2.5 billion

128

Optimum International Fund	0.8750% of net assets up to $50 million
0.8000% of net assets from $50 million to $100 million
0.7800% of net assets from $100 million to $300 million
0.7650% of net assets from $300 million to $400 million
0.7300% of net assets over $400 million

Optimum Large Cap Growth Fund	0.8000% of net assets up to $250 million
0.7875% of net assets from $250 million to $300 million
0.7625% of net assets from $300 million to $400 million
0.7375% of net assets from $400 million to $500 million
0.7250% of net assets from $500 million to $1 billion
0.7100% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

Optimum Large Cap Value Fund	0.8000% of net assets up to $100 million
0.7375% of net assets from $100 million to $250 million
0.7125% of net assets from $250 million to $500 million
0.6875% of net assets from $500 million to $1 billion
0.6675% of net assets from $1 billion to $1.5 billion
0.6475% of net assets over $1.5 billion

Optimum Small-Mid Cap Growth Fund	1.1000% of net assets

Optimum Small-Mid Cap Value Fund	1.0500% of net assets up to $75 million
1.0250% of net assets from $75 million to $150 million
1.0000% of net assets over $150 million

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – Pacific Investment Management Company, LLC (PIMCO); Optimum International Fund – BlackRock Advisors, LLC (BlackRock) and EARNEST Partners, LLC (EARNEST); Optimum Large Cap Growth Fund – T. Rowe Price Associates, Inc. (T. Rowe Price), and Fred Alger Management, Inc. (Alger); Optimum Large Cap Value Fund – Massachusetts Financial Services Company (MFS) and Herndon Capital Management, LLC (Herndon); Optimum Small-Mid Cap Growth Fund – Columbia Wanger Asset Management, LLC (Columbia WAM) and Wellington Management Company, LLP (Wellington Management); Optimum Small-Mid Cap Value Fund – The Killen Group, Inc. (Killen), Westwood Management Corp. (Westwood) and The Delafield Group, a division of Tocqueville Asset Management L.P. (Tocqueville). Prior to June 19, 2013, Marisco Capital Management, LLC (Marisco) was also a sub-advisor for Optimum Large Cap Growth Fund. Prior to Oct. 10, 2013, Mondrian Investment Partners Limited (Mondrian) was also a sub-advisor for Optimum International Fund.

For the year ended March 31, 2014, DMC paid the following sub-advisory fees:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$1,898,984	$2,166,977	$3,956,052	$3,072,506	$3,032,958	$2,300,766

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) do not exceed the following

(continues)	129

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued) percentages of each Fund’s average daily net assets from April 1, 2013 through March 31, 2014.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Funds’ Board and DMC. These waivers and reimbursements may be terminated only by agreement of DMC and the Funds.

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Operating expense limitation as a percentage of average daily net assets (per annum)	1.00%	1.40%	1.25%	1.20%	1.43%	1.40%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Trust. For these services, the Trust pays DSC fees based on the aggregate daily net assets of the Trust at the following annual rate: 0.0075% of the first $3 billion; 0.0070% of the next $2 billion; 0.0065% of the next $2.5 billion; 0.0055% of the next $2.5 billion; and 0.0050% of aggregate average daily net assets in excess of $10 billion. Prior to Jan. 1, 2014, the Trust paid DSC fees based on the aggregate daily net assets of the Trust at the following annual rate: 0.0050% of the first $3 billion; 0.0045% of the next $2 billion; 0.0040% of the next $2.5 billion; 0.0030% of the next $2.5 billion; and 0.0025% of aggregate average daily net assets in excess of $10 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Trust on a relative net asset value basis. For the year ended March 31, 2014, each Fund was charged for these services as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$85,309	$30,295	$57,183	$54,998	$22,472	$21,962

DSC also provides the Trust with administrative services including financial and tax reporting, corporate governance, and preparation of materials and reports for the Board. For administrative services, effective Jan. 1, 2014, each Fund pays DSC a fee at an annual rate (plus out-of-pocket expenses) of 0.120% of assets up to $500 million of the Funds’ average daily net assets; 0.095% of assets from $500 million to $1 billion; and 0.070% of assets over $1 billion. Prior to Jan 1., 2014, each Fund paid DSC fees at an annual rate of 0.165% of assets up to $500 million of the Funds’ average daily net assets; 0.140% of assets from $500 million to $1 billion; and 0.115% of assets over $1 billion.

DSC also serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund. For these services, the Trust pays DSC a fee at an annual rate of 0.200% of the Trust’s total average daily net assets, subject to certain minimums, plus out-of-pocket expenses. Prior to Jan. 1, 2014, the Trust paid DSC a fee at an annual rate of 0.225% of the Trust’s average daily net assets. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are passed on to and paid directly by the Funds.

DDLP, an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and Class C shares. Institutional Class shares pay no distribution expenses. Prior to Jan.1, 2014, DDLP was paid an annual distribution and service fee of 0.35% of the average daily net assets of the Class A shares. DDLP has contractually agreed to waive Class B shares’ 12b-1 fees to 0.25% of average daily net assets through March 31, 2014** for all Funds.

*The contractual waiver period is July 27, 2012 through July 29, 2014. Prior to July 28, 2013, the contractual waiver for Optimum Large Cap Value Fund and Optimum Small-Mid Cap Growth Fund was 1.22% and 1.50%, respectively.

**The contractual waiver periods are July 29, 2013 through July 29, 2014 for Optimum International Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund, Aug. 1, 2013 through July 31, 2014 for Optimum Fixed Income Fund, and Nov. 1, 2013 through Oct. 31, 2014 for Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund.

For the year ended March 31, 2014, DDLP earned commissions on sales of Class A shares for each Fund as follows:

130

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$17,432	$5,508	$9,948	$18,689	$3,935	$2,721

For the year ended March 31, 2014, DDLP received gross CDSC commissions on redemptions of each Fund’s Class B, and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Class B	$ 28	$ 6	$ 171	$ 148	$ 23	$ 3
Class C	8,943	1,121	3,501	3,352	573	572

DMC, DSC and DDLP are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2014, the Funds made purchases and sales of investments securities other than short-term investments as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Purchases other than U.S. government securities	$2,761,133,726	$778,718,689	$1,069,564,970	$461,120,388	$258,987,597	$152,193,001
Purchases of U.S. government securities	2,511,705,266	—	—	—	—	—
Sales other than U.S. government securities	2,525,452,714	679,794,844	991,812,034	361,325,468	230,563,960	122,214,595
Sales of U.S. government securities	2,446,912,668	—	—	—	—	—

At March 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Cost of investments	$1,753,567,864	$634,252,572	$968,771,647	$874,209,260	$342,352,855	$351,520,007

Aggregate unrealized appreciation	$47,567,846	$72,366,302	$233,462,824	$304,027,637	$131,918,789	$119,900,643
Aggregate unrealized depreciation	(23,632,316)	(20,180,403)	(9,441,369)	(21,036,049)	(6,645,734)	(4,210,031)

Net unrealized appreciation	$23,935,530	$52,185,899	$224,021,455	$282,991,588	$125,273,055	$115,690,612

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions

(continues)	131

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2014:

		Optimum Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Assets:
Agency, Asset- & Mortgage-Backed Securities[1]	$—	$448,285,158	$5,528,773	$453,813,931
Corporate Debt	—	728,311,129	—	728,311,129
Foreign Debt	—	134,763,242	—	134,763,242
Municipal Bonds	—	12,780,819	—	12,780,819
Senior Secured Loans	—	93,371,325	—	93,371,325
Convertible Preferred Stock[1]	2,375,515	2,905,039	—	5,280,554
Preferred Stock[1]	1,998,669	5,559,050	—	7,557,719
U.S. Treasury Obligations	—	272,110,797	—	272,110,797
Short-Term Investments	—	110,445,346	—	110,445,346
Options Purchased[1]	1,913	1,699	—	3,612
Liabilities:
Securities Sold Short	$—	$(40,935,080)	$—	$(40,935,080)

Total	$4,376,097	$1,767,598,524	$5,528,773	$1,777,503,394

Foreign Currency Exchange Contracts	$—	$(3,059,481)	$—	$(3,059,481)
Futures Contracts	(1,015,194)	—	—	(1,015,194)
Swap Contracts	—	(4,541,031)	—	(4,541,031)
Options Written[1]	(14,147)	(250,389)	—	(264,536)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The

132

amounts attributed to Level 1 investments, Level 2 investments and Level 3 investments represent the following percentages of the total market value of these security types:

		Optimum Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Agency, Asset & Mortgage-Backed Securities	—	98.78%	1.22%	100.00%
Convertible Preferred Stock	44.99%	55.01%	—	100.00%
Preferred Stock	26.45%	73.55%	—	100.00%
Options Purchased	52.96%	47.04%	—	100.00%
Options Written	5.35%	94.65%	—	100.00%
		Optimum International Fund
	Level 1	Level 2	Level 3	Total
Common Stock Australia	$4,935,079	$—	$—	$4,935,079
Austria	2,694,750	15,436,391	—	18,131,141
Belgium	—	5,969,062	—	5,969,062
Bermuda	7,123,712	—	—	7,123,712
Brazil	7,196,148	—	—	7,196,148
Canada	11,997,515	—	—	11,997,515
China/Hong Kong	7,289,466	37,211,463	—	44,500,929
Colombia	3,688,935	—	—	3,688,935
Cyprus	180,538	—	—	180,538
Czech Republic	—	3,183,570	—	3,183,570
Denmark	1,747,525	7,565,664	—	9,313,189
Finland	—	4,214,321	—	4,214,321
France	5,348,842	32,762,685	—	38,111,527
Germany	—	31,326,665	—	31,326,665
Greece	—	2,662,048	—	2,662,048
India	8,419,141	4,647,394	—	13,066,535
Indonesia	—	6,670,127	—	6,670,127
Ireland	19,294,049	18,226,366	—	37,520,415
Isle of Man	—	695,112	—	695,112
Italy	1,713,083	9,023,490	—	10,736,573
Japan	51,776	65,377,099	—	65,428,875
Mexico	3,456,831	—	—	3,456,831
Netherlands	12,923,603	15,451,527	—	28,375,130
New Zealand	—	3,222,555	—	3,222,555
Nigeria	2,477,141	—	—	2,477,141
Norway	10,445,195	15,776,967	—	26,222,162
Republic of Korea	—	17,211,010	—	17,211,010
Singapore	—	1,956,684	—	1,956,684
South Africa	—	3,041,558	—	3,041,558
Spain	—	19,655,449	—	19,655,449
Sweden	—	19,142,934	—	19,142,934
Switzerland	15,063,569	43,304,070	—	58,367,639
Taiwan	964,524	9,385,942	—	10,350,466
Thailand	2,241,365	—	—	2,241,365
Turkey	—	8,929,930	—	8,929,930
United Kingdom	34,888,597	47,533,450	—	82,422,047
United States	8,509,098	5,141,168	1,800,469	15,450,735
Exchange-Traded Fund	2,628,252	—	—	2,628,252
Short-Term Investments	—	14,723,401	—	14,723,401
Securities Lending Collateral	—	39,911,166	—	39,911,166

Total	$175,278,734	$509,359,268	$1,800,469	$686,438,471

(continues)	133

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

		Optimum International Fund
	Level 1	Level 2	Level 3	Total
Foreign Currency Exchange Contracts	$—	$ (954,065)	$ —	$ (954,065)
		Optimum Large Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$267,377,825	$ 5,701,547	$ —	$ 273,079,372
Consumer Staples	57,967,428	1,795,509	—	59,762,937
Energy	43,503,932	—	—	43,503,932
Financials	75,672,575	—	—	75,672,575
Healthcare	174,990,306	—	—	174,990,306
Industrials	147,548,807	—	—	147,548,807
Information Technology	311,085,062	6,942,653	—	318,027,715
Materials	37,264,387	—	—	37,264,387
Telecommunication Services	25,690,347	5,562,093	—	31,252,440
Convertible Preferred Stock	—	—	9,339	9,339
Short-Term Investments	—	31,681,292	—	31,681,292

Total	$1,141,100,669	$51,683,094	$9,339	$1,192,793,102

Foreign Currency Exchange Contracts	$—	$ (283)	$ —	$ (283)

		Optimum Large Cap Value Fund
	Level 1	Level 2	Total
Common Stock
Consumer Discretionary	$111,851,501	$—	$111,851,501
Consumer Staples	102,607,648	24,260,987	126,868,635
Energy	166,319,727	—	166,319,727
Financials	262,106,861	—	262,106,861
Healthcare	107,597,435	3,606,003	111,203,438
Industrials	145,532,603	—	145,532,603
Information Technology	113,583,609	—	113,583,609
Materials	50,211,756	—	50,211,756
Telecommunication Services	21,003,527	3,640,284	24,643,811
Utilities	9,811,294	—	9,811,294
Convertible Preferred Stock	497,944	—	497,944
Short-Term Investments	—	34,569,669	34,569,669

Total	$1,091,123,905	$66,076,943	$1,157,200,848

134

	Optimum Small-Mid Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$60,844,305	$1,886,301	$ —	$62,730,606
Consumer Staples	14,964,275	—	—	14,964,275
Energy	18,658,937	—	—	18,658,937
Financials	50,970,048	—	—	50,970,048
Healthcare	65,888,505	—	—	65,888,505
Industrials	114,645,343	—	—	114,645,343
Information Technology	109,163,196	—	194,504	109,357,700
Materials	6,769,357	—	—	6,769,357
Telecommunication Services	6,828,600	—	—	6,828,600
Convertible Preferred Stock	—	—	2,926,996	2,926,996
Short-Term Investments	—	13,885,543	—	13,885,543

Total	$448,732,566	$15,771,844	$3,121,500	$467,625,910

	Optimum Small-Mid Cap Value Fund
	Level 1	Level 2	Total
Common Stock
Consumer Discretionary	$58,179,519	$—	$58,179,519
Energy	29,297,719	—	29,297,719
Financials	40,569,622	—	40,569,622
Healthcare	15,579,327	—	15,579,327
Industrials	126,021,858	—	126,021,858
Information Technology	87,515,618	1,193,021	88,708,639
Materials	60,988,147	—	60,988,147
Telecommunication Services	3,277,652	—	3,277,652
Utilities	3,410,844	—	3,410,844
Short-Term Investments	—	41,177,292	41,177,292

Total	$424,840,306	$42,370,313	$467,210,619

The securities that have been deemed worthless on the schedules of investments are considered to be Level 3 investments in these tables.

As a result of utilizing international fair value pricing at March 31, 2014, the majority of Optimum International Fund and a portion of Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund’s common stock investments were categorized as Level 2.

During the year ended March 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Funds. This does not include transfers between Level 1 investments and Level 2 investments due to the Funds utilizing international fair value pricing during the year. In accordance with the Fair Valuation Procedures described in Note 1, international fair value pricing of securities in each Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Funds’ Net Asset Value is determined) will be established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s Net Asset Value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. Each Fund’s policy is to recognize transfers at the beginning of the period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to each Fund’s net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to each Fund’s net assets at the end of the year.

(continues)	135

Notes to financial statements

Optimum Fund Trust

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2014 and 2013 were as follows:

Year ended March 31, 2014

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Ordinary income	$27,496,235	$5,310,350	$ 35,275,226	$9,013,153	$ 5,318,544	$ 2,621,910
Long-term capital gains	3,988,584	—	70,507,299	—	34,563,081	40,333,725

Total	$31,484,819	$5,310,350	$105,782,525	$9,013,153	$39,881,625	$42,955,635

Year ended March 31, 2013

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Ordinary income	$49,368,932	$8,384,189	$1,950,159	$21,306,489	$ —	$ 1,660,618
Long-term capital gains	6,859,901	—	—	—	8,488,207	10,254,958

Total	$56,228,833	$8,384,189	$1,950,159	$21,306,489	$8,488,207	$11,915,576

5. Components of Net Assets on a Tax Basis

As of March 31, 2014, the components of net assets on a tax basis were as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund
Shares of beneficial interest	$1,703,486,986	$598,753,970	$903,501,920
Undistributed ordinary income	12,866,558	2,298,317	27,194,443
Undistributed long-term capital gains	—	—	38,928,713
Capital loss carryforwards	(20,553,369)	(14,704,841)	—
Unrealized appreciation	18,457,568	52,119,121	224,022,038

Net assets	$1,714,257,743	$638,466,567	$1,193,647,114

	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Share of beneficial interest	$933,081,753	$325,219,505	$334,885,079
Undistributed ordinary income	5,849,130	2,374,933	128,414
Undistributed long-term capital gains	—	13,817,779	15,725,503
Capital loss carryforwards	(57,884,661)	—	—
Unrealized appreciation	282,996,001	125,273,055	115,691,593

Net assets	$1,164,042,223	$466,685,272	$466,430,589

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of contingent payment on debt instruments, amortization of premium on convertible securities, return of capital on investments, partnership interest and CDS contracts.

136

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, gain (loss) on foreign currency transactions, CDS contracts, foreign tax capital gain, contingent payment on debt instruments, sale of passive foreign investment companies, and paydown gains (losses) of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2014, the Funds recorded the following reclassifications:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Undistributed
(accumulated) net investment income (loss)	$(4,602,957)	$(1,146,495)	$4,535,170	$42,937	$5,219,513	$1,589,585
Accumulated net realized gain (loss)	4,602,957	1,146,495	(4,535,170)	(42,937)	(5,219,513)	(1,589,585)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2014, the Funds utilized capital loss carryforwards as follows:

Optimum International Fund	Optimum Large Cap Value Fund
$39,622,133	$63,201,901

At March 31, 2014, Optimum Large Cap Growth, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund did not have any capital loss carryforwards outstanding. Capital loss carryforwards remaining at March 31, 2014 will expire as follows:

Year of Expiration	Optimum International Fund	Optimum Large Cap Value Fund
3/31/18	$14,704,841	$57,884,661

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

Optimum Fixed Income Fund

Loss carryforward character

Short-term

$20,553,369

(continues)	137

Notes to financial statements

Optimum Fund Trust

6. Capital Shares

Transactions in capital shares were as follows:

	Optimum Fixed Income Fund		Optimum International Fund		Optimum Large Cap Growth Fund
	Year ended		Year ended		Year ended
	3/31/14	3/31/13	3/31/14	3/31/13	3/31/14	3/31/13

Shares sold:
Class A	1,000,079	667,703	164,094	118,996	270,733	269,213
Class B	11,996	30,084	1,696	84	—	—
Class C	3,653,069	2,178,257	516,592	270,564	830,030	672,086
Institutional Class	52,479,284	41,250,317	13,817,101	18,394,158	15,787,976	11,150,649
Shares issued upon reinvestment of dividends and distributions:
Class A	74,238	153,152	6,158	21,816	240,221	1,062
Class B	1,354	6,179	189	1,457	8,509	—
Class C	178,787	515,944	11,515	61,190	922,805	—
Institutional Class	3,035,957	4,907,021	436,578	738,511	5,465,216	140,180

	60,434,764	49,708,657	14,953,923	19,606,776	23,525,490	12,233,190

Shares redeemed:
Class A	(725,990)	(818,425)	(143,645)	(164,376)	(481,398)	(452,718)
Class B	(82,361)	(228,875)	(24,065)	(74,657)	(69,546)	(178,906)
Class C	(2,727,197)	(2,814,412)	(422,881)	(578,476)	(1,793,236)	(1,664,282)
Institutional Class	(28,975,875)	(18,907,614)	(6,280,513)	(4,629,374)	(9,508,944)	(9,566,896)

	(32,511,423)	(22,769,326)	(6,871,104)	(5,446,883)	(11,853,124)	(11,862,802)

Net increase	27,923,341	26,939,331	8,082,819	14,159,893	11,672,366	370,388

	Optimum Large Cap Value Fund		Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund
	Year ended		Year ended		Year ended
	3/31/14	3/31/13	3/31/14	3/31/13	3/31/14	3/31/13

Shares sold:
Class A	288,149	298,117	57,896	57,488	40,164	50,905
Class B	131	716	—	—	—	—
Class C	864,017	722,182	166,070	122,324	122,226	120,056
Institutional Class	18,155,553	13,102,181	7,266,342	5,899,681	7,698,944	6,121,705
Shares issued upon reinvestment of dividends and distributions:
Class A	16,351	63,822	48,996	11,735	48,311	15,217
Class B	125	2,737	1,872	1,102	1,912	1,454
Class C	5,715	131,014	183,909	46,545	199,457	64,652
Institutional Class	605,862	1,667,880	2,451,119	619,318	2,808,274	900,872

	19,935,903	15,988,649	10,176,204	6,758,193	10,919,288	7,274,861

Shares redeemed:
Class A	(435,193)	(483,403)	(97,157)	(79,878)	(97,135)	(77,081)
Class B	(69,058)	(191,907)	(12,926)	(35,534)	(12,348)	(38,201)
Class C	(1,497,758)	(1,729,078)	(344,301)	(312,259)	(359,849)	(306,368)
Institutional Class	(10,186,922)	(10,557,616)	(4,606,449)	(8,732,725)	(4,603,643)	(8,554,580)

	(12,188,931)	(12,962,004)	(5,060,833)	(9,160,396)	(5,072,975)	(8,976,230)

Net increase (decrease)	7,746,972	3,026,645	5,115,371	(2,402,203)	5,846,313	(1,701,369)

138

For the years ended March 31, 2014 and 2013, the following shares and values were converted from Class B to Class A. The amounts are included in Class B redemptions and Class A subscriptions in the tables on the previous page and the statements of changes in net assets.

	Year ended 3/31/14			Year ended 3/31/13
	Class B Shares	Class A Shares	Value	Class B Shares	Class A Shares	Value
Optimum Fixed Income Fund	39,925	39,876	$377,824	157,446	157,610	$1,557,933
Optimum International Fund	10,379	10,185	119,447	51,846	52,868	527,495
Optimum Large Cap Growth Fund	25,481	23,838	372,877	118,588	125,938	1,593,093
Optimum Large Cap Value Fund	29,211	28,937	400,667	130,198	131,274	1,522,989
Optimum Small-Mid Cap Growth Fund	5,102	4,739	70,060	24,219	25,895	307,513
Optimum Small-Mid Cap Value Fund	5,391	5,001	69,457	25,297	27,050	308,649

7. Unfunded Commitments

Optimum Fixed Income Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount.

As of March 31, 2014, the Fund had the following unfunded loan commitments:

Borrower
Industrial Packaging	$326,000
Ortho-Clinical	260,000

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. Each Fund may also enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. Optimum International Fund posted $290,000 cash collateral for open foreign currency exchange contracts, which is presented as cash collateral for derivatives on the statements of assets and liabilities.

During the year ended March 31, 2014, each Fund except Optimum Small-Cap Value Fund used foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date, and hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close

(continues)	139

Notes to financial statements

Optimum Fund Trust

8. Derivatives (continued)

of the last trading day of the contract and the price at which the agreement is made. Optimum Fixed Income Fund may use futures in the normal course of pursuing its investment objective. Optimum Fixed Income Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended March 31, 2014, Optimum Fixed Income Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.

Options Contracts — Optimum Fixed Income Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended March 31, 2014 for Optimum Fixed Income Fund were as follows:

Call options	Number of contracts	Premiums
Options outstanding March 31, 2013	31,400,000	$214,603
Options written	289,500,271	729,334
Options expired	(270,800,000)	(515,738)
Options terminated in closing purchase transactions	(234)	(66,783)

Options outstanding March 31, 2014	50,100,037	$361,416

Put options	Number of contracts	Premiums
Options outstanding March 31, 2013	31,400,000	$121,722
Options written	310,700,368	1,574,102
Options expired	(270,800,000)	(1,165,038)
Options terminated in closing purchase transactions	(15,500,331)	(240,881)

Options outstanding March 31, 2014	55,800,037	$289,905

During the year ended March 31, 2014, Optimum Fixed Income Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and to receive premiums for writing options.

Swap Contracts — Optimum Fixed Income Fund may enter into currency swap contracts, index swap contracts, inflation swaps, interest rate swap contracts, and CDS contracts in the normal course of pursuing its investment objective. The Fund may invest in interest rate swaps to

140

manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may use currency swaps to protect against currency fluctuations. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC. (S&P) or Baa3 by Moody’s Investors Service Inc. (Moody’s) or is determined to be of equivalent credit quality by the DMC.

Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

During the year ended March 31, 2014, Optimum Fixed Income Fund used currency swaps to protect against currency fluctuations.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by Optimum Fixed Income Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013.

During the year ended March 31, 2014, Optimum Fixed Income Fund entered into interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2014, Optimum Fixed Income Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For trades prior to June 10, 2013, Optimum Fixed Income Fund posted $7,370,000 in cash collateral for certain open derivatives, which is presented as cash collateral for derivatives on the statements of assets and liabilities. Initial margin and variation margin are posted to central counterparties for CDS basket trades submitted on or after June 10, 2013, as determined by the applicable central counterparty. Optimum Fixed Income Fund posted $857,610 in cash collateral for centrally cleared swap contracts, which is presented as cash collateral for derivatives on the statements of assets and liabilities.

As disclosed in the footnotes to the schedules of investments, at March 31, 2014, the notional value of the protection sold was EUR 1,300,000 and USD 5,400,000, which reflects the maximum potential amount Optimum Fixed Income Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2014, net unrealized appreciation of the protection sold was $194,261.

(continues)	141

Notes to financial statements

Optimum Fund Trust

8. Derivatives (continued)

CDS contracts may involve greater risks than if Optimum Fixed Income Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading CDS baskets through a central counterparty for trades entered on or after June 10, 2013.

During the year ended March 31, 2014, Optimum Fixed Income Fund used CDS contracts to hedge against a credit event.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event Optimum Fixed Income Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedules of investments.

Fair values of derivative instruments as of March 31, 2014 were as follows:

	Optimum Fixed Income Fund
	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Unrealized gain on foreign currency exchange contracts	$789,560		Unrealized loss on foreign currency exchange contracts	$(3,849,041)
Interest rate contracts (Futures contracts)	Variation margin receivable on futures contracts	8,897	*	Variation margin payable on futures contracts	(1,024,091)*
Interest rate contracts (Options written, at value)	Options written, at value	—		Options written, at value	(264,536)
Credit contracts (Swap contracts)	Unrealized gain on credit default swap contracts	194,261		Unrealized loss on credit default swap contracts	(2,183,512)
Interest rate contracts (Swap contracts)	Unrealized gain on interest rate swap contracts	121,462		Unrealized loss on interest rate swap contracts	(2,673,242)

Total		$1,114,180			$(9,994,422)

*Includes cumulative appreciation of futures contracts from the date the contracts are opened through March 31, 2014. Only current day variation margin is reported on Optimum Fixed Income Fund’s statements of assets and liabilities.

The effect of derivative instruments on the statements of operations for the year ended March 31, 2014 was as follows:

		Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Swap Contracts	Total
Forward currency exchange contracts	$(1,699,289)	$—	$—	$—	$(1,699,289)
Interest rate contracts	—	9,279,026	1,622,142	(6,870,802)	4,030,366
Credit contracts	—	—	—	175,653	175,653

Total	$(1,699,289)	$9,279,026	$1,622,142	$(6,695,149)	$2,506,730

142

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Swap Contracts	Total
Forward currency exchange contracts	$(3,479,638)	$—	$—	$—	$(3,479,638)
Interest rate contracts	—	(1,034,743)	332,714	(3,095,661)	(3,797,690)
Credit contracts	—	—	—	(2,295,932)	(2,295,932)

Total	$(3,479,638)	$(1,034,743)	$332,714	$(5,391,593)	$(9,573,260)

Derivatives Generally. The tables below summarize the average balance of derivative holdings by the Funds during the year ended March 31, 2014. During the year ended March 31, 2014, Optimum Small-Mid Cap Value Fund did not enter into any derivative contracts.

			Long Derivative Volume
	Optimum Fixed Income Fund		Optimum International Fund		Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund		Optimum Small-Mid Cap Growth Fund
Foreign currency exchange contracts
(average cost)	USD	38,533,174	USD	37,324,133	USD	161,107	USD	60,409	USD	16,270
Futures contracts (average notional value)	EUR	244,640,526		—		—		—		—
Options contracts (average notional value)		8,622		—		—		—		—
CDS contracts (average notional value)*	EUR	14,603,051		—		—		—		—
	USD	3,394,909		—		—		—		—
Interest swap contracts (average notional value)**	AUD	28,275,889		—		—		—		—
	BRL	34,980,237		—		—		—		—
	COP	2,908,181,818		—		—		—		—
	EUR	21,318,182		—		—		—		—
	JPY	948,181,818		—		—		—		—
	USD	51,007,115		—		—		—		—

			Short Derivative Volume
	Optimum Fixed Income Fund		Optimum International Fund		Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund		Optimum Small-Mid Cap Growth Fund
Foreign currency exchange contracts (average cost)	USD	115,994,886	USD	112,477,657	USD	155,861	USD	22,123	USD	56,467
Futures contracts (average notional value)		119,853,067		—		—		—		—
Options contracts (average notional value)		409,883		—		—		—		—
CDS contracts (average notional value)*	EUR	1,988,538		—		—		—		—
	USD	6,224,111		—		—		—		—

*Long represents buying protection and short represents selling protection.

**Long represents receiving fixed interest payments and short represents paying fixed interest payments.

(continues)	143

Notes to financial statements

Optimum Fund Trust

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the statement of assets and liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

At March 31, 2014, each Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Optimum Fixed Income Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$10,406	$(14,756)	$(4,350)
Barclays Bank	53,687	(7,060)	46,627
BNP Paribas	—	(31,475)	(31,475)
Citigroup Global Markets	312,289	(6,049,571)	(5,737,282)
Deutsche Bank	467	–	467
Goldman Sachs Capital	–	(433)	(433)
Hong Kong Shanghai Bank	651	—	651
JPMorgan Chase Bank	414,344	(1,510,603)	(1,096,259)
Morgan Stanley Capital	309,363	(1,079,078)	(769,715)
Toronto Dominion Bank	4,076	(10,951)	(6,875)
Union Bank of Switzerland	–	(1,868)	(1,868)

Total	$1,105,283	$(8,705,795)	$(7,600,512)

144

Optimum Fixed Income Fund
Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Bank of America Merrill Lynch	$(4,350)	$4,350	$—	$—	$—	$—
Barclays Bank	46,627	—	—	—	—	46,627
BNP Paribas	(31,475)	31,475	—	—	—	—
Citigroup Global Markets	(5,737,282)	—	—	—	5,737,282	—
Deutsche Bank	467	—	—	—	—	467
Goldman Sachs Capital	(433)	—	—	—	—	(433)
Hong Kong Shanghai Bank	651	—	—	—	—	651
JPMorgan Chase Bank	(1,096,259)	—	—	—	540,000	(556,259)
Morgan Stanley Capital	(769,715)	—	—	—	769,715	—
Toronto Dominion Bank	(6,875)	—	—	—	—	(6,875)
Union Bank of Switzerland	(1,868)	—	—	—	—	(1,868)

Total	$(7,600,512)	$35,825	$—	$—	$7,046,997	$(517,690)

	Optimum Fixed Income Fund
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Net Amount(a)

Bank of America Merrill Lynch	$12,655,942	$(12,655,942)	$—	$—
Bank of Montreal	4,218,647	(4,218,647)	—	—
BNP Paribas	4,287,411	(4,287,411)	—	—

Total	$21,162,000	$(21,162,000)	$—	$—

	Optimum International Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Brown Brothers Harriman	$59	$(8)	$51
BNY Mellon	20	(10,660)	(10,640)
Citigroup Global Markets	169,735	(470,274)	(300,539)
Deutsche Bank	—	(95)	(95)
Morgan Stanley Capital	9,862	(652,707)	(642,845)
Royal Bank of Scotland	3	—	3

Total	$179,679	$(1,133,744)	$(954,065)

(continues)	145

Notes to financial statements

Optimum Fund Trust

9. Offsetting (continued)

		Optimum International Fund
Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Brown Brothers Harriman	$ 51	$—	$ —	$—	$ —	$ 51
BNY Mellon	(10,640)	—	10,640	—	—	—
Citigroup Global Markets	(300,539)	—	—	—	290,000	(10,539)
Deutsche Bank	(95)	—	—	—	—	(95)
Morgan Stanley Capital	(642,845)	—	—	—	—	(642,845)
Royal Bank of Scotland	3		—	—	—	3

Total	$(954,065)	$—	$10,640	$—	$290,000	$(653,425)

		Optimum International Fund
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Net Amount(a)

Bank of America Merrill Lynch	$5,030,201	$(5,030,201)	$—	$—
Bank of Montreal	1,676,734	(1,676,734)	—	—
BNP Paribas	1,704,065	(1,704,065)	—	—

Total	$8,411,000	$(8,411,000)	$—	$—

		Optimum Large Cap Growth Fund
Master Repurchase Agreements(b) Counterparty	Repurchase Agreements	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Net Amount(a)

Bank of America Merrill Lynch	$6,521,141	$ (6,521,141)	$—	$—
Bank of Montreal	2,173,714	(2,173,714)	—	—
BNP Paribas	2,209,145	(2,209,145)	—	—

Total	$10,904,000	$(10,904,000)	$—	$—

		Optimum Large Cap Value Fund
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Net Amount(a)

Bank of America Merrill Lynch	$17,412,834	$(17,412,834)	$—	$—
Bank of Montreal	5,804,278	(5,804,278)	—	—
BNP Paribas	5,898,888	(5,898,888)	—	—

Total	$29,116,000	$(29,116,000)	$—	$—

146

	Optimum Small-Mid Cap Growth Fund
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Net Amount(a)

Bank of America Merrill Lynch	$4,062,556	$(4,062,556)	$—	$—
Bank of Montreal	1,354,185	(1,354,185)	—	—
BNP Paribas	1,376,259	(1,376,259)	—	—

Total	$6,793,000	$(6,793,000)	$—	$—

	Optimum Small-Mid Cap Value Fund
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Net Amount(a)

Bank of America Merrill Lynch	$ 8,531,786	$ (8,531,786)	$—	$—
Bank of Montreal	2,843,929	(2,843,929)	—	—
BNP Paribas	2,890,285	(2,890,285)	—	—

Total	$14,266,000	$(14,266,000)	$—	$—

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

(b)Table excludes counterparties where the absolute value of the total is less than 0.05% of the net assets of the respective Fund. These holdings are deemed immaterial to the respective Fund.

10. Securities Lending

Each Fund, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments® Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Funds can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With

(continues)	147

Notes to financial statements

Optimum Fund Trust

10. Securities Lending (continued)

respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent and the borrower. The Funds record security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Funds may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Funds may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Funds would be required to return to the borrower of the securities and the Funds would be required to make up for this shortfall.

At March 31, 2014, the value of securities on loan for Optimum International Fund was $38,513,777 and the value of invested collateral was $39,911,166, for which cash collateral was received and invested in accordance with the Lending Agreement. These investments are presented on the schedules of investments under the caption “Securities Lending Collateral.” At March 31, 2014, Optimum Fixed Income Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund had no securities on loan.

11. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Optimum Fixed Income Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by S&P’s and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

Optimum Fixed Income Fund invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Optimum Fixed Income Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

148

Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of their assets in small- and mid-sized companies. Investments in small- and mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2014. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedules of investments.

12. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2014 that would require recognition or disclosure in the Funds’ financial statements.

(continues)	149

Report of independent

registered public accounting firm

To the Board of Trustees of Optimum Fund Trust, as defined, and the Shareholders:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund (constituting Optimum Fund Trust, hereafter referred to as the “Funds”) at March 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended March 31, 2010 were audited by other independent accountants whose report dated May 19, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 28, 2014

150

Other Fund information

(Unaudited)

Optimum Fund Trust

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2014, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Optimum Fixed Income Fund	12.67%	87.33%	100.00%	—
Optimum International Fund	—	100.00%	100.00%	0.93%
Optimum Large Cap Growth Fund	66.65%	33.35%	100.00%	14.07%
Optimum Large Cap Value Fund	—	100.00%	100.00%	100.00%
Optimum Small-Mid Cap Growth Fund	86.66%	13.34%	100.00%	20.22%
Optimum Small-Mid Cap Value Fund	93.90%	6.10%	100.00%	90.47%

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on a percentage of each Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, and made permanent by the American Taxpayer Relief Act of 2012. The Funds intend to report the following percentages to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
—	97.50%	15.26%	100.00%	20.93%	100.00%

Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $404,357. The gross foreign source income earned during the fiscal year 2014 by the Fund was $15,113,419.

(continues)	151

Board of trustees and officers addendum

Optimum Fund Trust

A mutual fund is governed by a Board of Trustees, which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

Name, Address, and Age	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

INTERESTED TRUSTEES

Daniel H. Arnold[2]	Trustee	September 19, 2012	Chief Financial Officer —	6	None
2005 Market Street		to present	LPL Financial LLC
Philadelphia, PA 19103			(2012-Present)

Age 49			Managing Director
LPL Financial LLC
(2007-Present)
J. Scott Coleman[2]	Trustee, President	June 16, 2011	Executive Vice President	6	None
2005 Market Street	and Chief	to present	Head of Distribution and Marketing —
Philadelphia, PA 19103	Executive Officer		Delaware Investments
(2008-Present)
Age 53

INDEPENDENT TRUSTEES

Robert J. Christian	Trustee	November 1, 2007	Private Investor	6	Trustee — FundVantage
2005 Market Street	and Chairman	to present	(2006-Present)		Trust (34 mutual funds)
Philadelphia, PA 19103					(2007-present)
Chief Investment Officer
Age 65			Wilmington Trust Corporation
(Trust Bank)
(1996-2006)

Durant Adams Hunter	Trustee	July 17, 2003	Principal — Ridgeway Partners	6	None
2005 Market Street		to present	(Executive Recruiting)
Philadelphia, PA 19103			(2004-Present)

Age 65

Pamela J. Moret	Trustee	October 1, 2013	Chief Executive Officer —	6	Director — Brotherhood
2005 Market Street		to present	brightpeak financial		Mutual Insurance
Philadelphia, PA 19103			(2011-Present)		Company
(2011-present)
Age 58			Senior Vice President —
Thrivent Financial for Lutherans
(2002-Present)

Stephen Paul Mullin	Trustee	July 17, 2003	President —	6	None
2005 Market Street		to present	Econsult Solutions, Inc.
Philadelphia, PA 19103			(Economic Consulting)
(2013-Present)
Age 58
Senior Vice President —
Econsult Corporation
(Economic Consulting)
(2000-Present)

152

Name, Address, and Age	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

INDEPENDENT TRUSTEES (continued)

Robert A. Rudell	Trustee	July 17, 2003	Private Investor (2002–Present)	6	Director and Independent
2005 Market Street		to present			Chairman —
Philadelphia, PA 19103					Heartland Funds
(4 mutual funds)
Age 65					(2005-present)

Jon Edward	Trustee	July 17, 2003	Private Investor (2002–Present)	6	None
Socolofsky		to present
2005 Market Street			President — H&S
Philadelphia, PA 19103			Enterprises of Minecque, LLC
(Commercial real estate developer)
Age 68			(2005-Present)

OFFICERS

David F. Connor	Senior Vice President,	Senior Vice President,	Mr. Connor has served as	6	None[4]
2005 Market Street	Deputy General	Deputy General	Vice President and Deputy
Philadelphia, PA 19103	Counsel, and Secretary	Counsel since	General Counsel of
		May 2013;	Delaware Investments[3] since 2000.
50		Vice President,
Deputy General
Counsel
July 17, 2003-
May 2013;
Secretary since
October 2005

David P. O’Connor	Executive Vice President,	Executive Vice President	Mr. O’Connor has served in	6	None[4]
2005 Market Street	General Counsel,	since February 2012;	various executive and legal
Philadelphia, PA 19103	and Chief	Senior Vice President	capacities at different times at
	Legal Officer	October 2005–	Delaware Investments.
47		February 2012;
General Counsel and
Chief Legal Officer since
October 2005

Daniel V. Geatens	Vice President	September 20, 2007	Mr. Geatens has served in	6	None[4]
2005 Market Street	and Treasurer	to present	various capacities at
Philadelphia, PA 19103			Delaware Investments.

41

Richard Salus	Senior	January 1, 2006	Mr. Salus has served in	6	None[4]
2005 Market Street	Vice President	to present	various executive capacities
Philadelphia, PA 19103	and		at different times at
	Chief Financial		Delaware Investments.
50	Officer

[1]	The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.

[2]	“Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.

[3]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust’s manager, principal underwriter and service agent.

[4]	Messrs Connor, O’Connor, Geatens and Salus also serve in similar capacities for the Delaware Investments®; Family of Funds, a fund complex also managed and distributed by Delaware Investments with 70 funds.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

(continues)	153

About the organization

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the fact sheet for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Daniel H. Arnold

Chief Financial Officer

LPL Financial LLC

J. Scott Coleman

Executive Vice President

Delaware Investments

Robert J. Christian

Private Investor

Durant Adams Hunter

Principal — Ridgeway Partners

Pamela J. Moret

Chief Executive Officer —

brightpeak financial

Stephen Paul Mullin

President — Econsult Solutions, Inc.

Robert A. Rudell

Private Investor

Jon Edward Socolofsky

Private Investor

Affiliated officers

David F. Connor

Senior Vice President,

Deputy General Counsel and Secretary

Optimum Fund Trust

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Optimum Fund Trust

Philadelphia, PA

David P. O’Connor

Executive Vice President,

General Counsel and Chief Legal Officer

Optimum Fund Trust

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Optimum Fund Trust

Philadelphia, PA

Contact information

Investment manager

Delaware Management Company, a series

of Delaware Management Business Trust

Philadelphia, PA

National distributor

Delaware Distributors, L.P.

Philadelphia, PA

Shareholder servicing, dividend

disbursing, and transfer agent

Delaware Service Company, Inc.

2005 Market Street

Philadelphia, PA 19103-7094

For shareholders

800 914-0278

For securities dealers

and financial institutions

representatives only

800 362-7500

Website

optimummutualfunds.com

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Forms N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 914-0278; (ii) on the Fund’s website at optimummutualfunds.com; and (iii) on the SEC’s website at sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at optimummutualfunds.com; and (ii) on the SEC’s website at sec.gov.

154

(12526) AR-901 19765 [5/14]	Printed in the USA

Item 2. Code of Ethics

       The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

       The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

       a. An understanding of generally accepted accounting principles and financial statements;

       b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

       c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

       d. An understanding of internal controls and procedures for financial reporting; and

       e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

       a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

       b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

       c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

       d. Other relevant experience.

       The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

       The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

       Robert J. Christian
       Robert A. Rudell
       Jon E. Socolofsky

Item 4. Principal Accountant Fees and Services

       (a) Audit fees.

       The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $140,000 for the fiscal year ended March 31, 2014.

       The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $131,500 for the fiscal year ended March 31, 2013.

       (b) Audit-related fees.

       The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2014.

       The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended March 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

       The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2013.

       The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $565,000 for the registrant’s fiscal year ended March 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

       (c) Tax fees.

       The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $27,500 for the fiscal year ended March 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

       The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2014.

       The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $25,000 for the fiscal year ended March 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

       The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2013.

       (d) All other fees.

       The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2014.

       The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2014.

       The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2013.

       The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2013.

       (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

       Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

       The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

       (f) Not applicable.

       (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,090,937 and $10,584,953 for the registrant’s fiscal years ended March 31, 2014 and March 31, 2013, respectively.

       (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

       Not applicable.

Item 6. Investments

       (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

       (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

       Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

       Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

       Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

       Not applicable.

Item 11. Controls and Procedures

       The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

             Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

             Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

OPTIMUM FUND TRUST

/s/ J. SCOTT COLEMAN
By:	J. Scott Coleman
Title:	Chief Executive Officer
Date:	June 4, 2014

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ J. SCOTT COLEMAN
By:	J. Scott Coleman
Title:	Chief Executive Officer
Date:	June 4, 2014

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 4, 2014